                                                     Filed pursuant to Rule 497
                                                     Registration No. 2-96219



                                   PROSPECTUS


                                OCTOBER 11, 1996


                                    HOTCHKIS
                                      AND
                                     WILEY
                                     FUNDS


                             800 WEST SIXTH STREET
                                  FIFTH FLOOR
                         LOS ANGELES, CALIFORNIA 90017
                                  800-236-4479


                               INVESTMENT ADVISOR
                               Hotchkis and Wiley
                             800 West Sixth Street
                                  Fifth Floor
                         Los Angeles, California 90017

                                 LEGAL COUNSEL
                           Gardner, Carton & Douglas
                             321 North Clark Street
                            Chicago, Illinois 60610

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                           100 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

                                 ADMINISTRATOR
                          CUSTODIAN AND TRANSFER AGENT
                             Firstar Trust Company
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202



                                     [LOGO]

                                    HOTCHKIS
                                      AND
                                     WILEY
                                     FUNDS


                               EQUITY INCOME FUND
                        --------------------------------
                                 SMALL CAP FUND
                        --------------------------------
                               INTERNATIONAL FUND
                        --------------------------------
                              BALANCED INCOME FUND
                        --------------------------------
                             TOTAL RETURN BOND FUND
                        --------------------------------
                                LOW DURATION FUND
                        --------------------------------
                           SHORT-TERM INVESTMENT FUND
                        --------------------------------

                     Hotchkis and Wiley: Investment Advisor

                                   PROSPECTUS
-------------------------------------------------------------------------------

                               HOTCHKIS AND WILEY  [LOGO]
                                            FUNDS

-------------------------------------------------------------------------------

HOTCHKIS AND WILEY FUNDS, FORMERLY OLYMPIC TRUST (THE "TRUST"), IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY HAVING EIGHT SEPARATE DIVERSIFIED PORTFOLIOS (THE "FUNDS"), EACH OF WHICH IS A SEPARATE MUTUAL FUND.

EQUITY INCOME FUND
Seeks to provide current income and long-term growth of income, accompanied by growth of capital. The Fund invests in domestic equity securities.

SMALL CAP FUND
Seeks capital appreciation. The Fund invests primarily in stocks of companies with market capitalizations of $1 billion or less.

INTERNATIONAL FUND
Seeks to provide current income and long-term growth of income, accompanied by growth of capital. The Fund invests in international equity securities.

BALANCED INCOME FUND
Seeks to preserve capital while producing a high total return. It is expected that the Fund's assets will be allocated among equity securities, fixed-income securities and money market obligations.

TOTAL RETURN BOND FUND
Seeks to maximize long-term total return. The Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund's dollar-weighted average maturity will exceed its portfolio duration.

LOW DURATION FUND

Seeks to maximize total return, consistent with preservation of capital. The Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of one to three years. The Fund's dollar-weighted average maturity will exceed its portfolio duration.

SHORT-TERM
INVESTMENT FUND
Seeks to maximize total return, consistent with preservation of capital. The Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to one year. The Fund's dollar-weighted average maturity will exceed its portfolio duration.

THE EQUITY FUND
FOR INSURANCE COMPANIES
Offered through a separate prospectus.

--------------------------------------------------------------------------------

This Prospectus provides you with the basic information you should know before investing in any of the Funds. You should read it and keep it for future reference. A Statement of Additional Information dated October 11, 1996, containing additional information about the Trust and each Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may obtain a copy of the Statement of Additional Information without charge by calling the Trust at 800-236-4479 or writing the Trust at 800 West Sixth Street, Fifth Floor, Los Angeles, California 90017.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENT IN A FUND'S SHARES INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

There can be no assurance that the investment objective of any Fund will be achieved.

HOTCHKIS AND WILEY FUNDS
800 West 6th Street, Fifth Floor, Los Angeles, California 90017
800-236-4479
Investment Advisor: Hotchkis and Wiley

OCTOBER 11, 1996

                                TABLE OF CONTENTS
-------------------------------------------------------------------------------


FEE TABLE .............................................................        3

FINANCIAL HIGHLIGHTS ..................................................        4

INVESTMENT OBJECTIVES AND POLICIES ....................................       11

SECURITIES AND TECHNIQUES USED BY THE FUNDS ...........................       18

INVESTMENT RISKS ......................................................       23

PRINCIPAL INVESTMENT RESTRICTIONS .....................................       25

ORGANIZATION AND MANAGEMENT ...........................................       26

HOW TO PURCHASE SHARES ................................................       28

HOW TO REDEEM SHARES ..................................................       29

DIVIDENDS AND TAX STATUS ..............................................       32

PERFORMANCE INFORMATION ...............................................       33

GENERAL INFORMATION ...................................................       34

APPENDIX -- DESCRIPTION OF RATINGS ....................................       34

The application for investing in the HOTCHKIS AND WILEY FUNDS is included in this prospectus.

                                     [LOGO]

                          IMPORTANT TELEPHONE NUMBERS
                      ------------------------------------
                      CLIENT SERVICES         800-236-4479

                 INVESTOR INFORMATION         800-346-7301

                                    FEE TABLE
-------------------------------------------------------------------------------

The following information is provided in order to assist you in understanding the various costs and expenses that, as an investor in the Funds, you will bear directly or indirectly:


SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases .........................           None
Maximum Sales Load Imposed on Reinvested Dividends ..............           None
Deferred Sales Load .............................................           None
Redemption and Exchange Fees ....................................           None

Investment dealers and other firms may independently charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.


ANNUAL FUND
OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
-------------------------------------------------------------------------------

                                                    Equity    Small    Inter-    Balanced    Total      Low     Short-Term
                                                    Income     Cap    national    Income    Return    Duration  Investment
                                                     Fund      Fund    Fund       Fund     Bond Fund    Fund      Fund
---------------------------------------------------------------------------------------------------------------------------
     Management fees..............................   .75%      .75%     .75%      .75%       .55%      .46%       .40%
     Other expenses after expense
     reimbursement................................   .23%      .25%     .25%      .25%       .10%      .12%       .08%
                                                    ----      ----     ----      ----       ----      ----       ----
     Total Fund operating expenses
     after expense reimbursement..................   .98%     1.00%    1.00%     1.00%       .65%      .58%       .48%
                                                    ====      ====     ====      ====       ====      ====       ====

Although not required to do so, Hotchkis and Wiley (the "Advisor"), has agreed to limit the annual operating expenses of the Equity Income Fund, Small Cap
Fund, International Fund and Balanced Income Fund to 1% of each Fund's average net assets. Additionally, the Advisor has agreed to limit the annual expenses of the Total Return Bond Fund to .65%, the Low Duration Fund to .58% and the Short-Term Investment Fund to .48%, of each Fund's average net assets. If the Advisor had not limited the Funds' expenses, other expenses of the Small Cap Fund, International Fund, Balanced Income Fund, Total Return Bond Fund, Low Duration Fund and Short-Term Investment Fund would have been .46%, .36%, .31%,
 .43%, .14% and .48%, respectively, and the total operating expenses of the Small Cap Fund, International Fund, Balanced Income Fund, Total Return Bond Fund, Low Duration Fund and Short-Term Investment Fund would have been 1.21%, 1.11%,
1.06%, .98%, .60%, and .88%, respectively, for the year ended June 30, 1996.


 EXAMPLE
     You would pay the following expenses
     on a $1,000 investment, assuming:
     (1) 5% annual return
     (2) redemption at the end of each time period:
-------------------------------------------------------------------------------

              Equity   Small    Inter-   Balanced   Total     Low   Short-Term
              Income    Cap    national   Income   Return  Duration  Investment
              Fund      Fund    Fund      Fund   Bond Fund  Fund       Fund
One Year ...    $ 10     $ 10     $ 10     $ 10     $  7     $  6     $  5
Three Years.    $ 31     $ 32     $ 32     $ 32     $ 21     $ 19     $ 15
Five Years..    $ 54     $ 55     $ 55     $ 55     $ 36     $ 32     $ 27
Ten Years...    $120     $122     $122     $122     $ 81     $ 73     $ 60


THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL FUND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The assumption in the Example of a 5% annual return is required by regulations of the Securities and Exchange Commission applicable to all mutual funds. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of any Fund.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------
The financial highlights relating to the Equity Income Fund, Small Cap Fund, International Fund, Balanced Income Fund, Total Return Bond Fund, Low Duration Fund and Short-Term Investment Fund for each of the periods ended June 30 have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report covering each of the most recent five years is incorporated by reference herein and is included in the Statement of Additional Information, which is available from the Trust. This information should be read in conjunction with the financial statements and accompanying notes, which appear in the Statement of Additional Information. Further performance information is contained in the Funds' annual report to shareholders, which may be obtained without cost.



                                                            Year Ended June 30,
                                           -------------------------------------------------
EQUITY INCOME FUND                           1996           1995         1994         1993
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period ...   $  17.24       $  15.07     $  15.50     $  14.51
  INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...............       0.45(1)        0.49         0.46         0.44
   Net realized and unrealized gain
     (loss) on investments .............       2.89           2.48         0.10         1.21
                                           --------       --------     --------     --------
   Total from investment operations ....       3.34           2.97         0.56         1.65
                                           --------       --------     --------     --------
  LESS DISTRIBUTIONS:
   Dividends (from net
     investment income) ................      (0.57)         (0.44)       (0.46)       (0.43)
   Distributions (from realized gains) .      (1.10)         (0.36)       (0.53)       (0.23)
                                           --------       --------     --------     --------
   Total Distributions .................      (1.67)         (0.80)       (0.99)       (0.66)
                                                          --------     --------     --------
Net Asset Value, End of Period .........   $  18.91       $  17.24     $  15.07     $  15.50
                                           ========       ========     ========     ========

RATIOS/SUPPLEMENTAL DATA:
Total Return ...........................      20.04%         20.49%        3.40%       11.67%
Net assets, end of period (millions) ...   $  182.5       $  127.1     $   87.2     $   86.7
Ratio of expenses to average net assets:
  Before expense reimbursement .........       0.98%          1.02%        1.05%        1.02%
  After expense reimbursement ..........       0.98%          1.00%        1.00%        1.00%
Ratio of net investment income to
  average net assets:
   Before expense reimbursement ........       2.56%          3.11%        2.85%        2.97%
   After expense reimbursement .........       2.56%          3.14%        2.90%        2.99%
Portfolio turnover rate ................         24%            50%          36%          25%

                                                                                                              June 24,
                                                                                                               1987*
                                                                  Year Ended June 30,                         through
                                           ------------------------------------------------------------       June 30,
EQUITY INCOME FUND                           1992         1991         1990         1989         1988          1987
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period ...   $  12.53     $  12.59     $  13.43     $  11.60     $  12.48     $  12.50
  INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...............       0.40         0.48         0.59         0.57         0.53         --
   Net realized and unrealized gain
     (loss) on investments .............       1.99         0.24        (0.62)        1.90        (0.92)       (0.02)
                                           --------     --------     --------     --------     --------     --------
   Total from investment operations ....       2.39         0.72        (0.03)        2.47        (0.39)       (0.02)
                                           --------     --------     --------     --------     --------     --------
  LESS DISTRIBUTIONS:
   Dividends (from net
     investment income) ................      (0.41)       (0.48)       (0.60)       (0.58)       (0.49)        --
   Distributions (from realized gains) .                    --          (0.30)       (0.21)        --           --
                                           --------     --------     --------     --------     --------     --------
   Total Distributions .................      (0.41)       (0.78)       (0.81)       (0.64)       (0.49)        --
                                           --------     --------     --------     --------     --------     --------
Net Asset Value, End of Period .........   $  14.51     $  12.53     $  12.59     $  13.43     $  11.60     $  12.48
                                           ========     ========     ========     ========     ========     ========

RATIOS/SUPPLEMENTAL DATA:
Total Return ...........................      19.28%        6.92%      -0.44%        21.96%      -2.69%      -9.28%+
Net assets, end of period (millions) ...   $   71.6     $   63.0     $   64.9     $   47.2     $   29.3     $    0.3
Ratio of expenses to average net assets:
  Before expense reimbursement .........       1.02%        1.07%        1.05%        1.27%        1.41%        0.00%
  After expense reimbursement ..........       1.00%        1.00%        1.00%        1.00%        1.00%        0.00%
Ratio of net investment income to
  average net assets:
   Before expense reimbursement ........       2.93%        4.16%        4.37%        4.42%        4.71%        0.00%
   After expense reimbursement .........       2.95%        4.23%        4.42%        4.68%        5.11%        0.00%
Portfolio turnover rate ................         32%          39%          39%           9%          20%           0%


* Commencement of operations.
+ Annualized.

(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

                                                             Year Ended June 30,
                                           --------------------------------------------------
SMALL CAP FUND                                1996           1995         1994         1993
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year .....   $  21.53       $  19.53     $  19.88     $  18.10
  INCOME FROM
   INVESTMENT OPERATIONS:
   Net investment income (loss) ........       0.05(1)       (0.06)       (0.01)        0.27
  Net realized and unrealized
     gain (loss) on investments ........       2.80           2.84         0.78         3.18
  Total from investment
     operations ........................       2.85           2.78         0.77         3.45
LESS DISTRIBUTIONS:
  Dividends (from net
   investment income) ..................       --             --          (0.20)       (0.04)
  Distributions (from
   realized gains) .....................      (3.05)         (0.78)       (0.92)       (1.63)
  Total Distributions ..................      (3.05)         (0.78)       (1.12)       (1.67)
Net Asset Value, End of Year ...........   $  21.33       $  21.53     $  19.53     $  19.88

RATIOS/SUPPLEMENTAL DATA:
Total Return ...........................      14.24%         14.79%        3.77%       19.80%
  Net assets, end of
  year (millions) ......................   $   16.5       $   20.5     $   13.1     $   10.8
Ratio of expenses to average net assets:
  Before expense reimbursement .........       1.21%          1.49%        1.65%        1.40%
After expense reimbursement ............       1.00%          1.00%        1.00%        1.00%
Ratio of net investment income (loss)
  to average net assets:
  Before expense reimbursement .........       0.03%         (0.82)%      (0.71)%       1.03%
  After expense reimbursement ..........       0.24%         (0.34)%      (0.06)%       1.42%
Portfolio turnover rate ................        119%            81%          44%          20%

                                                                        Year Ended June 30,
                                           --------------------------------------------------------------------------
SMALL CAP FUND                                1992         1991         1990         1989         1988         1987
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year .....   $  17.30     $  20.39     $  17.88     $  18.05     $  19.28     $  18.14
  INCOME FROM
   INVESTMENT OPERATIONS:
   Net investment income (loss) ........       0.09         0.13         0.03         0.17         --          (0.04)
  Net realized and unrealized
     gain (loss) on investments ........       3.09         0.10         3.51        (0.32)       (1.17)        1.23
  Total from investment
     operations ........................       3.18         0.23         3.54        (0.15)       (1.17)        1.19
LESS DISTRIBUTIONS:
  Dividends (from net
   investment income) ..................      (0.13)       (0.09)       (0.18)       (0.02)        --          (0.05)
  Distributions (from
   realized gains) .....................      (2.25)       (3.23)       (0.85)        --          (0.06)        --
  Total Distributions ..................      (2.38)       (3.32)       (1.03)       (0.02)       (0.06)       (0.05)
Net Asset Value, End of Year ...........   $  18.10     $  17.30     $  20.39     $  17.88     $  18.05     $  19.28

RATIOS/SUPPLEMENTAL DATA:
Total Return ...........................      19.04%        5.60%       20.49%      -0.82%       -5.97%         6.59%
  Net assets, end of
  year (millions) ......................   $    8.8     $    7.2     $    7.7     $    7.9     $    8.2     $    8.5
Ratio of expenses to average net assets:
  Before expense reimbursement .........       1.45%        1.60%        1.60%        1.82%        1.82%        2.55%
After expense reimbursement ............       1.00%        1.00%        1.00%        1.00%        1.00%        1.00%
Ratio of net investment income (loss)
  to average net assets:
  Before expense reimbursement .........      (0.06)%       0.11%       (0.42)%       0.16%       (0.81)%      (1.89)%
  After expense reimbursement ..........       0.40%        0.71%        0.18%        0.98%        0.01%       (0.34)%
Portfolio turnover rate ................         26%          32%          37%          38%          35%          30%

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.


                                                                                                     October 1,
                                                                                                       1990*
                                                           Year Ended June 30,                        through
                                            ------------------------------------------------------    June 30,
INTERNATIONAL FUND                            1996         1995        1994       1993       1992      1991
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period ....   $ 17.70       $ 16.79    $ 14.63    $ 13.97    $ 12.56    $ 12.50
                                            -------       -------    -------    -------    -------    -------
  INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ................      0.56(1)       0.28       0.26       0.23       0.22       0.42
   Net realized and unrealized
     gain (loss) on investments .........      2.51          1.52       2.19       0.74       3.09      (0.21)
                                            -------       -------    -------    -------    -------    -------
   Total from investment operations .....      3.07          1.80       2.45       0.97       3.31       0.21
                                            -------       -------    -------    -------    -------    -------
  LESS DISTRIBUTIONS:
   Dividends (from net investment income)     (0.14)        (0.44)     (0.14)      --        (0.61)     (0.15)
   Distributions (from realized gains) ..     (0.19)        (0.45)     (0.15)     (0.31)     (1.29)      --
                                            -------       -------    -------    -------    -------    -------
   Total Distributions ..................     (0.33)        (0.89)     (0.29)     (0.31)     (1.90)     (0.15)
                                            -------       -------    -------    -------    -------    -------
Net Asset Value, End of Period ..........   $ 20.44       $ 17.70    $ 16.79    $ 14.63    $ 13.97    $ 12.56
                                            =======       =======    =======    =======    =======    =======

RATIOS/SUPPLEMENTAL DATA:
Total Return ............................     18.61%        11.08%     16.71%      7.36%     27.48%      2.22%+
Net assets, end of period (millions) ....   $ 331.0       $  51.5    $  26.0    $   6.6    $   4.0    $   1.3
Ratio of expenses to average net assets:
  Before expense reimbursement ..........      1.11%         1.39%      1.61%      2.44%      4.19%      5.50%+
  After expense reimbursement ...........      1.00%         1.00%      1.00%      1.00%      1.00%      1.00%+
Ratio of net investment income
 to average net assets:
  Before expense reimbursement ..........      2.67%         2.45%      2.01%      1.14%      0.42%     (0.53)%
  After expense reimbursement ...........      2.78%         2.83%      2.62%      2.58%      3.61%      3.96%+
Portfolio turnover rate .................        12%           24%        23%        24%        88%       224%

* Commencement of operations.
+ Annualized.

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.



                                                      Year Ended June 30,
BALANCED                             ------------------------------------------------
INCOME FUND                              1996         1995         1994         1993
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year   $  16.74     $  15.71     $  16.69     $  16.35
                                     --------     --------     --------     --------
  INCOME FROM INVESTMENT
   OPERATIONS:
     Net investment income .......       0.94         0.89         0.89         0.77
     Net realized and unrealized
       gain (loss) on investments        1.53         1.53        (0.27)        0.82
                                     --------     --------     --------     --------
     Total from investment
       operations ................       2.47         2.42         0.62         1.59
                                     --------     --------     --------     --------
  LESS DISTRIBUTIONS:
   Dividends (from net
     investment income) ..........      (0.92)       (0.80)       (0.94)       (0.74)
   Distributions (from
     realized gains) .............      (0.02)       (0.57)       (0.66)       (0.51)
   Return of capital .............       --          (0.02)        --           --
                                     --------     --------     --------     --------
   Total Distributions ...........      (0.94)       (1.39)       (1.60)       (1.25)
                                     --------     --------     --------     --------
Net Asset Value, End of Year .....   $  18.27     $  16.74     $  15.71     $  16.69
                                     ========     ========     ========     ========

RATIOS/SUPPLEMENTAL DATA:
Total Return .....................      15.04%       16.40%        3.60%       10.10%
Net Assets, end of
  year (millions) ................   $   70.6     $   32.1     $   36.0     $   30.3
Ratio of expenses to average
  net assets:
  Before expense reimbursement ...       1.06%        1.19%        1.20%        1.15%
  After expense reimbursement ....       1.00%        1.00%        1.00%        1.00%
Ratio of net investment income
  to average net assets:
  Before expense reimbursement ...       5.20%        5.44%        5.04%        4.62%
  After expense reimbursement ....       5.26%        5.63%        5.24%        4.77%
Portfolio turnover rate ..........         92%          51%          97%         155%


BALANCED INCOME FUND                   1992         1991         1990         1989         1988         1987
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year   $  15.23     $  15.13     $  15.95     $  14.40     $  15.17     $  14.83
                                     --------     --------     --------     --------
  INCOME FROM INVESTMENT
   OPERATIONS:
     Net investment income .......       0.79         0.82         0.88         0.87         0.79         0.71
     Net realized and unrealized
       gain (loss) on investments        1.45         0.49         0.09         1.57        (0.08)        0.61
                                     --------     --------     --------     --------
     Total from investment
       operations ................       2.24         1.31         0.97         2.44         0.71         1.32
  LESS DISTRIBUTIONS:
   Dividends (from net
     investment income) ..........      (0.76)       (0.81)       (0.93)       (0.89)       (0.72)       (0.73)
   Distributions (from
     realized gains) .............      (0.36)       (0.40)       (0.86)        --          (0.76)       (0.25)
   Return of capital .............       --           --           --           --           --           --
                                     --------     --------     --------     --------
   Total Distributions ...........      (1.12)       (1.21)       (1.79)       (0.89)       (1.48)       (0.98)
                                     --------     --------     --------     --------
Net Asset Value, End of Year .....   $  16.35     $  15.23     $  15.13     $  15.95     $  14.40     $  15.17
                                     ========     ========     ========     ========     ========     ========

RATIOS/SUPPLEMENTAL DATA:
Total Return .....................      15.10%        9.35%        6.20%       17.48%        5.46%        9.17%
Net Assets, end of
  year (millions) ................   $   16.7     $   11.6     $    9.6     $    7.9     $    6.7     $    4.0
Ratio of expenses to average
  net assets:
  Before expense reimbursement ...       1.27%        1.44%        1.66%        1.92%        2.39%        3.98%
  After expense reimbursement ....       1.00%        1.00%        1.00%        1.00%        1.00%        1.00%
Ratio of net investment income
  to average net assets:
  Before expense reimbursement ...       4.64%        5.14%        4.93%        4.85%        4.11%        1.89%
  After expense reimbursement ....       4.90%        5.58%        5.59%        5.77%        5.51%        4.87%
Portfolio turnover rate ..........         36%          75%          78%          97%         112%          81%


                                                                    December 6,
                                                        Year           1994*
                                                       Ended          through
                                                      June 30,       June 30,
TOTAL RETURN BOND FUND                                  1996           1995
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period ................   $12.94       $12.00
                                                        ------       ------
  INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ............................     0.84(1)      0.46
   Net realized and unrealized gain on investments ..     0.06         0.94
                                                        ------       ------
   Total from investment operations .................     0.90         1.40
                                                        ------       ------
  LESS DISTRIBUTIONS:
   Dividends (from net investment income) ...........    (0.93)       (0.46)
   Distributions (from realized gains) ..............    (0.13)        --
Total Distributions .................................    (1.06)       (0.46)
                                                        ------       ------
Net Asset Value, End of Period ......................   $12.78       $12.94
                                                        ======       ======

RATIOS/SUPPLEMENTAL DATA:
Total Return ........................................     7.05%       11.88%
Net assets, end of period (millions) ................   $ 43.4       $ 15.3
Ratio of expenses to average net assets:
  Before expense reimbursement ......................     0.98%        2.93%+
  After expense reimbursement .......................     0.68%        0.80%+
Ratio of net investment income to average net assets:
  Before expense reimbursement ......................     6.86%        4.92%+
  After expense reimbursement .......................     7.16%        7.05%+
Portfolio turnover rate .............................       51%          68%

* Commencement of operations.
+ Annualized.

(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.


                                                                                            May 18,
                                                                                             1993*
                                                                                            through
                                                               Year Ended June 30,          June 30,
                                                        -------------------------------
LOW DURATION FUND                                         1996        1995        1994       1993
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period ................   $ 10.15     $  9.93     $ 10.00     $ 10.00
                                                        -------     -------     -------     -------
  INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ............................      0.68        0.75        0.77        0.05
   Net realized and unrealized gain on investments ..      0.06        0.23        0.11        0.00
                                                        -------     -------     -------     -------
   Total from investment operations .................      0.74        0.98        0.88        0.05
                                                        -------     -------     -------     -------
  LESS DISTRIBUTIONS:
   Dividends (from net investment income) ...........     (0.72)      (0.75)      (0.77)      (0.05)
   Dividends (from realized gains) ..................     (0.05)      (0.01)      (0.18)       --
                                                        -------     -------     -------     -------
   Total Distributions ..............................     (0.77)      (0.76)      (0.95)      (0.05)
                                                        -------     -------     -------     -------
Net Asset Value, End of Period ......................   $ 10.12     $ 10.15     $  9.93     $ 10.00
                                                        =======     =======     =======     =======

RATIOS/SUPPLEMENTAL DATA:
Total Return ........................................      7.47%      10.23%       9.02%       4.36%+
Net assets, end of period (millions) ................   $ 189.2     $ 123.3     $  36.5     $   7.6
Ratio of expenses to average net assets:
  Before expense reimbursement ......................      0.60%       0.75%       1.10%       4.94%+
  After expense reimbursement .......................      0.58%       0.58%       0.58%       0.58%+
Ratio of net investment income to average net assets:
  Before expense reimbursement ......................      7.07%       7.43%       6.82%       1.93%+
  After expense reimbursement .......................      7.09%       7.61%       7.34%       6.28%+
Portfolio turnover rate .............................        50%         71%        254%         34%

* Commencement of operations.
+ Annualized.


                                                                                                                May 18,
                                                                                                                 1993*
                                                                                                                through
                                                                              Year Ended June 30,              June 30,
                                                                       ----------------------------------
SHORT-TERM INVESTMENT FUND                                              1996          1995         1994          1993
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period ..............................    $10.12       $ 10.21       $10.00        $10.00
                                                                       ------       -------       ------        ------
  INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ..........................................      0.66          0.66         0.53          0.03
   Net realized and unrealized gain (loss) on investments .........      0.05         (0.09)        0.21           --
                                                                       ------        ------       ------        ------
   Total from investment operations ...............................      0.71          0.57         0.74          0.03
                                                                       ------        ------       ------        ------
LESS DISTRIBUTIONS:
   Dividends (from net investment income) .........................     (0.66)        (0.66)       (0.53)        (0.03)
   Return of capital ..............................................     (0.00)          --           --            --
                                                                       ------        ------       ------        ------
   Total Distributions ............................................     (0.66)        (0.66)       (0.53)        (0.03)
                                                                       ------        ------       ------        ------
Net Asset Value, End of Period ....................................    $10.17        $10.12       $10.21        $10.00
                                                                       ======        ======       ======        ======

RATIOS/SUPPLEMENTAL DATA:
Total Return ......................................................      7.23%         5.78%        7.47%         2.30%+
Net assets, end of period (millions) ..............................     $18.7         $19.8        $10.5        $ .003
Ratio of expenses to average net assets:
  Before expense reimbursement ....................................      0.88%         1.26%        2.06%        57.02%+
  After expense reimbursement .....................................      0.48%         0.48%        0.48%         0.48%+
Ratio of net investment income (loss) to average net assets:
  Before expense reimbursement ....................................      6.15%         5.74%        4.16%       (56.99)%+
  After expense reimbursement .....................................      6.55%         6.52%        5.74%         2.32%+
Portfolio turnover rate ...........................................        60%           81%         135%            0%

* Commencement of operations.
+ Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES
-------------------------------------------------------------------------------

GENERAL

The following descriptions are designed to help you choose the Fund that best fits your investment objective. You may want to pursue more than one objective by investing in more than one of the Funds. Each Fund's investment objective is a fundamental policy, which cannot be changed without the approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that any objective will be met. For a discussion of certain risks associated with investment in the Funds, including their use of derivatives, see "Investment Risks" on page 23.

HOTCHKIS AND WILEY (the "Advisor") acts as investment advisor to each Fund.


THE EQUITY INCOME FUND

The investment objective of the EQUITY INCOME FUND is to provide current income and long-term growth of income, accompanied by growth of capital.

The EQUITY INCOME FUND will attempt to achieve its objective by investing in equity securities. The equity securities that the Fund may purchase consist of common stocks or securities having characteristics of common stocks, such as convertible preferred stocks, convertible debt securities or warrants. Any such convertible securities to be invested in by the Fund will be rated investment grade or, if unrated, be of comparable quality in the opinion of the Advisor, provided, however, that the Fund may invest up to 5% of its net assets in convertible securities rated at least B by Moody's Investors Service ("Moody's") or Standard & Poor's Ratings Group ("S&P") or, if unrated, of comparable quality in the opinion of the Advisor. For a description of "investment grade" see "The BALANCED INCOME FUND." See the Appendix for a further description of ratings.

Securities rated Baa are considered by Moody's to have speculative characteristics. For securities rated Baa by Moody's or BBB by S&P, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Securities rated below BBB or Baa are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of their obligations and are commonly known as "junk bonds." See "Investment Risks -- Risks of Investing in Fixed-Income Securities" on page 24. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.

Subsequent to its purchase by the Fund, a security may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the Advisor will consider such an event in determining whether the Fund should continue to hold the security in its portfolio.

In selecting investments for the Fund, the Advisor focuses on securities that it believes to have superior values. In arriving at this determination, the Advisor will generally seek securities of companies that have such characteristics as earnings yield at least 3% greater than the yield on long-term bonds, dividend yield which exceeds the composite yield on the securities comprising the Standard & Poor's Index of 500 Common Stocks ("S&P 500"), and overall financial strength.

Under normal market conditions, the EQUITY INCOME FUND will invest at least 80% of its total assets in income-producing equity securities issued by companies with a record of earnings and dividends. The remainder of its portfolio may be invested in securities of companies which pay no dividends or interest but have unrecognized potential for growth or changes in business or management that indicate possible growth.

When market or economic conditions indicate, in the view of the Advisor, that a temporary defensive investment strategy is appropriate, all or part of the Fund's assets may be invested in investment grade debt obligations maturing in one year or less from the date of the Fund's purchase, such as U.S. Treasury bills, bank certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements.

The EQUITY INCOME FUND has the right to invest its assets on a "global" basis; although there is no requirement that it do so. See "Securities and Techniques Used by the Funds -- Foreign Securities" on page 19.


THE SMALL CAP FUND

The investment objective of the SMALL CAP FUND is capital appreciation. The SMALL CAP FUND will attempt to achieve its objective by investing, under normal circumstances, in the common stock of issuers which, in the opinion of the Fund's Advisor, are undervalued as determined by a low price/earnings ratio relative to their expected growth rate. Current income is a secondary consideration.

It has been the experience of the Advisor that investment opportunities are frequently found in the securities of companies that are "undervalued" because they are part of an industry that is out of favor with investors generally. Even in such industries, however, individual companies may have high rates of growth of earnings and be financially sound. At the same time, the price of their common stock may be depressed because investors associate the companies with their industries. The Advisor will attempt to identify such companies and invest in their securities when, in the Advisor's judgment, opportunities for capital appreciation exist.

Under normal circumstances, the SMALL CAP FUND invests at least 65% of its total assets in the stock of small companies. In general, the Advisor will seek to fully invest its assets in the stock of small companies. A "small company" is one which has market capitalization of $1 billion or less at the time of investment. To the extent that the SMALL CAP FUND does invest in small issuers, there is the risk that such securities will be less marketable or may be subject to greater fluctuations in price than securities of larger issuers. In selecting investments for the Fund, the Advisor will generally seek securities of companies that have such characteristics as a price/earnings ratio below that of securities comprising the Russell 2000 Index ("Russell 2000"), high cash flow and overall financial strength.

Common stock of companies described above includes rights or warrants for their purchase and securities convertible into common stocks. See "THE EQUITY INCOME FUND" for a description of the ratings of the convertible securities to be invested in by the SMALL CAP FUND.

For temporary defensive purposes, all or a part of the SMALL CAP FUND's assets may be invested in investment grade debt obligations maturing in one year or less from the date of the Fund's purchase. See "The BALANCED INCOME FUND" for a description of "investment grade."

The SMALL CAP FUND has the right to invest its assets on a "global" basis; as a fundamental policy it may invest in foreign securities if thereafter not more than 20% of its total assets would be invested in the securities of foreign issuers, although there is no requirement that the Fund invest in any foreign securities. See "Securities and Techniques Used by the Funds -- Foreign Securities" on page 19.


THE INTERNATIONAL FUND

The investment objective of the INTERNATIONAL FUND is to provide current income and long-term growth of income, accompanied by growth of capital. The Fund will attempt to achieve its objective through a policy of investing in equity securities in at least three non-U.S. markets. Ordinarily, the Fund will invest in equity securities issued by companies located in some or all of the developed foreign equity markets. These markets generally include 15 markets in Europe as well as Australia, New Zealand, Japan, Hong Kong, Singapore,

Malaysia, Canada and Korea. There are risks associated with investment in foreign securities, as described under "Investment Risks -- Risks of Investing in Emerging Market and Other Foreign Securities" on page 23.

The equity securities that the Fund may purchase consist of common stocks or securities having characteristics of common stocks, such as convertible preferred stocks, convertible debt securities or warrants. Any such convertible securities will be securities of an issuer having an outstanding issue of debt securities rated at least A by Moody's or S&P or, if unrated, be of comparable quality in the opinion of the Advisor. In selecting investments for the Fund, the Advisor will, in general, use the same criteria as those used in selecting investments for the EQUITY INCOME FUND; that is, it will focus on securities that it believes have superior values. The Advisor will generally seek equity securities of companies in each country that have such characteristics as dividend yield greater than the local market average; earnings yield at least three percentage points greater than the country's 10-year government bond yield (or low price-to-earnings ratios relative to the local market), and financial strength.

Under normal market conditions, the INTERNATIONAL FUND will invest at least 80% of its total assets in income-producing equity securities issued by companies with a record of earnings and dividends. The remainder of its portfolio may be invested in securities of companies which pay no dividends or interest, but have unrecognized potential for growth or changes in business or management that indicate possible growth. The Fund will not invest in international fixed-income securities with a maturity in excess of one year.

The Advisor intends that the Fund normally be fully invested, if sufficient value can be found in interna-tional markets. Investments will be made based primarily on the evaluation of each company, rather than characteristics of the country or market in which the company is located.

When market or economic conditions indicate, in the view of the Advisor, that a temporary defensive investment strategy is appropriate, all or part of the Fund's assets may be invested in investment grade debt obligations maturing in one year or less from the date of the Fund's purchase. See "The BALANCED INCOME FUND" for a description of "investment grade."

The INTERNATIONAL FUND may purchase foreign currency options or enter into forward foreign currency exchange contracts for the purpose of hedging against the effect that currency fluctuations will have on the value of Fund assets or liabilities. See "Securities and Techniques Used by the Funds -- Other Derivative Instruments" on page 22.


THE BALANCED INCOME FUND

The investment objective of the BALANCED INCOME FUND is to preserve capital while producing a high total return. The BALANCED INCOME FUND will attempt to achieve this high total return through a combination of income and capital growth. The BALANCED INCOME FUND will attempt to achieve preservation of capital through the investment policies discussed below and through careful selection and supervision of the securities purchased. While not an objective of the Fund, the Advisor's current goal is a return at least 4% greater than the rate of inflation as measured by the Consumer Price Index.

While it is not a fundamental policy, it is expected that the BALANCED INCOME FUND's assets will be allocated among equity securities, fixed-income securities, and money market obligations. The amount of the BALANCED INCOME FUND's assets invested in each category of securities is derived from a proprietary model employed by the Advisor as to what relative portions of the Fund's assets in each category will contribute to the achievement of the Fund's objective; however, it is expected that investments in equity securities will comprise at least 20% of the Fund's total assets and fixed-income senior securities will comprise at least 25% of the Fund's total assets, except due to changes in the market value of securities held. In the event that, due to such market value changes, the percentage of the Fund's assets in either such category comprises less than the requisite percentage of the Fund's total assets, the Fund may, but is not required to, purchase additional securities of that category. From inception to the date of this Prospectus, the Fund's allocation to equity securities has ranged from 27% to 59%, and to fixed-income securities has ranged from 41% to 73%.

The BALANCED INCOME FUND attempts to achieve growth of capital through its investment in equity securities. The equity securities that the BALANCED INCOME FUND may purchase consist of common stocks or securities having characteristics of common stocks (such as convertible preferred stocks, convertible debt securities or warrants) of domestic or foreign issuers. In selecting equity securities, the Advisor will generally seek securities of companies that have such characteristics as earnings yield at least 3% greater than the yield on long-term bonds, dividend yield which exceeds the composite yield on the securities comprising the S&P 500, and overall financial strength.

The BALANCED INCOME FUND attempts to earn current income and at the same time reduce the fluctuation in the net asset value of the Fund's shares by investing a portion of its assets in fixed-income securities. The fixed-income securities that the BALANCED INCOME FUND may purchase must be investment grade and will consist of: (i) debt securities maturing in more than one year from the date of purchase that are issued by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); (ii) debt securities (such as bonds and debentures) of other domestic or foreign issuers, maturing in more than one year from the date of purchase; (iii) preferred stocks of domestic or foreign issuers having an outstanding issue of investment grade debt securities;
(iv) mortgage- and other asset-backed securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs"); (v) variable and floating rate debt securities (including inverse floaters); (vi) debt securities that are convertible into or exchangeable for equity securities; (vii) structured debentures, bonds and notes; and (vii) repurchase agreements and reverse repurchase agreements. See "Securities and Techniques Used by the Funds" on page 18.

"Investment grade" means the debt securities have been rated at least (i) Baa by Moody's or BBB by S&P, Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff & Phelps"); (ii) A-2 by S&P, P-2 by Moody's, F-2 by Fitch or D-2 by Duff & Phelps for short-term obligations; or (iii) of comparable quality as determined by the Advisor in the case of unrated securities. All ratings are determined at the time of investment. See the Appendix for a description of ratings.

Securities rated Baa are considered by Moody's to have speculative characteristics. For Baa/BBB rated securities, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. See "Investment Risks" on page 23.

Subsequent to its purchase by the Fund, a security may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the Advisor will consider such an event in determining whether the Fund should continue to hold the security in the portfolio. While not an objective, it is expected that the average credit quality of the Fund's debt securities will be AA or higher.

The BALANCED INCOME FUND also attempts to earn current income and reduce the fluctuation in the net asset value of its shares by investing a portion of its assets in money market obligations. The money market obligations that the BALANCED INCOME FUND may purchase consist of short-term (i.e., maturing in one year or less from the date of purchase), dollar-denominated debt obligations which are (i) U.S. Government securities; (ii) issued by domestic banks;

or (iii) issued by domestic corporations, if such corporate debt obligations are of investment grade as described above. Money market obligations also include investment grade debt securities that are subject to repurchase agreements.

Because the BALANCED INCOME FUND intends to allocate its assets among equities, fixed-income securities and money market obligations, it may not be able to achieve, at times, a total return as high as that of a portfolio with complete freedom to invest its assets in any one type of security. Likewise, because at least 25% of the BALANCED INCOME FUND'S portfolio will normally consist of debt obligations, the Fund may not achieve the degree of capital appreciation that a portfolio investing solely in equity securities might achieve. Although the BALANCED INCOME FUND intends to invest in fixed-income securities to reduce the price volatility of the Fund's shares, intermediate and long-term debt securities do fluctuate in value more than money market obligations.

The BALANCED INCOME FUND has the right to invest its assets on a "global" basis; as a fundamental policy it may invest in foreign securities if thereafter not more than 20% of its total assets would be invested in the securities of foreign issuers, although there is no requirement that the Fund invest in any foreign securities. See "Securities and Techniques Used by the Funds -- Foreign Securities" on page 19.


THE FIXED-INCOME FUNDS:

THE TOTAL RETURN
BOND FUND

The investment objective of the TOTAL RETURN BOND FUND is to maximize long-term total return. The Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of from two to eight years. The dollar-weighted average maturity of the portfolio of the Fund is expected to range from two to fifteen years. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which the Advisor believes to be relatively undervalued. The Advisor views bonds to mean any interest-bearing security that obligates the issuer to pay the bondholder specified sums of money on specified dates and generally requires the issuer to repay the principal amount of the loan at maturity.

THE LOW DURATION FUND

The investment objective of the LOW DURATION FUND is to maximize total return, consistent with preservation of capital. The Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of from one to three years. The dollar-weighted average maturity of the portfolio of the Fund is expected to range from one to five years. The total rate of return for this Fund is expected to exhibit less volatility than that of a longer duration fixed-income fund such as the TOTAL RETURN BOND FUND.


THE SHORT-TERM
INVESTMENT FUND

The investment objective of the SHORT-TERM INVESTMENT FUND is to maximize total return, consistent with preservation of capital. The Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to one year. The dollar-weighted average maturity of the portfolio of the Fund will not exceed two years. The total rate of return for this Fund is expected to exhibit the least volatility among the income-oriented Funds within the Trust because it has the shortest duration.


INVESTMENT POLICIES
OF THE FIXED-INCOME FUNDS

THE TOTAL RETURN BOND FUND, the LOW DURATION FUND and the SHORT-TERM INVESTMENT FUND (the "FIXED INCOME FUNDS") will attempt to achieve their objectives by investing in the following types of securities which may be issued by domestic or foreign entities: (i) U.S. Government securities; (ii) corporate debt securities, including bonds, notes and debentures; (iii) corporate commercial paper; (iv) mortgage- and other asset-backed securities, including CMOs and REMICs;

(v) variable and floating rate debt securities (including inverse floaters); (vi) structured debentures, bonds and notes; (vii) bank certificates of deposit; (viii) fixed time deposits and bankers' acceptances; (ix) repurchase agreements and reverse repurchase agreements; (x) debt securities that are convertible into or exchangeable for equity securities ("convertible securities"); (xi) obligations of foreign governments or their subdivisions, agencies and instrumentalities; and (xii) obligations of international agencies (such as the Agency for International Development) or supranational entities. There is no limitation on the percentage of a Fund's assets that may be committed to any of these types of securities, except to the extent that a security may be deemed to be illiquid. See "Securities and Techniques Used by the Funds" on page 18.

Under normal circumstances, the TOTAL RETURN BOND FUND will invest at least 70% of its net assets in debt instruments rated at least investment grade, i.e., (i) Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps, (ii) A-2 by S&P, P-2 by Moody's, F-2 by Fitch or D-2 by Duff & Phelps for short-term debt obligations, or (iii) of comparable quality as determined by the Advisor in the case of unrated securities. Up to 15% of the TOTAL RETURN BOND FUND's net assets may be invested in securities rated below investment grade but rated B or higher by one of the nationally recognized rating agencies or, if unrated, of comparable quality in the opinion of the Advisor.

Under normal circumstances, the LOW DURATION FUND and the SHORT-TERM INVESTMENT FUND will invest at least 70% of their net assets in securities rated at least:
(i) A by Moody's, S&P, Fitch or Duff & Phelps, (ii) A-2 by S&P, P-2 by Moody's, F-2 by Fitch or D-2 by Duff & Phelps for short-term debt obligations, or (iii) of comparable quality as determined by the Advisor in the case of unrated securities. Up to 10% of the LOW DURATION FUND's and the SHORT-TERM INVESTMENT FUND's net assets may be invested in securities rated below investment grade but rated B or higher by one of the nationally recognized rating agencies or, if unrated, of comparable quality in the opinion of the Advisor. The remainder of the LOW DURATION FUND's and the SHORT-TERM INVESTMENT FUND's investments will be rated Baa or BBB by at least one of these rating agencies or, if unrated, of comparable quality in the opinion of the Advisor.

Securities rated Baa are considered by Moody's to have speculative characteristics. For Baa/BBB rated securities, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Securities rated below BBB or Baa are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of their obligations and are commonly known as "junk bonds." See "Investment Risks -- Risks of Investing in Fixed-Income Securities" on page 24.

Subsequent to its purchase by one of the Funds, a security may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the Advisor will consider such an event in determining whether the Fund should continue to hold the security in the portfolio.

Each of the FIXED-INCOME FUNDS may invest up to 15% of its net assets in emerging market foreign securities, which are generally considered to be of a credit quality below investment grade.

Each of the FIXED-INCOME FUNDS may invest up to 25% of its total assets in securities of foreign issuers that are denominated in U.S. dollars. Investment in securities of foreign issuers that are not denominated in U.S. dollars by these Funds will be limited to a maximum of 15% of each FIXED-INCOME FUND's total assets. See "Securities and Techniques Used by the Funds -- Foreign Securities" on page 19.

The FIXED-INCOME FUNDS each invest in a diversified portfolio of fixed-income securities of varying maturities with a different portfolio "duration." Duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure. Traditionally, a fixed-income security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a fixed-income security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed-income security on a present value basis. Duration takes the length of time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a mortgage-backed, asset-backed, or callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security. There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. In these and other similar situations, the Advisor will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure. A Fund's computation of duration is based on estimated rather than known factors. Thus, there can be no assurance that a particular portfolio duration will at all times be achieved by a Fund.

Duration is used in the management of the Funds as a tool to measure interest rate risk. For example, a Fund with a 2-year duration would be expected to change in value 2% for every 1% move in interest rates. Assuming an expected average duration of 2 years for the LOW DURATION FUND, a 1% decline in interest rates would cause the Fund to gain 2% in price; likewise, a 1% rise in interest rates would produce a decline of 2% in the Fund's price. Assuming an expected average duration of .75 years for the SHORT-TERM INVESTMENT FUND, a 1% decline in interest rates would cause the Fund to gain .75% in price; likewise, a 1% rise in interest rates would produce a decline of .75% in the Fund's price. Assuming an expected average duration of 4.5 years for the TOTAL RETURN BOND FUND, a 1% decline in interest rates would cause the Fund to gain 4.5% in price; likewise, a 1% rise in interest rates would produce a decline of 4.5% in the Fund's price. Other factors such as changes in credit quality, prepayments, the shape of the yield curve and liquidity affect the net asset value of the Funds and may be correlated with changes in interest rates. These factors can exacerbate swings in the Fund's share prices during periods of volatile interest rate changes.

For a more detailed discussion of duration, see "Investment Objectives and Policies -- Duration" in the Statement of Additional Information.

                  SECURITIES AND TECHNIQUES USED BY THE FUNDS
-------------------------------------------------------------------------------

The following provides a summary of the securities and techniques used by the Funds. The Statement of Additional Information contains more detailed information about these investments and the risks associated with them.


U.S. GOVERNMENT SECURITIES

The Funds may invest in U.S. Government securities. U.S. Government securities include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes, bonds and component parts of notes or bonds (including the principal of such obligations or the interest payments scheduled to be paid on such obligations). U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), Federal Home Loan Banks, Federal Financing Bank, and Student Loan Marketing Association.

All Treasury securities are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by FNMA, are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

Among the U.S. Government securities that may be purchased by the Funds are certain "mortgage-backed securities" of GNMA, the Federal Home Loan Mortgage Corporation ("FHLMC") and FNMA. See the discussion of Mortgage-Related Securities on page 21.

CORPORATE AND OTHER OBLIGATIONS

The BALANCED INCOME FUND and FIXED-INCOME FUNDs may invest in corporate debt securities, variable and floating rate debt securities and corporate commercial paper in the rating categories described above. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates.

Structured debentures and structured notes are hybrid instruments with characteristics of both bonds and swap agreements. Like a bond, these securities make regular coupon payments and generally have fixed principal amounts. However, the coupon payments are typically tied to a swap agreement which can be affected by changes in a variety of factors such as exchange rates, the shape of the yield curve and foreign interest rates. Because of these factors, structured debentures and structured notes can display price behavior that is more volatile than and often not correlated to other fixed-income securities.

The BALANCED INCOME FUND and FIXED-INCOME FUNDs may also invest in inverse floaters and tiered index bonds. An inverse floater is a type of derivative that bears a floating or variable interest rate that moves in the opposite direction to the interest rate on another security or index level. Changes in the interest rate of the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed-rate bond. Tiered index bonds are also a type of derivative instrument. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined "strike" rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the "strike" rate, the interest rate on the tiered index bond will decrease. In general, the interest rates on tiered index bonds and inverse floaters move in the opposite direction of prevailing interest rates. The market for inverse floaters and tiered index bonds is relatively new. These corporate debt obligations may have characteristics similar to those of mortgage-related securities, but corporate debt obligations, unlike mortgage-related securities, are not subject to prepayment risk other than through contractual call provisions which generally impose a penalty for prepayment.


ASSET-BACKED SECURITIES

The BALANCED INCOME FUND and FIXED-INCOME FUNDS may invest in securities whose principal and interest payouts are backed by, or supported by, any of various types of assets. These assets most typically include receivables related to the purchase of automobiles, credit card loans, and home equity loans. These securities generally take the form of a structured type of security, including pass-through, pay-through, and stripped interest payout structures.


FOREIGN SECURITIES

Each Fund has the right to invest in foreign securities. Foreign economies may differ from the U.S. economy; individual foreign companies may differ from domestic companies in the same industry; and foreign currencies may be stronger or weaker than the U.S. dollar. The Advisor believes that the ability to invest abroad will enable the Funds to take advantage of these differences when they are favorable.

Fixed-income securities that may be purchased by the INTERNATIONAL, BALANCED INCOME and FIXED-INCOME FUNDS include debt obligations issued or guaranteed by foreign governments, their subdivisions, agencies or instrumentalities, or by supranational entities that have been constituted by the governments of several countries to promote economic development, such as The World Bank and The Asian Development Bank. Foreign investment in certain foreign government debt is restricted or controlled to varying degrees.

The FIXED-INCOME FUNDS may invest in fixed-income securities of issuers located in emerging foreign markets. Such markets generally include every country in the world other than the U.S., Canada, Japan, Australia, Malaysia, New Zealand, Hong Kong, Singapore, Korea and most Western European countries. From time to time, emerging markets have offered the opportunity for higher returns but involve a higher level of risk. Accordingly, the Advisor believes that the FIXED-INCOME FUNDS' limited ability to invest in emerging markets throughout the world may enable the Funds to obtain a wider range of attractive investment opportunities. Emerging market securities include securities issued or guaranteed by governments, their agencies, instrumentalities or central banks ("sovereign debt"); securities of issuers organized and operated to restructure the investment characteristics of sovereign debt; securities of banks and other business entities; and securities denominated in or indexed to currencies of emerging markets. These securities include "Brady Bonds," which afford emerging market countries a means to restructure their outstanding commercial bank debt. Foreign governmental issuers of debt or the governmental authorities that control repayment of the debt may be unable or unwilling to repay principal or pay interest when due and all or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Emerging market securities are generally considered to be of a credit quality below investment grade, even though they often are not rated by any nationally recognized rating agency. The Advisor seeks to reduce the risk associated with emerging market securities by limiting the amount of such securities held by the Funds, by the depth of its own credit analysis, and evaluation of political, economic, currency and other factors that may be pertinent.

There are risks in investing in emerging market and other foreign securities. See "Investment Risks -- Risks of Investing in Emerging Market and Other Foreign Securities" on page 23.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements involving U.S. Government securities with commercial banks or broker-dealers, whereby the seller of a security agrees to repurchase the security on an agreed-upon date in the future. While each Fund intends to be fully "collateralized" as to such agreements, and the collateral will be marked to market daily, if the person obligated to repurchase from the Fund defaults, there may be possible delays and expenses in liquidating the securities subject to the repurchase agreement, a decline in their value and loss of interest.


REVERSE REPURCHASE AGREEMENTS

The BALANCED INCOME FUND and FIXED-INCOME FUNDS may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings.


BORROWING

As a fundamental policy, the EQUITY INCOME, BALANCED INCOME, SMALL CAP and INTERNATIONAL FUNDS may borrow money, but only from banks for temporary or emergency purposes in amounts not exceeding 10% of the Fund's total assets. The FIXED-INCOME FUNDS may borrow for temporary, emergency or investment purposes. This borrowing may be unsecured. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. Borrowing subjects a Fund to interest costs which may or may not be recovered by appreciation of the securities purchased, and can exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. This is the speculative factor known as leverage.


LOANS OF PORTFOLIO SECURITIES

For the purpose of achieving income, the FIXED-INCOME FUNDS may lend their portfolio securities, provided: (i) the loan is secured continuously by collateral consisting of short-term, high quality debt securities, including U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit, maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund.


WHEN-ISSUED SECURITIES

The BALANCED INCOME FUND, the INTERNATIONAL FUND and the FIXED-INCOME FUNDS may purchase securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed-delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates, generally from 15 to 45 days after the transaction. The price that the Fund is obligated to pay on the settlement date may be different from the market value on that date. While securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them, unless a sale would be desirable for investment reasons. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining the Fund's net asset value. The Fund will also establish a segregated account with its custodian in which it will hold cash, U.S. Government Securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its obligations for when-issued securities.


SHORT SALES

A Fund may make short sales of securities (i.e., sales of securities the Fund does not own) or maintain a short position only if (i) at all times when the short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (a short sale "against-the-box") and (ii) not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.


MORTGAGE-RELATED SECURITIES

The BALANCED INCOME FUND and the FIXED-INCOME FUNDS may invest in mortgage-related securities, including mortgage pass-through securities and collateralized mortgage obligations. Mortgage pass-through securities are securities representing interests in pools of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). For a discussion of certain risks associated with investment in mortgage-related securities, including their volatility, see "Investment Risks -- Risks of Investing in Fixed-Income Securities" on page 24.

Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized mortgage obligations ("CMOs"), including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits ("REMICs"), are hybrid instruments with characteristics of both bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of securities guaranteed by GNMA, FHLMC or FNMA or of mortgage pass-through securities created by non-governmental issuers. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired.

Other mortgage-related securities include those that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property, such as CMO residuals, stripped mortgage-backed securities, variable rate securities (including inverse floaters), or tiered index bonds and may be structured in classes with rights to receive varying proportions of principal and interest. Stripped mortgage-backed securities are derivative, multi-class mortgage securities. The BALANCED INCOME FUND and the FIXED-INCOME FUNDS may invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than expected prepayments of principal, the yield on POs could be materially adversely affected. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Trustees. The BALANCED INCOME FUND and the FIXED-INCOME FUNDS also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund's limit on illiquid securities.

CMOs and other mortgage-related securities that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities for purposes of applying a Fund's diversification tests. Generally, the entity that has the ultimate responsibility for the payment of interest and principal on a security is deemed to be the issuer of an obligation.


OTHER DERIVATIVE INSTRUMENTS

In addition to the asset-backed securities and mortgage-related securities (including tiered index bonds and inverse floaters) which may be purchased only by the BALANCED INCOME FUND and the FIXED-INCOME FUNDS, all Funds may utilize certain other financial instruments whose performance is derived from the performance of an underlying asset ("derivatives"). The Funds may purchase and write call and put options on securities, securities indexes and on foreign currencies, and enter into futures contracts and use options on futures contracts. The Funds also may enter into swap agreements with other institutional investors with respect to foreign currencies, interest rates, and securities indexes. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. Each Fund will maintain segregated accounts consisting of cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily (or, as permitted by applicable regulation, enter into certain offsetting positions), to cover its obligations under options, futures contracts and swap agreements to avoid leveraging of the Fund. See "Investment Risks -- Risks of Using Certain Derivatives" on page 25.

The Funds may buy or sell interest rate futures contracts, options on interest rate futures contracts and options on debt securities for the purpose of hedging against changes in the value of securities which a Fund owns or anticipates purchasing due to anticipated changes in interest rates. The Funds also may engage in currency exchange transactions by means of buying or selling foreign currency on a spot basis, entering into forward foreign currency exchange contracts, and buying and selling foreign currency options, futures and options on futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Funds' investment or anticipated investment in securities denominated in foreign currencies. A Fund will not enter into futures contracts or options thereon for non-hedging purposes if, immediately thereafter, the aggregate initial margin deposits on the Fund's futures positions and premiums paid for options thereon would exceed 5% of the liquidation value of the Fund's total assets. There is no other percentage limitation on a Fund's use of options, futures and options thereon, except for the limitation on foreign currency option contracts described below.

Also, the Funds may enter into interest rate, index and currency exchange rate swap agreements for the purpose of attempting to obtain a particular desired return at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded that desired return. In a standard swap agreement, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined investment or investments. Swap agreements are subject to the Funds' overall limit that no more than 15% of net assets may be invested in illiquid securities, and a Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

The Funds may purchase foreign currency options or enter into forward foreign currency exchange contracts for the purpose of hedging against the effect that currency fluctuations will have on the value of Fund liabilities, such as known or expected redemptions or the payment of any declared dividends. During the coming year, no Fund will enter into foreign currency option contracts if the premiums on such options exceed 5% of the Fund's total assets. See "Investment Objectives and Policies -- Derivative Instruments" in the Statement of Additional Information.

                                INVESTMENT RISKS
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The investment practices described above involve certain risks. The net asset value of any of the Funds may increase or decrease for many reasons. These include changes in the market prices of portfolio securities. The success or failure (and the associated costs) of investment strategies used by the Advisor in seeking to achieve a Fund's investment objective, and the payment of dividends and distributions to shareholders. The following provides a summary of the more significant risks associated with investing in the Funds. The Statement of Additional Information contains more detailed information about these investments and the risks that are associated with them.

RISKS OF INVESTING IN
EQUITY SECURITIES

Because certain of the Funds invest in equity-type securities such as common and preferred stock, the Funds are subject to market risk, for example, the possibility that common stock prices will decline over short or even extended periods. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Investment by the SMALL CAP FUND in equity securities of smaller companies involves greater risk than investment in larger, more established companies.



RISKS OF INVESTING IN
EMERGING MARKET AND
OTHER FOREIGN SECURITIES

Investments in emerging market and other foreign securities involve certain risk considerations not typically associated with investing in securities of U.S. issuers, including: (a) currency devaluations and other currency exchange rate fluctuations; (b) political uncertainty and instability; (c) more substantial government involvement in the economy; (d) higher rates of inflation; (e) less government supervision and regulation of the securities markets and participants in those markets; (f) controls on foreign investment and limitations on repatriation of invested capital and on a Fund's ability to exchange local currencies for U.S. dollars; (g) greater price volatility, substantially less liquidity and significantly smaller capitalization of securities markets; (h) absence of uniform accounting and auditing standards; (i) generally higher commission expenses; (j) delay in settlement of securities transactions; and (k) greater difficulty in enforcing shareholder rights and remedies.

RISKS OF INVESTING IN
FIXED-INCOME SECURITIES

The Funds which invest in fixed-income securities are subject primarily to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. The change in bond price depends on several factors, including the bond's maturity date. In general, bonds with longer maturities are more sensitive to changes in interest rates than bonds with shorter maturities. Credit risk is the possibility that a bond issuer will fail to make timely payments of interest or principal to a Fund.

The BALANCED INCOME FUND and FIXED-INCOME FUNDS may invest in mortgage- and asset-backed securities. The yield characteristics of mortgage-backed and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if a Fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will reduce yield to maturity. Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate.

Mortgage-backed securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

The BALANCED INCOME FUND and FIXED-INCOME FUNDs may invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases the market value may be extremely volatile. With respect to certain stripped securities, such as interest only ("IO") and principal only ("PO") classes, a rate of prepayment that is faster or slower than anticipated may result in a Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade. Certain of the stripped mortgage- and asset-backed securities held by the Funds are considered to be illiquid under guidelines established by the Trustees.

The FIXED-INCOME FUNDS and, to a limited extent, the EQUITY INCOME FUND may invest a portion of their assets in non-investment grade debt securities, commonly referred to as "junk bonds." Low-rated and comparable unrated securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as speculative with respect to the issuer's capacity to pay interest and to repay principal. The market values of certain of these securities tend to be more sensitive to individual corporate development and changes in economic conditions than higher quality bonds. In addition, low-rated and comparable unrated securities tend to be less marketable than higher-quality debt securities because the market for them is not as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and a Fund's ability to sell particular securities.

RISKS OF USING
CERTAIN DERIVATIVES

Participation in the options or futures markets involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Advisor's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (i) dependence on the Advisor's ability to predict correctly movements in the direction of interest rates and securities prices;
(ii) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged;
(iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the absence of a liquid secondary market for any particular instrument at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (vi) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell the security at a disadvantageous time, due to the requirement that the Fund maintain "cover" or segregate securities in connection with hedging transactions. The loss from investing in futures transactions is potentially unlimited. There also is no assurance that a liquid secondary market will exist for futures contracts and options thereon in which a Fund may invest. See "Investment Objectives and Policies -- Derivative Instruments" in the Statement of Additional Information.

                       PRINCIPAL INVESTMENT RESTRICTIONS
-------------------------------------------------------------------------------

Each Fund is subject to certain investment restrictions which are fundamental policies. Fundamental policies are those that cannot be changed without the approval of a majority (as defined in the 1940 Act) of that Fund's outstanding voting securities. Each Fund's investment objective is a fundamental policy. Among its restrictions, a Fund may not (i) with respect to 75% of its total assets, invest more than 5% of its total assets (determined at the time of investment) in securities of any one issuer (other than U.S. Government securities) (ii) with respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or (iii) invest more than 25% of its total assets (determined at the time of investment) in one or more issuers having their principal business activities in a single industry. Additional information about each Fund's investment restrictions is contained in the Statement of Additional Information. It is the position of the Securities and Exchange Commission that open-end investment companies such as the Funds should not make certain investments if thereafter more than 15% of the value of their net assets would be invested in these securities. As a matter of operating policy (though not a fundamental policy), the Funds limit such investments to no more than 15% of the value of their net assets. The investments in this 15% limit include: (i) those which are restricted, i.e., those which cannot freely be sold for legal or contractual reasons; (ii) fixed time deposits subject to withdrawal penalties (other than overnight deposits); and (iii) repurchase agreements having a maturity of more than seven days. The 15% limitation does not include obligations which are payable at principal amount plus accrued interest within seven days after purchase.

                           ORGANIZATION AND MANAGEMENT
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ORGANIZATION AND VOTING RIGHTS

The Trust was organized on August 22, 1984 as a Massachusetts business trust. It is a diversified, open-end, management investment company currently consisting of eight separate series. The Trust's Board of Trustees decides on matters of general policy and reviews the activities of the Advisor, and the Trust's officers conduct and supervise the daily business operations of the Trust. Each Fund is a series of shares, each having separate assets and liabilities, of the Trust. The Board of Trustees may, at its own discretion, create additional series of shares and classes within series.

Generally, the Funds will not hold an annual meeting of shareholders unless required by the 1940 Act. Shareholders have one vote per share owned. Matters submitted to shareholders must be approved by a majority of the outstanding securities of each Fund, unless it is clear that the interests of each Fund in the matter are identical or the matter does not affect a Fund. At the request of the holders of at least 10% of the shares, the Trust will hold a meeting to vote on the removal of a Trustee, which can occur by a vote of a majority of the outstanding shares. Ten shareholders holding the lesser of $25,000 worth or one percent of a Fund's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communications to all other shareholders.


THE INVESTMENT ADVISOR

HOTCHKIS AND WILEY is located at 800 West 6th Street, Los Angeles, California 90017, acts as investment advisor to the Funds and generally administers the affairs of the Trust. Subject to the direction and control of the Board of Trustees, the Advisor supervises and arranges the purchase and sale of securities held in the portfolios of the Funds.

The Advisor, which is a partnership established in 1980, has entered into a purchase agreement with Merrill Lynch and Co., Inc., a Delaware corporation ("ML"). The purchase by ML of the partnership interests in the Advisor is subject to a number of contingencies, including approval by the Trust's Board of Trustees and shareholders of new investment advisory agreements. The approvals have already been received. The transaction is expected to close in the fourth quarter of 1996. If the transaction occurs, it is anticipated that the Funds will be operated in the same manner as they are currently.

For the services of the Advisor to the Funds other than the FIXED-INCOME FUNDS, the Trust, under separate Investment Advisory Agreements between the Trust and the Advisor, pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.75% of each Fund's average daily net assets. This fee is higher than that paid by most mutual funds, but does not reflect the reimbursement of certain of the Funds' expenses as described below.

Under the Investment Advisory Agreement relating to the TOTAL RETURN BOND FUND, the Trust pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.55% of the Fund's average daily net assets.

Under the Investment Advisory Agreement relating to the LOW DURATION FUND, the Trust pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.46% of the Fund's average daily net assets.

Under the Investment Advisory Agreement relating to the SHORT-TERM INVESTMENT FUND, the Trust pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.40% of the Fund's average daily net assets under $100,000,000, 0.35% of the Fund's average daily net assets from $100,000,000 up to $250,000,000, 0.30% of the Fund's average daily net assets from $250,000,000 up to $500,000,000, and 0.25% of the Fund's average daily net assets over $500,000,000.

In addition to the fee payable to the Advisor, each Fund is responsible for its operating expenses including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of the Trust's Trustees other than those affiliated with the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the Fund's custodian and any subcustodian, shareholder servicing or transfer agent and accounting services agent; (vii) expenses incident to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends; (viii) fees and expenses incident to the registration under federal or state securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incident to holding meetings of the Trust's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; and (xii) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations which the Trust may have to indemnify its officers and Trustees with respect thereto.

Although not required to do so, the Advisor has agreed to reimburse each Fund to the extent necessary so that the expenses of a Fund (other than the FIXED-INCOME FUNDs) will not exceed 1% of the Fund's average net assets. The Advisor has agreed to limit the expenses of the TOTAL RETURN BOND FUND to 0.65%, the LOW DURATION FUND to 0.58% and the SHORT-TERM INVESTMENT FUND to 0.48% of each Fund's average net assets. The Advisor will give shareholders at least 30 days' notice of any decision to change this reimbursement policy.

The Advisor also manages individual investment advisory accounts. The Advisor credits the fees charged to individual advisory accounts by the amount of the investment advisory fee and expenses charged to that portion of the client's assets that are invested in any Fund.

The Investment Advisory Agreements permit the Advisor to allocate brokerage based on sales of shares of funds managed by the Advisor. No such allocation has been made to date.


THE ADMINISTRATOR

Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as administrator to the Trust pursuant to a Fund Administration Servicing Agreement.


PORTFOLIO MANAGERS

EQUITY INCOME FUND

The current portfolio manager of the Equity Income Fund is Gail Bardin. Ms. Bardin has responsibility for the day-to-day management of the Fund's portfolio. Ms. Bardin is a managing director of the Advisor. She began co-managing the Fund in April 1994, and assumed full responsibility for managing the Fund in October 1996. Ms. Bardin has been a portfolio manager of the Advisor since 1988 and also serves as portfolio manager of the EQUITY FUND FOR INSURANCE COMPANIES, another fund managed by the Advisor.


BALANCED INCOME FUND

The current portfolio managers of the BALANCED INCOME FUND are Roger DeBard and Michael Sanchez. Mr. DeBard has responsibility for the day-to-day management of the equity portion of the Fund's portfolio. Mr. DeBard is a managing director of the Advisor and has served as portfolio manager for the Fund since its inception in August 1985. Mr. DeBard and Mr. Sanchez have responsibility for the day-to-day management of the fixed-income portion of the Fund's portfolio. Mr. Sanchez has served as a portfolio manager for the Fund since joining the Advisor in August 1996. Prior to joining the Advisor, Mr. Sanchez was with Provident Investment Counsel as a Senior Vice President and portfolio manager from 1991 to 1995 and with ARCO Investment Management Company as Director of Fixed Income Investments from 1988 to 1991.

INTERNATIONAL FUND

The current portfolio managers of the INTERNATIONAL FUND are Sarah Ketterer, Harry Hartford and David Chambers, portfolio managers of the Advisor. Ms. Ketterer, Mr. Hartford and Mr. Chambers have responsibility for the day-to-day management of the Fund's portfolio. Ms. Ketterer has served as portfolio manager for the Fund since its inception in October 1990. Prior to joining the Advisor, Ms. Ketterer was with Bankers Trust Company as an Associate from 1987 to 1990 and a Financial Analyst with Dean Witter Reynolds from 1983 to 1985. Mr. Hartford has served as a portfolio manager of the Fund since May 1994. Prior to joining the Advisor, Mr. Hartford was with the Investment Bank of Ireland as a Senior Manager, International and Global Equities, from 1985 to 1994. Mr. Chambers has served as a portfolio manager of the Fund since October 1996. Prior to joining the Advisor, Mr. Chambers was with Barings Asset Management, Inc. as Senior Vice President, Global Equities from 1992 to 1995 and Baring Brothers, London, England as Assistant Director, Corporate Finance from 1990 to 1991.


SMALL CAP FUND

The current portfolio managers of the SMALL CAP FUND are John Hitchman and Jim Miles. Mr. Hitchman and Mr. Miles have responsibility for the day-to-day management of the Fund's portfolio. Mr. Hitchman has served as a portfolio manager of the Advisor and the Fund since 1988. Mr. Miles began co-managing the Fund in May 1995 when he joined the Advisor. Prior to joining the Advisor, Mr. Miles was with BT Securities Corporation (an affiliate of Bankers Trust New York Corporation) as Vice President in the BT Securities Finance Group from 1988 to 1995.


FIXED-INCOME FUNDS

The current portfolio managers of the FIXED-INCOME FUNDS are Roger DeBard and Michael Sanchez, portfolio managers of the Advisor. Mr. DeBard and Mr. Sanchez have responsibility for the day-to-day management of the Funds' portfolios. They have served as portfolio managers to the Funds since August 1996 and their backgrounds are described under "BALANCED INCOME FUND" above.

                             HOW TO PURCHASE SHARES
-------------------------------------------------------------------------------

The minimum initial investment in each Fund is $5,000. There is no minimum subsequent investment. The Trust reserves the right to reject any order and to waive its minimum investment requirements.

Investors may invest in any Fund by wiring the amount to be invested to HOTCHKIS AND WILEY FUNDS in care of Firstar Trust Company ("Transfer Agent"), at the following address:

       Firstar Trust Company MFS
         ABA #0750-00022
       For credit to Firstar Trust Company
         Account #112-952-137
       For further credit to HOTCHKIS AND WILEY FUNDS
         [Name of Fund]
         Account # [Shareholder account number]

Prior to wiring any funds, the shareholder should call 1-800-236-4479 to notify us of the wire to insure proper credit when the wire is received. If the wire represents an initial investment, the investor should mail an application form to the Transfer Agent by regular mail to:

       Firstar Trust Company
       P.O. Box 701
       Milwaukee, Wisconsin 53201-0701

or by express, registered or certified mail to:

       Firstar Trust Company
       615 East Michigan Street, 1st Floor
       Milwaukee, Wisconsin 53202

Investors may also purchase shares by sending a check payable to HOTCHKIS AND WILEY FUNDS, together with the application form to the address above.

Checks should be drawn on a U.S. bank and must be payable in U.S. dollars. Shares of a Fund will be purchased for the account of the investor at the net asset value next determined after receipt by the Transfer Agent, or an authorized sub-agent, of the investor's wire or check. In the event a check is not honored by the investor's bank, the investor will be liable for any loss sustained by the Fund, as well as a service charge imposed by the Transfer Agent in the amount of $15. Forms for additional contributions by check or change of address are provided on account statements.

The Trust may also accept orders from certain qualified institutions, with payment made to the Fund at a later time. The Advisor is responsible for insuring that such payment is made on a timely basis. A broker-dealer which effects such a purchase for an investor may charge the investor a reasonable service fee, no part of which will be paid to the Fund or the Advisor.

The Advisor may make payments out of its own resources to dealers and other persons who distribute shares of the Funds.

Shareholder inquiries should be directed to the Trust.

The Trust does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services does not constitute receipt by the Transfer Agent.

NET ASSET VALUE

The net asset value per share of each Fund is determined on each day that the New York Stock Exchange is open for trading, as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). The net asset value per share is the value of the Fund's assets, less its liabilities, divided by the number of shares of the Fund outstanding. The value of a Fund's portfolio securities is determined on the basis of the market value of such securities or, if market quotations are not readily available, at fair value under guidelines established by the Trustees. Short-term investments maturing in less than 60 days are valued at amortized cost which the Board has determined to equal fair value. See "Net Asset Value" in the Statement of Additional Information for further information.

                              HOW TO REDEEM SHARES
-------------------------------------------------------------------------------

REGULAR REDEMPTION

A shareholder wishing to redeem shares may do so at any time by delivering instructions by regular mail to the Transfer Agent at P.O. Box 701, Milwaukee, Wisconsin 53202. If you would like to send a package via overnight mail to the Transfer Agent, the address is 615 East Michigan, Third Floor, Milwaukee, Wisconsin 53202. The redemption request should identify the Fund, specify the number of shares to be redeemed and be signed by all registered owners exactly as the account is registered, and it will not be accepted unless it contains all required documents in proper form, as described below. If the request is in proper form, the shares will be redeemed at the net asset value next determined after receipt of the request by the Transfer Agent.


PROPER FORM

If any shares being redeemed are represented by share certificates, the certificates must be surrendered. The certificates must either be endorsed or accompanied by a stock power signed by the registered owners, exactly as the certificates are registered. If the proceeds of any redemption (a) exceed $50,000, (b) are paid to a person other than the record owner, (c) are sent to an address or bank account other than as shown on the Transfer Agent's records or (d) are paid to a corporation, a partnership, trust or fiduciary, the signatures on the redemption request and on the certificates, if any, must be guaranteed. You may obtain a signature guarantee from: (1) a bank which is a member of the FDIC; (2) a trust company; (3) a member firm of a national securities exchange; or (4) another eligible guarantor institution. Guarantees must be signed by an authorized signatory of the guarantor institution and be accompanied by the words "Signature Guaranteed." The Transfer Agent will not accept signature guarantees from notaries public. Additional documents may be required from corporations or other organizations, fiduciaries or anyone other than the shareholder of record. Any questions concerning documents needed should be directed to 1-800-236-4479.


TELEPHONE REDEMPTION

You may redeem shares (minimum of $1,000 and maximum of $50,000 per transaction) by telephone and have the proceeds wired to the bank account as stated on the Transfer Agent's records. In order to redeem by telephone, you must select the appropriate box on the Account Application and shares must be held in non-certificate form. In order to arrange for telephone redemptions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Trust. The request must be signed by each shareholder of the account, with the signatures guaranteed as described above. Once this feature has been requested, shares may be redeemed by calling Investor Services at 1-800-236-4479 and giving the account name, account number, and amount of redemption. Joint accounts require only one of the shareholders to telephone. If redemption proceeds are to be mailed or wired to the shareholder's bank account, the bank involved must be a commercial bank located within the United States.

If an investor redeems shares by telephone and requests wire payment, payment of the redemption proceeds will normally be made in federal funds on the next business day provided that the redemption order is received by the Transfer Agent before 3:00 p.m. (Central time). There will be a $10.00 charge for all wire redemptions.

The Funds reserve the right to reject any redemption request and the redemption privilege may be modified or terminated at any time on thirty days' notice to shareholders. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Trust and the Transfer Agent employ reasonable procedures specified by the Funds to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to redeem or exchange by telephone will be required to provide their account number. All such telephone transactions will be tape recorded and confirmed in writing to the shareholder. The Trust may implement other procedures from time to time. If reasonable procedures are not implemented, the Trust and/or the Transfer Agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions. In periods of severe market or economic conditions, the telephone redemption of shares may be difficult to implement and shareholders should redeem shares by writing to the Transfer Agent at the address listed above. If for any other reason a shareholder is unable to redeem by telephone, shareholders should redeem shares by writing to the Transfer Agent at the address listed above.

TELEPHONE EXCHANGE

Shareholders are permitted to exchange their shares in a Fund for shares of other Funds in the Trust, provided that such shares may legally be sold in the state of the investor's residence, the shareholder has selected the appropriate box on the Account Application, and shares are held in non-certificate form. In order to arrange for telephone exchange after an account has been opened, a written request must be sent to the Transfer Agent at its address listed above. The request must be signed by each shareholder of the account, with the signatures guaranteed as described above. Shares exchanged for shares of another Fund will be priced at their respective net asset values. In order to request an exchange by telephone, an investor must give the account name, account number and the amount or number of shares to be exchanged. An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.

Exchange requests should be directed to Investor Services 1-800-236-4479. Shares subject to an exchange must have a current value of at least $1,000.

The Funds reserve the right to reject any exchange request and the exchange privilege may be modified or terminated at any time on thirty days' notice to shareholders. In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement and shareholders should redeem shares by writing to the Transfer Agent at the address listed above.

In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Trust and the Transfer Agent employ reasonable procedures specified by the Funds to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to exchange by telephone will be required to provide their account number. All such telephone transactions will be tape recorded and confirmed in writing to the shareholder. The Trust may implement other procedures from time to time. If reasonable procedures are not implemented, the Trust and/or the Transfer Agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.


PAYMENTS

After the Transfer Agent has received the redemption request and all proper documents, payment for shares tendered will generally be made within three business days. Payment may be delayed under unusual circumstances, as specified in the 1940 Act. Payment will be sent only to shareholders at the address of record. In addition, if the shares being redeemed were purchased by check, the Trust reserves the right to delay up to 12 days payment of the redemption proceeds until it is satisfied that the check has been honored by the investor's bank.


REDEMPTION IN KIND

If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of any Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of readily marketable securities from the portfolio of that Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.


REDEMPTION OF SMALL ACCOUNTS

The Board of Trustees may redeem all of the shares of any shareholder whose account has declined to a net asset value of less than $500, as a result of a transfer or redemption, at the net asset value determined as of the close of business on the business day preceding the sending of the proceeds of such redemption. The Trust would give shareholders whose shares were being redeemed 60 days' prior written warning in which to purchase sufficient shares to avoid such redemption.

REPURCHASES

The Trust may accept orders for the repurchase of its shares from certain qualified institutions. Such an institution may charge the shareholder a fee for its services. The Trust may also waive or modify its requirements as to proper form for such institutions.


WITHHOLDING

The Fund may be required to withhold federal income tax, at a rate of 31%, from proceeds of redemptions, if the shareholder is subject to backup withholding. Failure to provide a certified tax identification number at the time an account is opened will cause tax to be withheld.

                            DIVIDENDS AND TAX STATUS
-------------------------------------------------------------------------------

THE SMALL CAP FUND expects to pay income dividends, if any, annually; the EQUITY INCOME and BALANCED INCOME FUNDS expect to pay income dividends quarterly; the INTERNATIONAL FUND expects to pay dividends semi-annually; and the FIXED-INCOME FUNDS expect to declare dividends daily and pay them monthly to shareholders.

Distributions from net realized short-term gains, if any, and distributions from any net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) realized through October 31st of each year and not previously paid out will be paid out after that date; each Fund may also pay supplemental distributions after the end of the Trust's fiscal year. Dividends and distributions are paid in full and fractional shares of each Fund based on the net asset value per share at the close of business on the record date, unless the shareholder requests, in writing to the Trust, payment in cash. The Trust will notify each shareholder after the close of its fiscal year of both the dollar amount and the tax status of that year's distributions.

Each Fund has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") during the last taxable year, and each intends to do so in the future. Each Fund is taxed as a separate entity under Subchapter M and qualifies on a separate basis. If so qualified, each Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any fiscal year which it distributes to its shareholders provided that at least 90% of its net investment income earned in the fiscal year is distributed. All dividends from net investment income together with distributions of short-term capital gains (collectively, "income dividends"), will be taxable as ordinary income to the shareholders even though paid in additional shares. Any net capital gains ("capital gains distributions") distributed to shareholders are taxable as long-term capital gains to the shareholders regardless of the length of time a shareholder has owned his shares.

The Code provides for a dividends-received deduction (the "deduction") by corporations. Special provisions are contained in the Code as to the eligibility of dividends for the deduction. The basic test under the Code for determining the extent to which the dividends paid by each Fund are eligible for the deduction is the extent to which the Fund's income is derived from qualifying dividends received from domestic corporations. See "Dividends and Tax Status" in the Statement of Additional Information for additional information about the deduction.

Dividends and interest received by a Fund may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, and foreign countries generally do not impose taxes on capital gains on investments by foreign investors. If more than 50% of the value of the

INTERNATIONAL FUND's total assets at the close of its taxable year consists of securities of foreign corporations, the INTERNATIONAL FUND may elect to enable shareholders of the Fund to receive the benefit of the foreign tax credit with respect to any foreign income taxes paid by the INTERNATIONAL FUND.

Any gain or loss realized upon a sale or redemption of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Any such loss, however, on shares that are held for six months or less will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder.

                            PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

From time to time the Funds may quote average annual total return ("standardized return") in advertisements or promotional materials. Advertisements and promotional materials reflecting standardized return ("performance advertisements") will show percentage rates reflecting the average annual change in the value of an assumed initial investment in a Fund at the end of one, five and ten year periods. If such periods have not yet elapsed, data will be given as of the end of a shorter period corresponding to the duration of the Fund. Standardized return assumes the reinvestment of all dividends and capital gain distributions.

The FIXED-INCOME FUNDS also may refer in advertising and promotional materials to yield. The Funds' yield shows the rate of income that a Fund earns on its investments, expressed as a percentage of the net asset value of Fund shares. A Fund calculates yield by determining the interest income it earned from its portfolio investments for a specified thirty-day period (net of expenses), dividing such income by the average number of Fund shares outstanding, and expressing the result as an annualized percentage based on the net asset value at the end of that thirty-day period. Yield accounting methods differ from the methods used for other accounting purposes; accordingly, a Fund's yield may not equal the dividend income actually paid to investors or the income reported in the Fund's financial statements.

In addition to standardized return, performance advertisements also may include other total return performance data ("non-standardized return"). Non-standardized return may be quoted for the same or different periods as those for which standardized return is quoted and may consist of aggregate or average annual percentage rate of return, actual year by year rates or any combination thereof. Further performance information is contained in the Funds' annual reports to shareholders, which may be obtained without cost.

All data included in performance advertisements will reflect past performance and is not indicative of future results. The investment return and principal value of an investment in a Fund will fluctuate, and an investor's proceeds upon redeeming Fund shares may be more or less than the original cost of the shares.

                              GENERAL INFORMATION
-------------------------------------------------------------------------------

The Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. While Massachusetts law permits a shareholder of a trust such as this to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

Common expenses incurred by the Trust are allocated among the Funds based upon
(i) relative net assets; (ii) as incurred on a specific identification basis; or
(iii) evenly among the Funds, depending on the nature of the expenditure.

Except for (i) changes which do not adversely affect the rights of Trust shareholders, (ii) a change in the name of the Trust, or a series or class thereof, (iii) authorization of a new series or class, (iv) changes to supply any omission or correct any ambiguous or defective provision or (v) changes required by any federal or state or similar regulatory authority or required by the Code to eliminate or reduce any federal, state or local taxes which may be payable by a Fund or its shareholders, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of at least 67% of the Trust's outstanding shares at a meeting at which more than 50% of its outstanding shares are present in person or represented by proxy. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above.

The Trust's custodian is Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and its subcustodian for foreign securities is The Chase Manhattan Bank, N.A., Four Chase MetroTech Center, Brooklyn, New York 11245.

As of August 31, 1996, the Retirement Plan for Employees of Texas Utilities Company System owned 26.33% of the BALANCED INCOME FUND and may be deemed to be a controlling person of that Fund. As of August 31, 1996, United Airlines, Inc. Group Administration Trust beneficially owned 46.37% of the outstanding shares of the SHORT-TERM INVESTMENT FUND and may be deemed to be a controlling person of that Fund.

                       APENDIX -- DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE

BOND RATINGS:

"Aaa" -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from Aa through B. The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the company ranks in the lower end of that generic rating category.

"A" -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

"Baa" -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba" -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B" -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


SHORT-TERM DEBT RATINGS:

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

"P-1" -- Issuers rated "Prime-1" or "P-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

"P-2" -- Issuers rated "Prime-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.


STANDARD & POOR'S
RATINGS GROUP
-------------------------------------------------------------------------------
BOND RATINGS:

"AAA" -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA" -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

"A" -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

"BBB" -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

COMMERCIAL PAPER RATINGS:

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

"A-1" -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

"A-2" -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.


FITCH INVESTORS SERVICE, INC.
-------------------------------------------------------------------------------
BOND RATINGS:

The following summarizes the ratings used by Fitch for corporate bonds:

"AAA" -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA" -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

"A" -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB" -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

"BB" -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

"B" -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Plus (+) Minus (-) -- Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

-------------------------------------------------------------------------------
SHORT-TERM DEBT RATINGS:

"F-1+" -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1" -- Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

"F-2" -- Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

DUFF & PHELPS
CREDIT RATING CO.
-------------------------------------------------------------------------------
BOND RATINGS:

The following summarizes the ratings used by Duff & Phelps for long-term debt:

"AAA" -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

"AA+," "AA," "AA-" -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

"A+," "A," "A-" -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

"BBB+," "BBB," "BBB-" -- Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

"BB+," "BB," "BB-" -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

"B+," "B," "B-" -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

SHORT-TERM DEBT RATINGS:

"D-1+" -- Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

"D-1" -- Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

"D-1-" -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

"D-2" -- Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                              ACCOUNT APPLICATION
-------------------------------------------------------------------------------

Mail to: Firstar Trust Company             or to: Hotchkis and Wiley Funds
         P.O. Box 701                             800 West 6th St., Fifth Floor
         Milwaukee, WI 53201-0701                 Los Angeles, CA 90017

For individual, custodial, trust, profit-sharing or pension plan accounts. Do not use this form for IRA's -- a special form is available from the Fund. For information call 1-800-346-7301. For telephone exchange or telephone redemption, please call 1-800-236-4479.

ACCOUNT REGISTRATION


-------------------------------------------------------------------------------
Name of Owner(s) (Individual, Joint, Custodian, Company or Trustee)

-------------------------------------------------------------------------------
Mailing Address

-------------------------------------------------------------------------------
City                                                    State        Zip

-------------------------------------------------------------------------------
Daytime Telephone Number

-------------------------------------------------------------------------------
Social Security Number or Taxpayer Identification Number

Citizen of / / United States  / / Other (specify)
                                                  -----------------------------

FUND SELECTION          Please indicate the amount you wish to invest
                        in each fund you check.

/ / EQUITY INCOME FUND     $            / / SMALL CAP FUND             $
                             --------                                   --------
/ / LOW DURATION FUND      $            / / BALANCED INCOME FUND       $
                             --------                                   --------
/ / INTERNATIONAL FUND     $            / / SHORT-TERM INVESTMENT FUND $
                             --------                                   --------
/ / TOTAL RETURN BOND FUND $
                             --------

INVESTMENT              Please indicate the amount you wish to invest
                        ($5,000 minimum).

/ / By check made payable to Hotchkis and Wiley Funds $
                                                       ------------
/ / By wire. (See section on "How to Purchase Shares")
    Indicate date and amount of wire:  Date                     $
                                           ------------------    -------------

DISTRIBUTIONS           Distributions will be reinvested in additional shares
                        unless one of the following boxes is checked.

/ / Send me a check for all dividends and distributions.

/ / Send me a check for dividends, but reinvest capital gain distributions.

-------------------------------------------------------------------------------
TELEPHONE PRIVILEGES

/ / TELEPHONE EXCHANGE OPTION -- I/we wish to take advantage of this option which allows the exchange of shares between funds by telephone (minimum exchange of $1,000.)

/ / TELEPHONE REDEMPTION -- I/we want to be able to receive proceeds by mail or federal funds wired to my/our bank account (minimum transfer $1,000.)


The HOTCHKIS AND WILEY FUNDS require the following bank information:


-------------------------------------------------------------------------------
Bank Name                               Bank Routing Transit Number

-------------------------------------------------------------------------------
Bank Account Number                     Name of Account

-------------------------------------------------------------------------------
Bank Address                            City State Zip


Note: Your bank should be a member of the Federal Reserve, or have a correspondent relationship with a member bank, to use the telephone redemption service. Please attach a voided check or preprinted deposit slip for your bank account.


SIGNATURES AND CERTIFICATION

I am (we are) of legal age, have received and read the Prospectus and agree to the terms therein. I (we) certify (1) that my Social Security or Taxpayer Identification Number provided above is correct and (2) that I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest dividends, or the IRS has notified me that I am no longer subject to backup withholding. The IRS does not require your consent to any provision of this document other than the certifications requested to avoid backup withholding. If I (we) have elected telephone privileges, I (we) acknowledge that neither the Hotchkis and Wiley Funds nor their agents will be liable for any loss, expense or cost arising out of any telephone request pursuant to these privileges, and the account holder will bear the risk of loss, so long as the Funds or their agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine.


-------------------------------------------------------------------------------
Signature of Owner, Trustee or Custodian                        Date

-------------------------------------------------------------------------------
Signature of Joint Owner (Required if Joint Registration)       Date


From            MUTUAL FUND SERVICES
                P.O. Box 701
                Milwaukee, Wisconsin 53201-0701

                                   PROSPECTUS

                                OCTOBER 11, 1996
                                ----------------











                                  HOTCHKIS AND

                                    WILEY FUNDS




            -------------------------------------------------------






                             EQUITY FUND FOR

                               INSURANCE COMPANIES






                                               HOTCHKIS AND WILEY FUNDS

                                               800 West 6th Street, Fifth Floor
                                               Los Angeles, CA 90017
                                               (213) 362-8900


                                               Investment Advisor:

                                               HOTCHKIS AND WILEY

HOTCHKIS AND WILEY
FUNDS
--------------------------------------------------------------------------------
Equity Fund for Insurance Companies


Hotchkis and Wiley Funds (the "Trust") is an open-end, management investment company having eight separate diversified portfolios (the "Funds"), each of which is a separate mutual fund having its own objective, assets, liabilities and net asset value. This Prospectus describes the Equity Series for Insurance Companies (the "Equity Fund for Insurance Companies" or the "Fund"), the investment objective of which is to provide current income and long-term growth of income, accompanied by growth of capital. There is no assurance that the investment objective of the Fund will be achieved. The minimum initial investment in the Fund is $1 million; there is no subsequent minimum investment requirement.

This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information dated October 11, 1996, containing additional information about the Trust and each Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may obtain a copy of the Statement of Additional Information without charge by calling the Trust at (213) 362-8900 or writing the Trust at 800 West Sixth Street, Fifth Floor, Los Angeles, CA 90017.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are they federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Bank, or any other Agency. Investment in the Fund's shares involves risk, including the possible loss of principal.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is October 11, 1996.

                                TABLE OF CONTENTS

Fee Table...........................  2      How to Purchase Shares...........   7

Financial Highlights................  3      How to Redeem Shares.............   8

Investment Objective and Policies...  4      Dividends and Tax Status.........   9

Principal Investment Restrictions...  5      Performance Information..........   9

Organization and Management ........  6      General Information..............  10


                                    FEE TABLE

Hotchkis and Wiley Funds impose no sales load, exchange fee or redemption fee on the purchase or redemption of shares of the Fund.

                                                                    EQUITY FUND
ANNUAL FUND OPERATING EXPENSES                                     FOR INSURANCE
(as a percentage of average net assets)                              COMPANIES
--------------------------------------------------------------------------------
     Management fee................................................     0.54%
     Other expenses................................................      -0-% *

     Total Fund operating expenses.................................     0.54%
                                                                        =====

*The Advisor pays all of the Fund's operating expenses other than the management fee; see "Organization and Management."

EXAMPLE                                                                       1 YR     3 YRS   5 YRS    10 YRS

You would pay the following expenses on a $1,000 investment in the Fund, assuming (1) 5% annual return and
   (2) redemption at the end of each time period............................   $6       $17     $30      $68

     The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of the various costs and expenses, see "Organization and Management." The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. The assumption in the example of a 5% annual return is required by regulations of the Securities and Exchange Commission applicable to all mutual funds. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund.

                              FINANCIAL HIGHLIGHTS

The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report thereon is incorporated by reference herein and is included in the Statement of Additional Information, which is available from the Fund. This information should be read in conjunction with the financial statements and accompanying notes which appear in the Statement of Additional Information. Further performance information is contained in the Fund's annual report to shareholders, which may be obtained without cost.


                                                                   Year Ended June 30,           January 29, 1993*
                                                          -------------------------------------       through
                                                           1996           1995           1994      June 30, 1993
                                                           ----           ----           ----      -------------
Net Asset Value, Beginning of Period .................    $11.53       $    9.89      $   10.31      $   10.00
                                                          ------       ---------      ---------      ---------

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ...........................      0.34            0.41           0.40           0.16
     Net realized and unrealized gain (loss)
        on investments ...............................      2.26            1.59          (0.24)          0.30
                                                          ------       ---------      ---------      ---------
     Total from investment operations ................    $ 2.60            2.00           0.16           0.46
                                                          ------       ---------      ---------      ---------
LESS DISTRIBUTIONS:
     Dividends (from net investment income) ..........     (0.40)          (0.34)         (0.38)         (0.15)
     Distributions (from realized gains) .............     (0.22)          (0.02)         (0.20)         (0.00)
                                                          ------       ---------      ---------      ---------
     Total Distributions .............................     (0.62)          (0.36)         (0.58)         (0.15)
                                                          ------       ---------      ---------      ---------
Net Asset Value, End of Period .......................    $13.51       $   11.53      $    9.89      $   10.31
                                                          ======       =========      =========      =========
RATIOS/SUPPLEMENTAL DATA:
Total Return .........................................     22.93%          20.62%          1.38%         11.45%+
Net assets, end of period (millions) .................    $24.6        $   17.4       $   10.5       $    7.1
Ratio of expenses to average net assets:
     Before expense reimbursement ....................      0.76%           1.05%          1.20%          1.45%+
     After expense reimbursement .....................      0.54%           0.58%          0.60%          0.60%+
Ratio of net income to average net assets:
     Before expense reimbursement ....................      2.78%           3.58%          3.32%          2.81%+
     After expense reimbursement .....................      3.00%           4.03%          3.91%          3.66%+
Portfolio turnover rate ..............................     21%             29%            26%             2%

* Commencement of operations.
+ Annualized.

                        INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to provide current income and long-term growth of income, accompanied by growth of capital. There is no assurance that the Fund will achieve its objective. Hotchkis and Wiley (the "Advisor") acts as investment advisor to the Fund.

     The Fund will attempt to achieve its objective by investing in equity securities. The equity securities that the Fund may purchase consist of common stocks or securities having characteristics of common stocks, such as convertible preferred stocks, convertible debt securities or warrants. In selecting investments for the Fund, the Advisor focuses on securities that it believes to have superior values. In arriving at this determination, the Advisor will generally seek securities of companies that have such characteristics as earnings yield at least 3% greater than the yield on long-term bonds, dividend yield which exceeds the composite yield on the securities comprising the Standard & Poor's Index of 500 Common Stocks ("S&P 500"), and overall financial strength.

     Under normal market conditions, the Fund will invest at least 80% of its total assets in income-producing equity securities issued by companies with a record of earnings and dividends. The remainder of its portfolio may be invested in securities of companies which pay no dividends or interest but have unrecognized potential for growth or changes in business or management that indicate possible growth.

     When market or economic conditions indicate, in the view of the Advisor, that a temporary defensive investment strategy is appropriate, all or part of the Fund's assets may be invested temporarily in high quality debt obligations maturing in one year or less from the date of the Fund's purchase, such as U.S. Treasury bills, bank certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements. High quality means the obligations have been rated at least Prime-1 by Moody's Investors Service ("Moody's") or A-1 by Standard & Poor's Ratings Group ("S&P"), or have an outstanding issue of debt securities rated at least A by Moody's or S&P, or are of comparable quality in the opinion of the Advisor. In addition, the Fund may invest part of its assets temporarily in such debt obligations, pending the investment of the proceeds of sales of shares of the Fund or portfolio securities.

     Because the Fund invests in equity-type securities such as common and preferred stock, the Fund is subject to market risk, for example, the possibility that common stock prices will decline over a short or even extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

GENERAL

     FOREIGN SECURITIES. The Fund has the right to invest in foreign securities although there is no requirement that it do so. Foreign economies may differ from the U.S. economy; individual foreign companies may differ from domestic companies in the same industry; and foreign currencies may be stronger or weaker than the U.S. dollar. The Advisor believes that the ability to invest abroad will enable the Fund to take advantage of these differences when they are favorable.

     There are risks in investing in foreign securities. An investment may be affected by changes in currency rates and in exchange control regulations, and the Fund may incur transaction charges in exchanging currencies. Foreign companies are frequently not subject to the accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. Foreign stock markets have substantially less volume than the New York Stock Exchange, and securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers. There is frequently less government regulation of exchanges, broker-dealers and issuers than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements involving U.S. Government securities with commercial banks or broker-dealers. While the Fund intends to be fully "collateralized" as to such agreements, and the collateral will be marked to market daily, if the person obligated to repurchase from the Fund defaults, there may be possible delays and expenses in liquidating the securities subject to the repurchase agreement, a decline in their value and loss of interest. See the Statement of Additional Information for further details about repurchase agreements.

     BORROWING. As a fundamental policy, the Fund may borrow money, but only from banks for temporary or emergency purposes in amounts not exceeding 10% of the Fund's total assets. See the Statement of Additional Information for details.


                        PRINCIPAL INVESTMENT RESTRICTIONS

     The Fund is subject to certain investment restrictions which are fundamental policies that cannot be changed without the approval of a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act of 1940, referred to as the "1940 Act"). The Fund's investment objective is such a fundamental policy. Among its restrictions, the Fund may not
(i) with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer (other than U.S. Government securities) ;
(ii) with respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer; or (iii) invest more than 25% of its total assets (determined at the time of investment) in one or more issuers having their principal business activities in a single industry. Additional information about the Fund's investment restrictions is contained in the Statement of Additional Information.

     As discussed in the Statement of Additional Information, the Fund may, as a fundamental policy and within limits, engage in short sales but only those which are "against the box." Such short sales are a method of locking in unrealized capital gains without current recognition of such gains.

     It is the position of the Securities and Exchange Commission (and an operating although not a fundamental policy of the Fund) that open-end investment companies such as the Fund should not make certain investments if thereafter more than 15% of the value of their net assets would be so invested. The investments included in this 15% limit include (i) those which are restricted, i.e., those which cannot freely be sold for legal or contractual reasons (which the Fund does not expect to own); (ii) fixed time deposits subject to withdrawal penalties (other than overnight deposits); and (iii) repurchase agreements having a maturity of more than seven days. The 15% limitation does not include obligations which are payable at principal amount plus accrued interest within seven days after purchase.

     It is an operating policy, although not a fundamental policy, of the Fund that no more than 55% of the value of the total assets of the Fund can be invested in cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, as required by Section 817(h)(2)(B) of the Internal Revenue Code of 1986, as amended.


                           ORGANIZATION AND MANAGEMENT

ORGANIZATION AND VOTING RIGHTS

     The Trust was organized on August 22, 1984 as a Massachusetts business trust. It is a diversified, open-end, management investment company currently consisting of eight separate series. The Trust's name was changed to Hotchkis and Wiley Funds effective October 7, 1994. The Trust's Board of Trustees decides on matters of general policy and reviews the activities of the Advisor. The Trust's officers conduct and supervise the daily business operations of the Trust. The Fund is one of eight series of shares, each having separate assets and liabilities, of the Trust. The Board of Trustees may, at its own discretion, create additional series of shares.

     Generally, the Fund will not hold an annual meeting of shareholders unless required by the 1940 Act. Shareholders have one vote per share owned. Matters submitted to shareholders must be approved by a majority of the outstanding securities of the Fund. At the request of the holders of at least 10% of the shares, the Trust will hold a meeting to vote on the removal of a Trustee, which can occur by a vote of more than two-thirds of the outstanding shares.

INVESTMENT ADVISOR

     Hotchkis and Wiley, located at 800 West 6th Street, Los Angeles, California 90017, acts as investment advisor to the Fund and generally administers the affairs of the Trust. Subject to the direction and control of the Board of Trustees, the Advisor supervises and arranges the purchase and sale of securities held in the portfolio of the Fund.

     Hotchkis and Wiley, a limited partnership established in 1980 that is the advisor to the Funds, entered into a Purchase Agreement with Merrill Lynch & Co., Inc., a Delaware corporation ("ML"), pursuant to which ML will acquire the partnership interests in Hotchkis and Wiley. The purchase is subject to a number of contingencies, including approval by the Trust's Board of Trustees and shareholders of new investment advisory agreements. The approvals have already been received. The transaction is expected to close in the fourth quarter of 1996. If the transaction occurs, it is anticipated that the Fund will be operated in the same manner as it is currently.

     For its services, the Trust, under an Investment Advisory Agreement (the "Agreement") between the Trust and the Advisor, pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.60% of the first $10 million of the Fund's average net assets, and 0.50% of average net assets in excess of $10 million. The Advisor pays all of the operating expenses relating to the Fund, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of the Trustees other than those affiliated with the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the Fund's custodian, shareholder servicing or transfer agent and accounting services agent; (vii) expenses incident to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends;
(viii) fees and expenses incident to the registration under Federal or state securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (x) all other expenses incident to holding meetings of shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; and (xii) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations which the Trust may have to indemnify its officers and Trustees with respect thereto.

     The Agreement permits the Advisor to allocate brokerage based on sales of shares of the funds managed by the Advisor. No such allocation has been made to date.

PORTFOLIO MANAGERS

     The current portfolio manager of the Fund is Gail Bardin. Ms. Bardin has responsibility for the day-to-day management of the Fund's portfolio. Ms. Bardin began co-managing the Fund in April 1994. Ms. Bardin has been a portfolio manager of the Advisor since 1988. Ms. Bardin also serves as portfolio manager of the Equity Income Fund, another series of the Trust that is managed by the Advisor.

                             HOW TO PURCHASE SHARES

     Shares of the Fund are offered only to insurance companies. The minimum initial investment in the Fund is $1,000,000. There is no minimum subsequent investment. The Trust reserves the right to reject any order.

     Investors may invest in the Fund by wiring the amount to be invested to Hotchkis and Wiley Funds in care of the custodian bank, at the following address:

     Firstar Trust Company
     ABA #0750-00022
     For credit to Firstar Trust Company
     Account #112-952-137
     For further credit to Hotchkis and Wiley Funds
     Equity Fund for Insurance Companies
     Account # [Shareholder account number]

     The wire should indicate that the investment is being made in the Equity Fund for Insurance

Companies. Shares of the Fund will be purchased for the account of the investor at the net asset value next determined after receipt of the investor's wire. Shareholder inquiries should be directed to the Fund.

NET ASSET VALUE

     The net asset value per share of the Fund is determined on each day that the New York Stock Exchange is open for trading, as of the close of regular trading on that Exchange (currently 4:00 p.m., Eastern time), provided that the net asset value may not be calculated on a day on which no order to purchase or redeem shares of the Fund is received. The net asset value per share is the value of the Fund's assets, less its liabilities, divided by the number of shares of the Fund outstanding. The value of portfolio securities is determined on the basis of the market value of such securities. Short-term investments maturing in less than 60 days are valued at amortized cost. See the Statement of Additional Information for further information.


                              HOW TO REDEEM SHARES

     A shareholder wishing to redeem shares may do so at any time by writing or delivering instructions to the Trust at 800 West 6th Street, Fifth Floor, Los Angeles, California 90017. The redemption request should identify the Fund, specify the number of shares to be redeemed and be signed by a duly authorized officer of the insurance company. If the request is in proper form, the shares specified will be redeemed at the net asset value next determined after receipt of the request. In addition to written instructions, if any shares being redeemed are represented by share certificates, the certificates must be surrendered. The certificates must either be endorsed or accompanied by a stock power signed by a duly authorized officer of the insurance company. Any questions concerning documents needed should be directed to (213) 362-8900.

     PAYMENTS. Payment for shares tendered will be made within seven days after receipt by the Trust of instructions and certificates, if any. However, payment may be delayed under unusual circumstances, as specified in the 1940 Act or as determined by the Securities and Exchange Commission. Payment will be sent only to shareholders at the address of record.

     REDEMPTION IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of readily marketable securities from the portfolio of the Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one per cent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

     REDEMPTION OF SMALL ACCOUNTS. The Board of Trustees may redeem all of the shares of any shareholder whose account has declined to a net asset value of less than $500, as a result of a transfer or redemption, at the net asset value determined as of the close of business on the business day preceding the sending of the proceeds of such redemption. The Trust would give shareholders whose shares were being redeemed 60 days' prior written warning in which to purchase sufficient shares to avoid such redemption.


                            DIVIDENDS AND TAX STATUS

     The Fund expects to pay income dividends quarterly. Distributions from net realized short-term gains, if any, and distributions from any excess of net long-term capital gains over net short-term capital losses realized through October 31st of each year and not previously paid out will be paid out after that date; the Fund may also pay supplemental distributions after the end of the Trust's fiscal year. Dividends and distributions are paid in full and fractional shares of the Fund based on the net asset value per share at the close of business on the record date, unless the shareholder requests, in writing to the Trust, payment in cash. The Trust will notify each shareholder after the close of its fiscal year of both the dollar amount and the tax status of that year's distributions.

     The Fund qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code") during its last fiscal year and intends to continue to do so in the future. The Fund is taxed as a separate entity under Subchapter M and will qualify on a separate basis. If so qualified, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any fiscal year which it distributes to its shareholders provided that at least 90% of its net investment income earned in the fiscal year is distributed. All dividends from net investment income together with distributions of short-term capital gains (collectively, "income dividends"), will be taxable as ordinary income to the shareholders even though paid in additional shares. Any net capital gains ("capital gains distributions") distributed to shareholders are taxable as long-term capital gains to the shareholders regardless of the length of time a shareholder has owned his shares.

     The Code provides for a dividends-received deduction (the "deduction") by corporations. Special provisions are contained in the Code as to the eligibility of payments to shareholders by mutual funds for the deduction. The basic test for determining whether, and the extent to which, dividends paid by the Fund are eligible for the deduction is whether the aggregate dividends received by the Fund from domestic corporations comprise 100% of its gross income. If that percentage test is not met, there is a proportionate reduction of the eligibility of those payments. See the Statement of Additional Information for more information.

                             PERFORMANCE INFORMATION

     From time to time the Fund may quote average annual total return ("standardized return") in advertisements or promotional materials. Advertisements and promotional materials reflecting standardized return ("performance advertisements") will show percentage rates reflecting the average annual change in the value of an assumed initial investment in the Fund at the end of one, five and ten year periods. If such periods have not yet elapsed, data will be given as of the end of a shorter period corresponding to the duration of the Fund. Standardized return assumes the reinvestment of all dividends and capital gain distributions.

     In addition to standardized return, performance advertisements also may include other total return performance data ("non-standardized return"). Non-standardized return may be quoted for the same or different periods as those for which standardized return is quoted and may consist of aggregate or average annual percentage rate of return, actual year by year rates or any combination thereof. Further performance information is contained in the Fund's annual report to shareholders, which may be obtained without charge.

     All data included in performance advertisements will reflect past performance and is not indicative of future results. The investment return and principal value of an investment in the Fund will fluctuate, and an investor's proceeds upon redeeming Fund shares may be more or less than the original cost of the shares.


                               GENERAL INFORMATION

     The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. While Massachusetts law permits a shareholder of a trust such as this to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

     Common expenses incurred by the Trust are allocated among the Funds based upon (i) relative net assets; (ii) as incurred on a specific identification basis; or (iii) evenly among the Funds, depending on the nature of the expenditure.

     Except for a change in the name of the Trust, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above.

     As of August 31, 1996, The Prudential Insurance Company of America owned of record and beneficially 100% of the outstanding shares of the Fund and may be deemed a controlling person of the Fund.

                            HOTCHKIS AND WILEY FUNDS
                       Statement of Additional Information
                             Dated October 11, 1996

         This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the prospectus dated October 11, 1996 of the Equity Income Series (the "Equity Income Fund"), the Balanced Income Series (the "Balanced Income Fund"), the Small Cap Series (the "Small Cap Fund"), the International Series (the "International Fund"), the Total Return Bond Series (the "Total Return Bond Fund"), the Low Duration Series (the "Low Duration Fund") and the Short-Term Investment Series (the "Short-Term Investment Fund"), and the prospectus of the Equity Series for Insurance Companies (the "Equity Fund for Insurance Companies") of Hotchkis and Wiley Funds dated October 11, 1996. Copies of the prospectuses may be obtained at no charge from the Trust, 800 West 6th Street, Los Angeles, CA 90017. In this Statement of Additional Information, the Equity Income Fund, the Balanced Income Fund, the Small Cap Fund, the International Fund, the Total Return Bond Fund, the Low Duration Fund, the Short-Term Investment Fund and the Equity Fund for Insurance Companies may be referred to collectively as "the Funds" or individually as "a Fund." The Total Return Bond Fund, the Low Duration Fund and the Short-Term Investment Fund also may be referred to as the "Fixed-Income Funds." Hotchkis and Wiley (the "Advisor") is the investment advisor to the Funds.

                                TABLE OF CONTENTS

                                                                                  CROSS REFERENCE
                                                                                    TO PAGE IN
                                                                               THE PROSPECTUS OF THE:
                                                                           EQUITY INCOME,
                                                                             SMALL CAP,            EQUITY
                                                                           INTERNATIONAL,         FUND FOR
                                                                         BALANCED INCOME AND      INSURANCE
                                                                         FIXED-INCOME FUNDS       COMPANIES
                                                                         ------------------       ---------
Investment Objectives and Policies                             B-2                  11                 4
    Investment Restrictions                                    B-2                  25                 5
    Repurchase Agreements                                      B-4                  20                 5
    U.S. Government Securities                                 B-4                  18
    Corporate Debt Securities                                  B-4                  18
    Convertible Securities                                     B-5                  11
    Mortgage-Related Securities                                B-5                  21
    Asset-Backed Securities                                    B-8                  19
    Risk Factors Relating to Investing in                      B-8                  24
        Mortgage-Related and Asset-Backed
        Securities
    Duration                                                   B-9                  16
    Derivative Instruments                                     B-9                  21
    Foreign Securities                                         B-13                 19                 4
    Foreign Currency Options and Related Risks                 B-14                 22
    Forward Foreign Currency Exchange Contracts                B-15                 22
    Risk Factors Relating to Investing in High Yield           B-17                 24
        Securities
    Illiquid Securities                                        B-17                 25
Management                                                     B-18                 26                 6
    The Advisor                                                B-20                 26                 6
    Portfolio Transactions and Brokerage                       B-21                 27                 7
Net Asset Value                                                B-22                 29                 8
Dividends and Tax Status                                       B-23                 32                 9
Performance Information                                        B-24                 33                 9
General Information About the Trust                            B-25                 34                10
Financial Statements                                           B-30

                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objective of the Equity Income Fund and the Equity Fund for Insurance Companies is to provide current income and long-term growth of income, accompanied by growth of capital.

         The investment objective of the Balanced Income Fund is to preserve capital while producing a high total return.

         The investment objective of the Small Cap Fund is capital appreciation.

         The investment objective of the International Fund is to provide current income and long-term growth of income, accompanied by growth of capital.

         The investment objective of the Total Return Bond Fund is to maximize long-term total return.

         The investment objectives of the Low Duration Fund and of the Short-Term Investment Fund are to maximize total return, consistent with preservation of capital.

         The portfolio and strategies with respect to the composition of each Fund are described in the Funds' prospectuses.

INVESTMENT RESTRICTIONS

         Each Fund has adopted the following restrictions (in addition to those indicated in the prospectuses) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority" of that Fund's outstanding voting securities, as defined in the Investment Company Act of 1940 (the "1940 Act"). Under the 1940 Act, the vote of the holders of a "majority" of a Fund's outstanding voting securities means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares.

         Except as noted, none of the Funds may:

         1. Purchase any security, other than obligations of the U.S. Government, its agencies, or instrumentalities ("U.S. Government securities"), if as a result: (i) with respect to 75% of its total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) more than 25% of the Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry.

         2. Purchase securities on margin (but any Fund may obtain such short-term credits as may be necessary for the clearance of transactions), provided that the deposit or payment by a Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

         3. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

         4. Issue senior securities, borrow money or pledge its assets except that any Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings; none of the Funds (except the Fixed-Income Funds) will purchase any additional portfolio securities while such borrowings are outstanding. (The Fixed-Income Funds may borrow from banks or enter into reverse repurchase agreements and pledge assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300%.)

         5. Purchase any security (other than U.S. Government securities) if as a result, with respect to 75% of the Fund's total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

         6. Buy or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. (For the purposes of this restriction, forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts. This restriction does not apply to the Fixed-Income Funds.)

         7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         8. Make investments for the purpose of exercising control or management.

         9. Participate on a joint or joint and several basis in any trading account in securities.

         10. Make loans, except through repurchase agreements. (This restriction does not apply to the Fixed-Income Funds, which may lend portfolio securities having an aggregate market value of up to one-third of the total assets of the Fund.)

         11. Purchase or sell foreign currencies. (This restriction does not apply to the International Fund or the Fixed-Income Funds.)

         The Trust has undertaken to certain state securities administrators as a matter of operating but not fundamental policy that no Fund will (i) purchase or sell real property, including limited partnership interests therein; (ii) invest more than 5% of the value of a Fund's net assets in warrants (included in that amount, but not to exceed 2% of the value of a Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange); (iii) enter into foreign currency option contracts if the premiums on such options exceed 5% of a Fund's total assets; and, with respect to the Total Return Bond Fund only (iv) invest in open-end, no-load mutual funds unless the Advisor agrees to waive management fees in an amount otherwise payable by the Fund with respect to the monies so invested; (v) engage in short sales unless all proceeds of securities borrowed to complete the short sales are deposited and kept in a segregated account consisting of cash or liquid assets maintaining a balance equal to the greater of the proceeds and the current value of the securities sold short; or (vi) trade in over-the-counter options if: (a) exchange-traded options are available, (b) the transaction is executed through a broker-dealer that has a minimum net worth of less than $20 million, and (c) there is no active over-the-counter market in such options. In addition, the Trust has adopted the following non-fundamental policies so that no Fund will: (a) purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old; (b) invest in securities of any issuer if, to the knowledge of the Trust, any officer or Trustee of the Trust or managing director of the Advisor owns more than 1/2 of 1% of the outstanding securities of such issuer, and such Trustees and managing directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; (c) invest in interests in oil, gas, or other mineral leases or exploration of development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs; (d) invest more than 5% of its total assets in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1993, as amended ("Securities Act") that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees, provided that the total amount of Fund assets invested in restricted securities will not exceed 15% of total assets; and (e) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or other acquisition of assets, unless immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company would be owned by the Fund, (ii) 5% of the Fund's total assets would be invested in any one such company, and (iii) 10% of the Fund's total assets would be invested in such securities.

REPURCHASE AGREEMENTS

         The Small Cap Fund may purchase debt securities maturing in more than one year from the date of purchase only if they are purchased subject to repurchase agreements. The Balanced Income, Equity Income, International and Fixed-Income Funds, as well as the Equity Fund for Insurance Companies, have no such restriction on maturities of portfolio securities. A repurchase agreement is an agreement where the seller agrees to repurchase a security from a Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is more than the purchase price, reflecting an agreed-upon rate of return effective for the period of time a Fund's money is invested in the repurchase agreement. A Fund's repurchase agreements will at all time be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, a Fund will require additional collateral. In the event of a default, insolvency or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. In such circumstances, the Fund could experience a delay or be prevented from disposing of the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

U.S. GOVERNMENT SECURITIES

         U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Student Loan Marketing Association and the International Bank for Reconstruction and Development.

         Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such instrumentality only when the Advisor is satisfied that the credit risk with respect to any instrumentality is acceptable.

         The Funds may invest in component parts of the U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) Treasury obligations from which the interest coupons have been stripped, (ii) the interest coupons that are stripped, (iii) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components, or (iv) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and are not issued by the U.S. Treasury, therefore they are not U.S. Government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

CORPORATE DEBT SECURITIES

         A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Advisor's opinion comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

CONVERTIBLE SECURITIES

         The Funds may invest in convertible securities of domestic or foreign issuers, which meet the ratings criteria set forth in the Prospectus. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

         In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

MORTGAGE-RELATED SECURITIES

         The Fixed-Income Funds and the Balanced Income Fund may invest in residential or commercial mortgage-related securities, including mortgage pass-through securities, collateralized mortgage obligations (CMOs), adjustable rate mortgage securities, CMO residuals, stripped mortgage-related securities, floating and inverse floating rate securities and tiered index bonds.

         Mortgage Pass-Through Securities. Mortgage pass-through securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect "passing through" monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

         There are currently three types of mortgage pass-through securities,
(i) those issued by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"); (ii) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but usually having some form of private credit enhancement.

         GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by the institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Obligations of FNMA and FHLMC are not backed by the full faith and credit of the United States Government. In the case of obligations not backed by the full faith and credit of the United States Government, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. FNMA and

FHLMC may borrow from the U.S. Treasury to meet its obligations, but the U.S. Treasury is under no obligation to lend to FNMA or FHLMC.

         Private mortgage pass-through securities are structured similarly to GNMA, FNMA, and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

         Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. The insurance and guarantees and the credit worthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Funds' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Private mortgage pass-through securities may be bought without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Advisor determines that the securities meet the Funds' quality standards.

         Collateralized Mortgage Obligations. Collateralized mortgage obligations (CMOs) are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). All future references to CMOs shall also be deemed to include REMICs.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral which is ordinarily unrelated to the stated maturity date. CMOs often provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after the first class has been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

         Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Securities and Exchange Commission ("SEC"), and the Funds may invest in the securities of such issuers without the limitations imposed by the 1940 Act on investments by the Fund in other investment companies. In addition, in reliance on an earlier SEC interpretation, the Fund's investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the 1940 Act on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, these CMOs must be unmanaged, fixed asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act and (d) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Funds select CMOs that cannot rely on the rule or do not meet the above requirements, the Funds may not invest more than 10% of their assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

         The Fixed-Income Funds and the Balanced Income Fund also may invest in, among other things, parallel pay CMOs, Planned Amortization Class CMOs ("PAC bonds"), sequential pay CMOs, and floating rate CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC bonds generally require payments of a specified amount of principal on each payment date. Sequential pay CMOs generally pay principal to only one class while paying interest to several classes. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing market index or rate. Typical indices would include the eleventh district cost-of-funds index ("COFI"), the London Interbank Offered Rate ("LIBOR"), one-year Treasury yields, and ten-year Treasury yields.

         Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities (ARMs) are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

         The ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the ARM's maximum rate, the ARM's coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely have fallen.

         Certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then utilized to reduce the outstanding principal balance of the ARM.

         CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In part, the yield to maturity on the CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-related securities. See "Stripped Mortgage-Related Securities" below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-related securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

         Stripped Mortgage-Related Securities. Stripped mortgage-related securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently introduced. As a result, established trading markets have not yet been fully developed and accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities. See "Securities and Techniques Used by the Funds-Mortgage-Related Securities" in the Prospectus.

         Inverse Floaters. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction to the interest rate on another security or index level. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Inverse floaters may experience gains when interest rates fall and may suffer losses in periods of rising interest rates. The market for inverse floaters is relatively new.

         Tiered Index Bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined "strike" rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the "strike" rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed rate bond.

ASSET-BACKED SECURITIES

         The Fixed-Income Funds and the Balanced Income Fund may invest in various types of asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through or in a pay-through structure similar to the CMO structure. Investments in these and other types of asset-backed securities must be consistent with the investment objectives and policies of the Funds.

RISK FACTORS RELATING TO INVESTING IN MORTGAGE-RELATED AND ASSET-BACKED
SECURITIES

         The yield characteristics of mortgage-related and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Funds purchase such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Funds purchase these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Funds may invest a portion of their assets in derivative mortgage-related securities which are highly sensitive to changes in prepayment and interest rates. The Advisor will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

         During periods of declining interest rates, prepayment of mortgages underlying mortgage-related securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in high-yielding mortgage-related securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Conversely, slower than expected prepayments may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities tend to fluctuate more in response to interest rate changes, leading to increased net asset value volatility. Prepayments may also result in the realization of capital losses with respect to higher yielding securities that had been bought at a premium or the loss of opportunity to realize capital gains in the future from possible future appreciation.

         Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

DURATION

         In selecting securities for the Fixed-Income Funds, the Advisor makes use of the concept of duration for fixed-income securities. Duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of "term to maturity". Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure.

         Most debt obligations provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments, the market values of debt obligations may respond differently to changes in the level and structure of interest rates.

         Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration is a measure of the expected life of a fixed-income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.

         Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would.

         Short futures or put options positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

         There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Advisor will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

DERIVATIVE INSTRUMENTS

         As indicated in the Prospectus, to the extent consistent with their investment objectives and policies, the Funds may purchase and write call and put options on securities, securities indexes and on foreign currencies and enter into futures contracts and use options on futures contracts. The Fixed-Income Funds also may enter into swap agreements with respect to foreign currencies, interest rates and securities indexes. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, or securities prices or as part of their overall investment strategies. The International and the Fixed-Income Funds may also purchase and sell options relating to foreign currencies for the purpose of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Each Fund will maintain segregated accounts consisting of cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily (or, as permitted by applicable regulation, enter into certain offsetting positions), to cover its obligations under options and futures contracts to avoid leveraging of the Fund.

         Options on Securities and on Securities Indexes. A Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

         The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

         There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

         Futures Contracts and Options on Futures Contracts. A Fund may use interest rate, foreign currency or index futures contracts, as specified for that Fund in the Prospectus. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies, including: the S & P 500; the S & P 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts will be developed and traded in the future.

         A Fund may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indexes (discussed above). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         Each Fund will use futures contracts and options on futures contracts in accordance with the rules of the Commodity Futures Trading Commission ("CFTC"). For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. A Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and options on futures contracts.

         A Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

         A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

         Limitations on Use of Futures and Options Thereon. When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, equity securities or other liquid, unencumbered assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

         When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

         When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, equity securities or other liquid, unencumbered assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

         When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, equity securities or other liquid, unencumbered assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

         In order to comply with current applicable regulations of the CFTC pursuant to which the Trust avoids being deemed a "commodity pool operator," the Funds are limited in their futures trading activities to positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, or to non-hedging positions for which the aggregate initial margin and premiums will not exceed 5% of the liquidation value of the Fund's assets.

         The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures contracts, options thereon or forward contracts. See "Dividends and Tax Status."

         Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variation in speculative market demand for futures and options on futures, including technical influences in futures trading and options on futures, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or an option on futures position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Funds' ability to act upon economic events occurring in foreign markets during non-business hours in the United States, and (iv) lesser trading volume.

FOREIGN SECURITIES

         In addition to purchasing securities of foreign issuers in foreign markets, the International Fund and the Fixed-Income Funds may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities; EDRs are European receipts evidencing a similar arrangement. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets; EDRs are issued in bearer form, denominated in other currencies, and are designed for use in European securities markets.

         The Fixed-Income Funds may also invest in fixed-income securities of issuers located in emerging foreign markets. Emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, Malaysia, New Zealand, Hong Kong, Korea, Singapore and most Western European countries. In determining what countries constitute emerging markets, the Advisor will consider, among other things, data, analysis and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation. Currently, investing in many emerging markets may not be desirable or feasible, because of the lack of adequate custody arrangements for a Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Funds expect to expand and further broaden the group of emerging markets in which they invest.

         From time to time, emerging markets have offered the opportunity for higher returns in exchange for a higher level of risk. Accordingly, the Advisor believes that each Fixed-Income Fund's ability to invest in emerging markets throughout the world may enable the achievement of results superior to those produced by funds, with similar objectives to those of these Fund, that invest solely in securities in developed markets. There is no assurance that any Fixed-Income Funds will achieve these results.

         The Fixed-Income Funds may invest in the following types of emerging market fixed-income securities: (a) fixed-income securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks (collectively, "Sovereign Debt"), including Brady Bonds (described below); (b) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of Sovereign Debt; (c) fixed-income securities issued by banks and other business entities; and (d) fixed-income securities denominated in or indexed to the currencies of emerging markets. Fixed-income securities held by the Funds may take the form of bonds, notes, bills, debentures, bank debt obligations, short-term paper, loan participations, assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of any of the foregoing. There is no requirement with respect to the maturity of fixed-income securities in which the Funds may invest.

         The Fixed-Income Funds may invest in Brady Bonds and other Sovereign Debt of countries that have restructured or are in the process of restructuring Sovereign Debt pursuant to the Brady Plan. "Brady Bonds" are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

         Emerging market fixed-income securities generally are considered to be of a credit quality below investment grade, even though they often are not rated by any nationally recognized statistical rating organizations. Investment in emerging market fixed-income securities will be allocated among various countries based upon the Advisor's analysis of credit risk and its consideration of a number of factors, including: prospects for relative economic growth among the different countries in which the Fixed-Income Funds may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors. The Advisor's emerging market sovereign credit analysis includes an evaluation of the issuing country's total debt levels, currency reserve levels, net exports/imports, overall economic growth, level of inflation, currency fluctuation, political and social climate and payment history. Particular fixed-income securities will be selected based upon credit risk analysis of potential issuers, the characteristics of the security and interest rate sensitivity of the various debt issues available with respect to a particular issuer, analysis of the anticipated volatility and liquidity of the particular debt instruments, and the tax implications to the Fund. The emerging market fixed-income securities in which the Fixed-Income Funds may invest are not subject to any minimum credit quality standards.

FOREIGN CURRENCY OPTIONS AND RELATED RISKS

         The Funds may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Funds hold in their portfolios or intend to purchase. For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and a Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

         The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks, and as a result extra transaction costs may be incurred upon exercise of an option.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

         Risks of Options Trading. The Funds may effectively terminate their rights or obligations under options by entering into closing transactions. Closing transactions permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of a foreign security. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

         Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and a Fund will realize a loss of any premium paid and any transaction costs. Closing transactions may be effected only by negotiating directly with the other party to the option contract, unless a secondary market for the options develops. Although the Funds intend to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, a Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it had purchased in order to realize any profit.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

         The Funds may use forward contracts to protect against uncertainty in the level of future exchange rates. The Funds will not speculate with forward contracts or foreign currency exchange rates.

         A Fund may enter into forward contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         A Fund also may use forward contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that the Advisor believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

         The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. A Fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or (2) the Fund maintains in a segregated account cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, in an amount not less than the value of the Fund's total assets committed to the consummation of the contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Advisor believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

         At or before the maturity date of a forward contract that requires a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

         The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

         Swap Agreements. The Funds may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, equity securities or other liquid, unencumbered assets marked-to-market daily, to avoid any potential leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

         Whether a Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Advisor's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. The Advisor will cause a Fund to enter into swap agreements only with counter-parties that would be eligible for consideration as repurchase agreement counter-parties. Restrictions imposed by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

RISK FACTORS RELATING TO INVESTING IN HIGH YIELD SECURITIES

         Lower-rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market risk (such as interest rate sensitivity, market perception of creditworthiness of the issuer and general market liquidity) and credit risk (such as the issuer's inability to meet its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The Advisor considers both credit risk and market risk in making investment decisions for the Equity Income Fund and the Fixed-Income Funds. Investors should carefully consider the relative risk of investing in high yield securities and understand that such securities are not generally meant for short-term trading.

         The amount of high yield securities outstanding proliferated in the 1980's in conjunction with the increase in merger and acquisition and leveraged buyout activity. Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Advisor could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Funds' net asset value.

         Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.

ILLIQUID SECURITIES

         A Fund may not hold more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the Unites States) or legal or contractual restrictions of resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements have a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainly in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A established a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Advisor will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Advisor will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it much be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser, and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                                   MANAGEMENT

         The Trustees and officers of the Trust are:

                                Position
Name, address & age             with Trust         Principal occupations during past five years
-------------------             ----------         --------------------------------------------
Robert L. Burch III (63)        Trustee            Managing Partner, A.W. Jones Co. (investments);
885 Third Avenue                                   Chairman, Jonathan Mfg. Corp. (slide manufacturing)
New York, NY 10022

John A.G. Gavin (65)            Trustee            Chairman, Gamma Services Corp. (venture capital) (since 1968);
2100 Century Park West                             Principal, Gavin, Dailey & Partners (consulting) (since 1993); U.S.
Los Angeles, CA  90067                             Ambassador to Mexico (1981-1986); Director, Atlantic Ritchfield
                                                   Co., Dresser Industries, Inc., Pinkertons, International Wire Corp.
                                                   and Kap Resources.

Joe Grills (60)                 Trustee            Member of the Committee of Investment of Employee Benefit
183 Soundview Lane                                 Assets of the Financial Executives Institute ("CIEBA") since 1986;
New Canaan, CT 06840                               member of CIEBA's Executive Committee since 1988 and its
                                                   Chairman from 1991 to 1992; Assistant Treasurer of International
                                                   Business Machines Incorporated ("IBM") and Chief Investment Officer
                                                   of the IBM Retirement Funds from 1986 until 1993; Member of the
                                                   Investment Advisory Committee of the State of New York Common
                                                   Retirement Fund; Director Duke Management Company and LaSalle Street
                                                   Fund; Trustee or Director of a number of investment companies for which Merrill Lynch Asset Management is the advisor.

John F. Hotchkis* (64)          Trustee            Managing Director and Portfolio Manager of the Advisor
800 West 6th Street
Los Angeles, CA  90017

                                Position
Name, address & age            with Trust          Principal occupations during past five years
-------------------            ----------          --------------------------------------------
Robert B. Hutchinson (76)      Trustee             Former Chairman (1987-88) and Director (1976-88),
c/o Simpson Investment Co.                         Prudential Bank (savings bank); Director and former
1201 3rd Avenue                                    Senior Vice President, Finance and Secretary, Simpson
Seattle, WA  98101                                 Investment Co.  (holding company for a wood products company, pulp and paper company and a PVC products company); Director,
                                                   Enterprises International, Inc.  (industrial strapping material manufacturer)

Michael L. Quinn* (50)         Trustee             Head of Merrill Lynch Capital Management Group since April
Merrill Lynch Capital                              1995; co-head of the Equity Division of Merrill Lynch, Pierce,
Management Group                                   Fenner & Smith Incorporated from February 1991 - April 1995;
800 Scudders Mill Road                             Trustee, Valley Hospital and the University of Denver

Merle T. Welshans (77)         Trustee             Adjunct Professor of Finance, Washington University;
14360 Ladue Road                                   Director, Prudential Utility Fund, Inc., Prudential
Chesterfield, MO  63017                            Structured Maturity Fund, Inc.

Richard R. West (58)           Trustee             Dean Emeritus of New York University's Leonard N. Stern School
Box 604                                            of Business (since 1993); formerly Dean (1984-1993) and Professor
Genoa, NV  89411                                   of Finance (1984-1995), New York University's Leonard N. Stern
                                                   School of Business; Director, Bornado, Inc., Alexander's Inc.,
                                                   Browne & Co., Inc. and Smith Corona Corp.; Trustee or Director of a
                                                   number of investment companies for which Merril Lynch Asset
                                                   Management is the advisor.

Nancy D. Celick (45)           President and       Employee of the Advisor; Chief Financial Officer,
800 West 6th Street            Principal           Kennedy-Wilson, Inc. (Auction Marketing Services), 1992-1993;
Los Angeles, CA 90017          Executive Officer   Chief Financial Officer, First National Corporation (Bank
                                                   Holding Company), 1984-1992

Roger DeBard, PhD (54)         Executive           Managing Director of the Advisor since 1995; Partner of the
800 West 6th Street            Vice President      Advisor (1994-1995); Principal of the Advisor (1992-1994);
Los Angeles, CA 90017                              Portfolio Manager of the Advisor (1985-1992)

Mark D. Cone (28)              Vice President      Employee of the Advisor; Retail Account Manager,
800 West 6th Street                                Neuberger & Berman (1991-1994)
Los Angeles, CA 90017

Gracie Fermelia (34)           Secretary,          Employee of the Advisor; Senior Manager,
800 West 6th Street            Treasurer, and      Price Waterhouse (1985-1994)
Los Angeles, CA 90017          Principal
                               Financial and
                               Accounting Officer

----------
* "Interested" Trustee, as defined in the 1940 Act, due to the relationship indicated with the Advisor.

     The Trust does not pay salaries to any of its officers or fees to any of its Trustees affiliated with the Advisor. The fees paid to the other Trustees during the Trust's last fiscal year are as follows:

                                                                                                         Total
                                                      Pension or                                     Compensation
                                                      Retirement           Estimated Annual           from Trust
                                 Aggregate         Benefits Accrued            Benefits                and Fund
                               Compensation         as Part of Fund              Upon                Complex Paid
Name and Position                from Fund             Expenses               Retirement              to Trustees
-----------------                ---------             --------               ----------              -----------
Robert L. Burch III,              $12,000                none                     n/a                   $12,000
Trustee

John A. Gavin,                    $ 9,000                none                     n/a                   $ 9,000
Trustee

Robert B. Hutchinson,             $12,000                none                     n/a                   $12,000
Trustee

Merle T. Welshans,                $12,000                none                     n/a                   $12,000
Trustee

         For information as to ownership of shares by officers and Trustees of the Trust, see below under "General Information About the Trust."

The Advisor

         The Advisor, a limited partnership, provides the Funds with management and investment advisory services. In June 1996, the Advisor entered into a Purchase Agreement with Merrill Lynch & Co., Inc., a Delaware corporation ("ML"), pursuant to which ML will acquire the partnership interests in the Advisor. The purchase is subject to a number of contingencies, including approval by the Funds' Board of Trustees and shareholders of new investment advisory agreements relating to each Fund, which have occurred. If the transaction occurs, it is anticipated that the Funds will be operated in the same manner as they are currently.

         Each Fund, except for the Equity Fund for Insurance Companies and the Fixed-Income Funds, pays the Advisor for the services performed a fee at the annual rate of 0.75% of the Fund's average net assets. The Equity Fund for Insurance Companies pays the Advisor a fee at the annual rate of 0.60% on the first $10,000,000 of its average net assets and 0.50% of average net assets in excess of $10,000,000. The Total Return Bond Fund pays the Advisor a fee at the annual rate of 0.55% of its average net assets, although prior to October 31, 1995, the Total Return Bond Fund paid the Advisor a fee at the annual rate of 0.70% of its average net assets. The Low Duration Fund pays the Advisor a fee at the annual rate of 0.46% of its average daily net assets. Prior to October 31, 1995, the Low Duration Fund paid the Advisor at the same annual rate as the Short-Term Investment Fund. The Short-Term Investment Fund pays a fee at the annual rate of 0.40% of the Fund's average net assets under $100,000,000, 0.35% of the Fund's average net assets from $100,000,000 up to $250,000,000, 0.30% of the Fund's average net assets from $250,000,000 up to $500,000,000, and 0.25% of the Fund's average net assets over $500,000,000. However, each Investment Advisory Agreement provides that in the event the expenses of a Fund (including the fees of the Advisor and amortization of organization expenses but excluding interest, taxes, brokerage commissions and extraordinary expenses) for any fiscal year exceed the limits set by applicable regulations of state securities commissions, the Advisor will reduce its fee by the amount of such excess. Any such reductions are accrued and paid in the same manner as the Advisor's fee and are subject to readjustment during the year. Currently, the Advisor believes that the most restrictive applicable expense limitation of state securities commissions is 2.5% of the first $30,000,000 of a Fund's average net assets, 2% of the next $70,000,000 of average net assets, and 1.5% of average net assets in excess of $100,000,000.

         In addition, the Advisor has voluntarily agreed to limit the annual operating expenses of the Equity Income Fund, Small Cap Fund, International Fund, and Balanced Income Fund to 1% of each Fund's average net assets.

Additionally, the Advisor has agreed to limit the annual operating expenses of the Total Return Bond Fund to 0.65%, the Low Duration Fund to 0.58%, and the Short-Term Investment Fund to 0.48% of the Fund's average net assets. There is no such limitation on the annual expenses of the Equity Fund for Insurance Companies.

         As a result of its agreement to limit Fund expenses, for the year ended June 30, 1996, the Advisor waived a portion of its fee with respect to the Small Cap Fund, Balanced Income Fund, International Fund, Total Return Bond Fund, Low Duration Fund and Short-Term Investment Fund in the amounts of $44,825, $31,555, $169,480, $84,461, $29,763 and $69,867, respectively. For the year ended June 30, 1996, the Equity Income Fund, Small Cap Fund, Balanced Income Fund, International Fund, Total Return Bond Fund, Low Duration Fund and Short-Term Investment Fund paid $1,238,052, $114,521, $345,917, $939,065, $80,247,
$676,352, and $1,164, respectively, to the Advisor.

         As a result of its agreement to limit Fund expenses, for the year ended June 30, 1995, the Advisor waived a portion of its fee with respect to the Equity Income Fund, Small Cap Fund, Balanced Income Fund, International Fund, Total Return Bond Fund, Low Duration Fund, and Short-Term Investment Fund in the amounts of $24,311, $77,404, $65,858, $125,088, $106,712, $132,208, and
$100,162, respectively. For the year ended June 30, 1995, the Equity Income Fund, Small Cap Fund, Balanced Income Fund, International Fund, and Low Duration Fund paid $772,117, $41,867, $189,426, $117,974, and $176,601, respectively, to the Advisor. The Total Return Bond Fund and Short-Term Investment Fund did not pay advisory fees for the year ended June 30, 1995.

         As a result of its agreement to limit Fund expenses, for the year ended June 30, 1994, the Advisor waived a portion of its fee with respect to the Equity Income Fund, Small Cap Fund, Balanced Income Fund and International Fund in the amounts of $43,225, $77,973, $68,952 and $90,832, respectively. For the year ended June 30, 1994, the Equity Income Fund, Small Cap Fund, Balanced Income Fund and International Fund paid $593,014, $11,831, $186,423, and $21,531, respectively to the Advisor. The Low Duration Fund and Short-Term Investment Fund did not pay advisory fees for the year ended June 30, 1994.

         For the fiscal years ended June 30, 1996, 1995 and 1994, the Equity Fund for Insurance Companies paid $67,516, $76,848, and $53,999, respectively, to the Advisor. The Advisor pays all of the operating expenses, except for the advisory fees, of the Equity Fund for Insurance Companies.

         The Investment Advisory Agreements provide that the Advisor shall not be liable to the Trust for any error of judgment by the Advisor or for any loss sustained by any of the Funds except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         There are six Investment Advisory Agreements between the Trust and the Advisor. One covers the Balanced Income Fund and the Small Cap Fund; the second covers the Equity Income Fund; the third covers the International Fund; the fourth covers the Equity Fund for Insurance Companies; the fifth covers the Low Duration Fund and the Short-Term Investment Fund; and the sixth covers the Total Return Bond Fund. In connection with the proposed acquisition by ML of the Advisor, shareholders have approved new investment advisory agreements for each Fund, with fees payable thereunder at the same rates as described above, for the same services described above.

Portfolio Transactions and Brokerage

         The Investment Advisory Agreements state that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of each Fund by placing purchase and sale orders for that Fund, the Advisor shall select such broker-dealers ("brokers") as shall, in the Advisor's judgment, implement the policy of the Trust to achieve "best execution", i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Agreements to consider the reliability, integrity and financial condition of the broker. The Advisor is also authorized by the Agreements to consider whether the broker provides brokerage and/or research services to the Fund and/or other accounts of the Advisor. The Agreements state that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Agreements provide that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Advisor shall be prepared to show that commissions paid
(i) were for purposes contemplated by the Agreements; (ii) were for products or services which provide lawful and appropriate assistance to the Advisor's decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information. The Advisor is also authorized to consider sales of shares of each Fund and/or of any other investment companies for which the Advisor acts as Advisor as a factor in the selection of brokers to execute brokerage and principal transactions, subject to the requirements of "best execution", as defined above.

         The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Trust in the valuation of the Funds' investments. The research which the Advisor receives for the Funds' brokerage commissions, whether or not useful to a Fund, may be useful to the Advisor in managing the accounts of the Advisor's other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to any Fund.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased by the Funds directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

         The International Fund anticipates that its brokerage transactions involving securities of companies headquartered in countries other than the U.S. will be conducted primarily on the principal exchanges of such countries. Transactions on foreign exchanges are usually subject to fixed commissions which are generally higher than negotiated commissions on U.S. transactions, although the Trust will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the U.S.

         During the three most recent fiscal years of the Trust, the following brokerage commissions were paid by the Funds:

         Fund                           Ended 6/30/96      Ended 6/30/95      Ended 6/30/94
         ----                           -------------      -------------      -------------
Equity Income                             $152,950            $175,248           $ 35,176
Small Cap                                 $ 45,342            $ 48,006           $ 46,606
International                             $905,601*           $118,165           $ 88,231
Balanced Income                           $ 28,215            $ 16,004           $ 15,550
Low Duration                              $    -0-            $    -0-           $    -0-
Total Return Bond                         $    -0-            $    -0-           $    -0-
Short-Term Investment                     $    -0-            $    -0-           $    -0-
Equity Fund for Insurance Companies       $ 24,542            $ 17,419           $ 14,145

* The increase in commissions paid by the International Fund for the year ended June 30, 1996 is due to a significant increase in the Fund's assets, resulting in an increase in investment purchases.

                                 NET ASSET VALUE

         As indicated in each Prospectus, the net asset value per share of each Fund's shares will be determined on each day that the New York Stock Exchange is open for trading. That Exchange annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, that Exchange may close on days not included in that announcement. Also, no Fund is required to compute its net asset value on any day on which no order to purchase or redeem its shares is received.

         In determining the net asset value of each Fund's shares, equity securities that are listed on a securities exchange (whether domestic or foreign) or quoted by the NASDAQ National Market System are valued at the last sale price on that day as of the close of regular trading on the New York Stock Exchange (which is currently 4:00 p.m., New York time), or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or on such System. Unlisted equity securities that are not included in such National Market System are valued at the average of the quoted bid and asked prices in the over-the-counter market.

         Fixed-income securities which are traded on a national securities exchange will be valued at the last sale price or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such exchange. However, securities with a demand feature exercisable within one to seven days are valued at par. Prices for fixed-income securities may be based on quotations received from one or more market-makers in the securities, or on evaluations from pricing services. Debt securities which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

         Options, futures contracts and options thereon which are traded on exchanges are valued at their last sale or settlement price as of the close of the exchanges or, if no sales are reported, at the average of the quoted bid and asked prices as of the close of the exchange.

         Trading in securities listed on foreign securities exchanges or over-the-counter markets is normally completed before the close of regular trading on the New York Stock Exchange. In addition, foreign securities trading may not take place on all business days in New York and may occur on days on which the New York Stock Exchange is not open. In addition, foreign currency exchange rates are generally determined prior to the close of trading on the New York Stock Exchange. Events affecting the values of foreign securities and currencies will not be reflected in the determination of net asset value unless the Board of Trustees determines that the particular event would materially affect net asset value, in which case an adjustment will be made. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Foreign currency exchange transactions conducted on a spot basis are valued at the spot rate prevailing in the foreign exchange market.

         Securities and other assets for which market quotations are not readily available are valued at their fair value as determined by the Advisor under guidelines established by and under the general supervision and responsibility of the Board of Trustees.

                            DIVIDENDS AND TAX STATUS

         The Funds have separately qualified and intend to remain qualified as regulated investment companies under Subchapter M of the Internal Revenue Code. Qualification as a regulated investment company requires, among other things, that (a) at least 90% of each Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from payments with respect to securities loans, interest, dividends and gains from the sale or other disposition of securities, foreign currencies or options (including forward contracts) thereon; (b) each Fund derive less than 30% of its gross income from gains (without offset for losses) from the sale or other disposition of securities or options thereon held for less than three months; and (c) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). In addition, in order not to be subject to federal taxation, each Fund must distribute to its shareholders at least 90% of its net investment income, other than net capital gains, earned in each year.

         A Fund is required to pay an excise tax to the extent it does not distribute to its shareholders during such calendar year at least 98% of its ordinary income for that calendar year, 98% of its capital gains over capital losses for the one-year period ending October 31 in such calendar year, and all undistributed ordinary income and capital gains for the preceding respective one-year period. The Funds intend to meet these distribution requirements to avoid excise tax liability. The Funds also intend to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of a Fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

         In determining the extent to which a Fund's dividends may be eligible for the 70% dividends received deduction by corporate shareholders, interest income, capital gain net income, gain or loss from Section 1256 contracts, dividend income from foreign corporations and income from other sources will not constitute qualified dividends. Corporate shareholders should consult their tax advisors regarding other requirements applicable to the dividends received deduction.

         Special rules apply to the treatment of certain forward foreign currency exchange contracts (Section 1256 contracts). At the end of each year, such investments held by a Fund must be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Except to the extent that such gains or losses are treated as "Section 988" gains or losses, as described below, sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

         Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are also treated as ordinary gain or loss. These gains, referred to as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing the basis of each shareholder's shares.

         Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares received in connection with the payment of a dividend by a Fund constitute a replacement of shares.

                             PERFORMANCE INFORMATION

         Total Return. Average annual total return quotations used in the Funds' advertising and promotional materials are calculated according to the following formula:

                  P(1 + T) to the (n)th power  = ERV

where P equals a hypothetical initial payment of $1000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

         Average annual total returns for the periods ended June 30, 1996 are as follows:

                                                                            Ten Years
                                            One           Five              or Since
                                            Year          Years             Inception
                                            ----          -----             ---------
Equity Income Fund                           20.0%        14.8%       10.8%(Since 6/24/87)
Small Cap Fund                               14.2%        14.2%        9.4%(Ten Years)
International Fund                           18.6%        16.1%       14.4%(Since 10/1/90)
Balanced Income Fund                         15.0%        12.0%       10.7%(Ten Years)
Total Return Bond Fund                       7.1%          --         12.2%(Since 12/6/94)
Low Duration Fund                            7.5%          --          8.7%(Since 5/18/93)
Short-Term Investment Fund                   7.2%          --          6.6%(Since 5/18/93)
Equity Fund for Insurance Companies          22.9%         --         14.2%(Since 1/29/93)

         Yield. Annualized yield quotations used in a Fund's advertising and promotional materials are calculated by dividing the Fund's interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

                  YIELD =  2 [ (a-b + 1) to the 6th power  - 1 ]
                                ---
                                cd

where a equals dividends and interest earned during the period; b equals expenses accrued for the period, net of reimbursements; c equals the average daily number of shares outstanding during the period that are entitled to receive dividends; and d equals the maximum offering price per share on the last day of the period.

         Except as noted below, in determining net investment income earned during the period ("a" in the above formula), a Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totalling all such interest earned.

         For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

         The 30-day yields for the Total Return Bond Fund, Low Duration Fund, and Short-Term Investment Fund for the period ended June 30, 1996 were 7.74%, 6.11%, and 6.14%, respectively.

         Other information. Each Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in a Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials a Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World and Barron's.

                       GENERAL INFORMATION ABOUT THE TRUST

         The Trustees changed the name of the Trust to Hotchkis and Wiley Funds effective October 7, 1994. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in each Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create classes of shares. The Board of Trustees has created eight series of shares, and may create additional series in the future, which have separate assets and liabilities; each of such series has or will have a designation including the word "Series." Income and operating expenses not specifically attributable to a particular Fund are allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

         The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

         Ten shareholders holding the lesser of $25,000 worth or one percent of a Fund's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders.

         The Trust or any Fund may be terminated if approved by the vote of a majority of the Trustees or by the approval of the holders of a majority of the Trust's outstanding shares, as defined in the 1940 Act. If not so terminated, the Trust will continue indefinitely.

         Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.


         The Trust's custodian, Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin, is responsible for holding the Funds' assets and acts as the Trust's accounting services agent. Subcustodians provide custodial services for assets of the Trust held outside the U.S. The Trust's independent accountants, Price Waterhouse LLP, 100 East Wisconsin Ave, Milwaukee, Wisconsin 53202, examine the Trust's financial statements and assist in the preparation of certain reports to the Securities and Exchange Commission.

--------------------------------------------------------------------------------


         As of August 31, 1996, the Savings Plan and the Retirement Plan of Hotchkis and Wiley, the Advisor, owned 0.50% of the outstanding shares of the Equity Income Fund. Together with such retirement and savings plan participation, the Trust's officers and Trustees as a group owned 0.51% of the Equity Income Fund's outstanding shares.

         As of August 31, 1996, the following persons owned of record, and to the knowledge of the Trust, beneficially more than five percent of the outstanding shares of the Equity Income Fund:

         Lykes Bros. Inc., P.O. Box 1690, Tampa, FL 33601 - 11.11%

         McDonalds Charities Inv., State Street Bank, Custodian, 225 Franklin St., Boston, MA 02110-2804 - 8.91%

         First Trust NA Trustee for Northern States Power, P.O. Box 64482, St. Paul, MN 55164-0482 - 5.81%

         As of August 31, 1996, the following person owned of record, but not beneficially, more than five percent of the outstanding shares of the Equity Income Fund:

         Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104 - 15.36%

--------------------------------------------------------------------------------


         As of August 31, 1996, the Savings Plan and the Retirement Plan of Hotchkis and Wiley, the Advisor, owned 1.94% of the outstanding shares of the Balanced Income Fund. In addition, Mr. John F. Hotchkis, Trustee of the Trust and managing director of the Advisor, through personal and trust accounts and accounts of or for the benefit of certain family members, may be deemed to be the beneficial owner of 1.07% of the Balanced Income Fund's outstanding shares. Together with such retirement and savings plan participation, the Trust's officers and Trustees as a group owned 4.41% of the Balanced Income Fund's outstanding shares.

         As of August 31, 1996, Retirement Plan for Employees of Texas Utilities Company System, P.O. Box 320, Pittsburgh, PA 15230-0320, owned of record and beneficially 26.33% of the Balanced Income Fund's shares and may be deemed a controlling person of that Fund.

         As of August 31, 1996, the following persons owned of record, and to the knowledge of the Trust, beneficially more than five percent of the outstanding shares of the Balanced Income Fund:

         Oakland Police Officers Association, 717 Washington Street, Oakland, CA 94607-3979 - 5.81%

         As of August 31, 1996, the following person owned of record, but not beneficially, more than five percent of the outstanding shares of the Balanced Income Fund:

         Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104 - 25.84%

--------------------------------------------------------------------------------


         As of August 31, 1996, the Savings Plan and the Retirement Plan of Hotchkis and Wiley, the Advisor, owned 6.14% of the outstanding shares of the Small Cap Fund. In addition, Mr. John F. Hotchkis, Trustee of the Trust and managing director of the Advisor, through personal and trust accounts and accounts of or for the benefit of certain family members, may be deemed to be the beneficial owner of 15.14% of the Small Cap Fund's outstanding shares. Together with such retirement and savings plan participation, the Trust's officers and Trustees as a group owned 21.56% of the Small Cap Fund's outstanding shares.

         As of August 31, 1996, the following persons owned of record, and to the knowledge of the Trust, beneficially more than five percent of the outstanding shares of the Small Cap Fund:

         Preston Hotchkis, 523 W. 6th St., #316, Los Angeles, CA 90014-1004 - 5.88%

         Frances Mayhan, 26 Edgehill Road, Little Rock, AR 72207-5462 - 5.09%

         As of August 31, 1996, the following person owned of record, but not beneficially, more than five percent of the outstanding shares of the Small Cap
Fund:

         Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104 - 16.86%

--------------------------------------------------------------------------------


         As of August 31, 1996, the Savings Plan and the Retirement Plan of Hotchkis and Wiley, the Advisor, owned 0.29% of the outstanding shares of the International Fund. In addition, Mr. John F. Hotchkis, Trustee of the Trust and managing director of the Advisor, through personal and trust accounts and accounts of or for the benefit of certain family members, may be deemed to be the beneficial owner of 0.54% of the International Fund's outstanding shares. Together with such retirement and savings plan participation, the Trust's officers and Trustees as a group owned 0.96% of the International Fund's outstanding shares.

         As of August 31, 1996, the following persons owned of record, and to the knowledge of the Trust, beneficially more than five percent of the outstanding shares of the International Fund:

         Retirement Plan for Employees of Texas Utilities Company System, P.O. Box 320, Pittsburgh, PA 15230-0320 - 10.49%

         As of August 31, 1996, the following person owned of record, but not beneficially, more than five percent of the outstanding shares of the International Fund:

         Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104 - 43.19%

--------------------------------------------------------------------------------


         As of August 31, 1996, the Savings Plan and the Retirement Plan of Hotchkis and Wiley, the Advisor, owned 0.48% of the outstanding shares of the Low Duration Fund. In addition, Mr. John F. Hotchkis, Trustee of the Trust and managing director of the Advisor, through personal and trust accounts and accounts of or for the benefit of certain family members, may be deemed to be the beneficial owner of 4.54% of the Low Duration Fund's outstanding shares. Together with such retirement and savings plan participation, the Trust's officers and Trustees as a group owned 5.28% of the Low Duration Fund's outstanding shares.

         As of August 31, 1996, the following persons owned of record, and to the knowledge of the Trust, beneficially more than five percent of the outstanding shares of the Low Duration Fund:

         M.J. Murdock Charitable Trust, USNB of Oregon, Custodian, 555 SW Oak, Portland, OR 97204 -10.81%

         Santa Fe Energy Resources, Inc. Retirement Income Plan, 1616 South Voss Road, Suite 1000, Houston, TX 77057 - 5.88%

         Alliance Healthcare Foundation, 5251 Ridgeview Court, San Diego, CA 92123 - 5.88%

         M Life Insurance Company, 205 SE Spokane St., Portland, OR 97202-6403 - 8.77%

         As of August 31, 1996, the following person owned of record, but not beneficially, more than five percent of the outstanding shares of the Low Duration Fund:

         Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104 - 35.05%

--------------------------------------------------------------------------------


         As of August 31, 1996, the Savings Plan and the Retirement Plan of Hotchkis and Wiley, the Advisor, owned 0.74% of the outstanding shares of the Short-Term Investment Fund.

         As of August 31, 1996, Trussell & Co., for the benefit of United Airlines Group, P.O. Box 771072, Detroit, MI 48277-1072, owned of record and beneficially 46.37% of the Short-Term Investment Fund's shares and may be deemed a controlling person of that Fund.

         As of August 31, 1996, the following persons owned of record, and to the knowledge of the Trust, beneficially more than five percent of the outstanding shares of the Short-Term Investment Fund:

         Citibank NA, trustees for Mercantile Stores Company, 111 Wall St., EBF/20th Flr, NY, NY 10043 - 12.52%

         Susan Shanor, 4336 Town Commons Circle, Atlanta, GA 30319 - 10.45%

         As of August 31, 1996, the following person owned of record, but not beneficially, more than five percent of the outstanding shares of the Short-Term Investment Fund:

         Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104 - 9.87%

--------------------------------------------------------------------------------


         As of August 31, 1996, the Savings Plan and the Retirement Plan of Hotchkis and Wiley, the Advisor, owned 0.85% of the outstanding shares of the Total Return Bond Fund.

         As of August 31, 1996, the following persons owned of record, and to the knowledge of the Trust, beneficially more than five percent of the outstanding shares of the Total Return Bond Fund:

         YMCA of Metropolitan Los Angeles, 201 3rd St., 11th Flr, San Francisco, CA 94163-0001 - 13.00%

         McRae Foundation, R3, Box 396, Jackson, MS 39213 - 5.29%

         Vesper Society, Jack London Square, 384 Embarcadero West, Suite 200, Oakland, CA 94607 - 15.43%

         Santa Fe Energy Resources, Inc. Retirement Income Plan, 1616 South Voss Road, Suite 1000, Houston, TX 77057 - 15.15%

         As of August 31, 1996, the following person owned of record, but not beneficially, more than five percent of the outstanding shares of the Total Return Bond Fund:

         Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104 - 20.81%

                         Hotchkis and Wiley Funds logo

DEAR FELLOW SHAREHOLDERS:

We are pleased to report to you on the performance of the Hotchkis and Wiley Funds and to provide you with an Annual Report for the fiscal year ended June 30, 1996.

BALANCED INCOME FUND

The Balanced Income Fund posted strong gains during the year ended June 30, 1996. The Fund's total return for the one-year period was 15.0%. Common stocks generally produced positive returns during the first six months of the year; although there has been an increasing amount of volatility and dispersion of returns in various sectors of the equity market. Accordingly, we have reduced our exposure in common stocks from a high of 56% in April 1995 to 41% at June 30, 1996. We believe that this reallocation of assets lowers the risk profile and positions the Fund to better weather expected volatility in the markets.

           ---------------------------------------------------------

ASSET ALLOCATION SUMMARY


   Asset    Current       Average       Low Equity   High Equity
  Category  6/30/96   8/13/85-6/30/96    10/16/87      8/11/89
 -----------------------------------------------------------------
  Equity      41%           47%             27%          59%
  Fixed
    Income    59%           53%             73%          41%

The equity portfolio is diversified, with 74 individual common stocks strategically weighted in nine broad economic sectors. We continue to retain healthy investment positions in basic industry, consumer durables and selective utilities. Technology sector stocks and other issues that sell at high P/E ratios and low yields have been avoided.

     Fixed-income investments in the Fund are broadly diversified across fixed-income sectors and focused on investment-grade securities. The portfolio duration at 3.9 years is slightly longer than the benchmark Lehman Intermediate Govt/Corp Index duration of 3.3 years to reflect the increased yield opportunity in the current market. The average quality of the Funds fixed-income holdings will remain AAA.

EQUITY INCOME FUND

The Equity Income Fund's total return for the fiscal year ended June 30, 1996 was 20.0%. The second quarter of 1996 was a difficult environment for value investors, dampening the strong returns achieved in the previous three quarters. There has been an increasing amount of volatility and dispersion of returns between various sectors of the equity market. The market's recent performance has come primarily from technology and consumer products. We have continued to retain a healthy investment position in basic industry, including chemicals, paper and steel. These areas underperformed in the Spring, as climbing interest rates threatened continued expansion in the economy. Now the economy is sending mixed signals. It seems to be teetering in a delicate balance between growth that is too strong or not strong enough. Perhaps this is what a continuing "soft landing" feels like -- a lot of bumps along the way.

In this uncertain, volatile environment, we continue to believe high dividend yielding, low P/E stocks of financially strong companies will provide superior returns with less risk. With this philosophy, the Fund is attractive relative to the market as of June 30, 1996, with a projected price/earnings ratio of 12.5x compared to 16.5x for the S&P 500 Stock Index, and a dividend yield of 3.3% compared to the S&P 500 stock Index of 2.2%. We will continue to manage the portfolio by adherence to our investment disciplines which emphasize these lower risk characteristics.

INTERNATIONAL FUND

The Hotchkis and Wiley International Fund has delivered another excellent year of performance to shareholders, with a return for the year ended June 30, 1996 of 18.6%. This compares favorably with the 13.6% return for the EAFE Index and the 15.5% return for the Lipper International Index for the same period. A favorable global interest rate environment, significant corporate restructuring and a steady stream of encouraging earnings reports all combined to boost international equity markets. In the past twelve months, stocks held in the Fund achieved sizable gains despite generally weak foreign currencies vs. the U.S. dollar.

     Relative to the Europe, Australia and Far East Index (EAFE), the Fund can attribute a significant portion of its outperformance to currency and stock selection. Specifically, the Fund's exposure to the Japanese yen was considerably less than that of the EAFE Index (15% for the Fund vs. 40% for EAFE). After a sharp rise in the first half of 1995, the yen lost 29% of its value vs. the $US in the ensuing twelve months. In response to the influence of a more competitive local currency, as well as monetary and fiscal stimulus, the Japanese market rallied strongly (+44%) in this same period. However, yen depreciation eroded away much of that market gain. Within markets, the Fund scored major gains from its focus on stock that qualify for purchase under our rigid value screens. This was especially true in Japan, Hong Kong, Australia, Switzerland and Finland.

SMALL CAP FUND

The Small Cap Fund achieved a return of 14.2% for the year ended June 30, 1996. This was a strong return given the value-orientation of the Fund. However, it lagged the 23.9% performance of the Russell 2000 index. It was a period of powerful performance from the technology sector and a very strong IPO market. Both segments have a significant presence in the Russell 2000 index and play a minimal role in the Fund. Virtually all of this outperformance was achieved in the second half of 1995. The speculative tide receded in 1996, and, in the final quarter of the fiscal year, the Fund outperformed the index.

     Except for a brief time in the Spring of 1996, large caps outperformed small caps during the period. Much of this was due to concern about a resurgence in inflation and a possible return to restrictive monetary policy. On a valuation basis, however, small caps appear to be markedly undervalued to their big brothers when looking at P/E, price/book, and P/E to growth-rate ratios. In these terms, the Fund is particularly well-positioned to participate in a revaluation of assets relative to their earnings potential.

SHORT-TERM INVESTMENT FUND
LOW DURATION FUND
TOTAL RETURN BOND FUND

All three fixed-income funds achieved strong returns vs. their respective benchmarks for the year ended June 30, 1996 as shown below:

----------------------------------------------
Short-Term Investment Fund..............  7.2%
Six-Month Treasury Bill Index...........  5.5%
Low Duration Fund.......................  7.5%
Merrill Lynch 1-3 Year Index............  5.5%
Total Return Bond Fund..................  7.0%
Lehman Aggregate Index..................  5.0%
----------------------------------------------

     The interest rate environment during the fiscal year ended June 1996 can best be described as highly volatile. We started the third quarter of 1995 with the 30 year long bond yielding close to 7% and the two-year note at 6%. Over the balance of calendar 1995, yields on both instruments dropped significantly. Rates bottomed in January of 1996 and started rising in February and continued to do so through the first half of 1996. Despite the volatility in interest rates, we have been successful in outperforming each of the benchmarks for the respective fixed-income funds.

     The second half of 1995 ended with market participants believing that the Federal Reserve was well on its way towards taking short-term rates lower. This expectation had created somewhat of a bullish euphoria in the market place. As often happens in times of euphoria, virtually all investors and economists were in agreement that the bond market would continue to perform well. This complacency ended up being short lived. In February, Alan Greenspan surprised the markets during his Humphrey-Hawkins testimony when he indicated the economy might be stronger than expected. His position was soon supported by economic data when the February nonfarm payrolls data were released and were much stronger than expected. This release foreshadowed an above-trend growth rate for the entire first half of 1996.

     Investors have had to do an about face during this time period. Expectations of a Fed easing have been swept away, and current expectations are that the Fed will most likely have to raise interest rates before the end of the year. We believe that although the economy will continue to move forward, it will do so in a restrained manner. The immediate threat of inflation is minimal. However, signs of increased wage inflation are starting to appear and must be monitored closely. Current positioning of the portfolios reflects our belief that interest rates are not in danger of heading tremendously higher. In fact, we anticipate a fairly benign period of time for interest rates over the next couple of quarters.

     We are pleased to announce that beginning in August, the management responsibilities for the three fixed-income funds have been assumed by Hotchkis and Wiley veteran, Roger DeBard, who founded the fixed-income department of Hotchkis and Wiley in 1985 and portfolio manager, Michael Sanchez, who joined Hotchkis and Wiley this year after nine years of experience in fixed-income portfolio management. We will continue to manage the funds with the same investment philosophy and multi-strategy approach with which we have built our track record over the years.

     As always, we appreciate the trust you place in us, and look forward to meeting your high standards for all of our funds. We thank you for your continued support and look forward to reporting to you again in six months.

Cordially,

/s/ Nancy D. Celick
-----------------------------
    Nancy D. Celick
    President
    Hotchkis and Wiley Funds

     A description of the market indices referred to in this letter and in the following graphs is provided on page 43.

   How a $10,000 Investment Has Grown:

   The following charts show the growth of a $10,000 investment for each of the Hotchkis and Wiley Funds as compared to the performance of representative market indices. The tables below the charts show the average annual total returns on an investment over various periods.

                   EQUITY INCOME FUND
             JULY 1, 1987 - JUNE 30, 1996

                        [CHART]

                                Ended
                               6/30/96
           --------------------------------
           One Year             20.0%
           --------------------------------
           Five Years           14.8%
           --------------------------------
           Since Inception
           (6/24/87)            10.8%
           --------------------------------

                      SMALL CAP FUND
              OCTOBER 1, 1985 - JUNE 30, 1996

                         [CHART]

                                Ended
                               6/30/96
           --------------------------------
           One Year             14.2%
           --------------------------------
           Five Years           14.2%
           --------------------------------
           Ten Years             9.4%
           --------------------------------
           Since Inception
           (9/20/85)            12.5%
           --------------------------------

                    BALANCED INCOME FUND
             SEPTEMBER 1, 1985 - JUNE 30, 1996

                          [CHART]

                                Ended
                               6/30/96
           --------------------------------
           One Year             15.0%
           --------------------------------
           Five Years           12.0%
           --------------------------------
           Ten Years            10.7%
           --------------------------------
           Since Inception
           (8/13/85)            12.0%
           --------------------------------

Past performance is not predictive of future performance. The representative market indices are unmanaged. The annual returns reflect the voluntary agreement of Hotchkis and Wiley, the Funds' advisor, to assume fees and expenses in excess of certain limits.

                    INTERNATIONAL FUND
             DECEMBER 1, 1990 - JUNE 30, 1996

                         [CHART]

                                Ended
                               6/30/96
           --------------------------------
           One Year             18.6%
           --------------------------------
           Five Years           16.1%
           --------------------------------
           Commencement of
           Operations
           (12/1/90)            14.4%
           --------------------------------

                    LOW DURATION FUND
              MAY 18, 1993 - JUNE 30, 1996

                        [CHART]

                                Ended
                               6/30/96
           --------------------------------
           One Year              7.5%
           --------------------------------
           Three Years           8.9%
           --------------------------------
           Since Inception
           (5/18/93)             8.7%
           --------------------------------

                  TOTAL RETURN BOND FUND
             DECEMBER 6, 1994 - JUNE 30, 1996

                          [CHART]

                                Ended
                               6/30/96
           --------------------------------
           One Year              7.0%
           --------------------------------
           Since Inception
           (12/6/94)            12.2%
           --------------------------------

                SHORT-TERM INVESTMENT FUND
               MAY 18, 1993 - JUNE 30, 1996

                         [CHART]

                                Ended
                               6/30/96
           --------------------------------
           One Year              7.2%
           --------------------------------
           Three Years           6.8%
           --------------------------------
           Since Inception
           (5/18/93)             6.6%
           --------------------------------

Past performance is not predictive of future performance. The representative market indices are unmanaged. The annual returns reflect the voluntary agreement of Hotchkis and Wiley, the Funds' advisor, to assume fees and expenses in excess of certain limits.

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                    SCHEDULES OF INVESTMENTS:
                      EQUITY INCOME FUND.....................................     1
                      SMALL CAP FUND.........................................     3
                      INTERNATIONAL FUND.....................................     5
                      BALANCED INCOME FUND...................................     8
                      TOTAL RETURN BOND FUND.................................    12
                      LOW DURATION FUND......................................    15
                      SHORT-TERM INVESTMENT FUND.............................    20
                    STATEMENT OF ASSETS AND LIABILITIES......................    22
                    STATEMENT OF OPERATIONS..................................    24
                    STATEMENT OF CHANGES IN NET ASSETS.......................    26
                    NOTES TO FINANCIAL STATEMENTS............................    30
                    FINANCIAL HIGHLIGHTS.....................................    35
                    REPORT OF INDEPENDENT ACCOUNTANTS........................    42
                    MARKET INDICES...........................................    43



                                      LOGO

Schedule of Investments -- June 30, 1996
--------------------------------------------------------------------------------
EQUITY INCOME FUND

COMMON STOCKS -- 98.6%           Shares        Value
--------------------------------------------------------
AEROSPACE -- 2.1%
 ........................................................
Lockheed Martin Corporation       23,079    $  1,938,636
 ........................................................
Northrop Grumman Corporation      28,318       1,929,164
 ........................................    ============
                                               3,867,800
--------------------------------------------------------
AUTO-RELATED -- 2.8%
 ........................................................
Dana Corporation                 106,636       3,305,716
 ........................................................
PACCAR, Incorporated              35,161       1,722,889
 ........................................    ============
                                               5,028,605
--------------------------------------------------------
AUTOS & TRUCKS -- 8.3%
 ........................................................
Chrysler Corporation              30,000       1,860,000
 ........................................................
Ford Motor Company               185,954       6,020,261
 ........................................................
General Motors Corporation       140,000       7,332,500
 ........................................    ============
                                              15,212,761
--------------------------------------------------------
BANKS -- 8.6%
 ........................................................
BankAmerica Corporation           33,038       2,502,628
 ........................................................
The Chase Manhattan
  Corporation                     16,105       1,137,416
 ........................................................
First Chicago NBD Corporation     83,349       3,261,030
 ........................................................
First Hawaiian, Inc.              37,757       1,076,075
 ........................................................
First of America Bank
  Corporation                     32,477       1,453,346
 ........................................................
KeyCorp                           57,415       2,224,831
 ........................................................
National City Corporation         38,758       1,361,375
 ........................................................
Regions Financial Corporation     56,636       2,647,733
 ........................................    ============
                                              15,664,434
--------------------------------------------------------
BEVERAGES -- 0.7%
 ........................................................
Anheuser-Busch Companies, Inc.    16,991       1,274,325
--------------------------------------------------------
BUILDING & FOREST PRODUCTS -- 1.4%
 ........................................................
Weyerhaeuser Company              60,016       2,550,680
--------------------------------------------------------
CHEMICALS -- 2.2%
 ........................................................
Goodrich (B.F.) Company           60,412       2,257,898
 ........................................................
PPG Industries, Inc.              16,479         803,351
 ........................................................
Witco Corporation                 27,631         949,816
 ........................................    ============
                                               4,011,065
--------------------------------------------------------
COAL & GAS -- 1.8%
 ........................................................
Eastern Enterprises               99,393       3,304,817
--------------------------------------------------------
DIVERSIFIED -- 5.5%
 ........................................................
Ogden Corporation                173,655       3,147,497
 ........................................................
Olin Corporation                  23,598       2,106,121
 ........................................................
Tenneco, Inc.                     94,754       4,844,298
 ........................................    ============
                                              10,097,916
--------------------------------------------------------

                                 Shares        Value
--------------------------------------------------------
DRUGS -- 1.2%
 ........................................................
Merck & Company, Inc.             34,925    $  2,257,028
--------------------------------------------------------
ENGINEERING AND CONSTRUCTION -- 1.0%
 ........................................................
Harsco Corporation                26,241       1,764,707
--------------------------------------------------------
FINANCIAL SERVICES -- 6.1%
 ........................................................
Great Western Financial
  Corporation                    109,027       2,603,020
 ........................................................
H.F. Ahmanson & Company          102,253       2,760,831
 ........................................................
Household International, Inc.     49,084       3,730,384
 ........................................................
Transamerica Corporation          25,486       2,064,366
 ........................................    ============
                                              11,158,601
--------------------------------------------------------
HOUSEHOLD FURNISHINGS & APPLIANCES -- 0.2%
 ........................................................
Whirlpool Corporation              7,200         357,300
--------------------------------------------------------
INSURANCE -- 6.0%
 ........................................................
Allstate Corporation              22,042       1,005,666
 ........................................................
Aon Corporation                  102,183       5,185,787
 ........................................................
Lincoln National Corporation      41,699       1,928,579
 ........................................................
USLIFE Corporation                83,963       2,760,284
 ........................................    ============
                                              10,880,316
--------------------------------------------------------
MACHINERY -- 1.9%
 ........................................................
Deere & Company                   84,954       3,398,160
--------------------------------------------------------
METALS & MINING -- 0.6%
 ........................................................
Phelps Dodge Corporation          16,555       1,032,618
--------------------------------------------------------
OIL -- DOMESTIC -- 2.9%
 ........................................................
Atlantic Richfield Company         3,776         447,456
 ........................................................
Occidental Petroleum
  Corporation                    121,589       3,009,328
 ........................................................
Sun Company, Inc.                 57,237       1,738,574
 ........................................    ============
                                               5,195,358
--------------------------------------------------------
OIL -- INTERNATIONAL -- 3.2%
 ........................................................
Amoco Corporation                 28,000       2,026,500
 ........................................................
Chevron Corporation               20,000       1,180,000
 ........................................................
Exxon Corporation                 10,000         868,750
 ........................................................
Mobil Corporation                  1,632         182,988
 ........................................................
Royal Dutch Petroleum Company
  ADR                              1,888         290,280
 ........................................................
TransCanada Pipelines Ltd.        93,071       1,372,797
 ........................................    ============
                                               5,921,315
--------------------------------------------------------
PAPER -- 1.9%
 ........................................................
Georgia Pacific Corporation       50,000       3,550,000
--------------------------------------------------------

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1996
--------------------------------------------------------------------------------
EQUITY INCOME FUND

                                 Shares        Value
--------------------------------------------------------
PHOTOGRAPHY & OPTICAL -- 1.7%
 ........................................................
Eastman Kodak Company             40,589    $  3,155,795
--------------------------------------------------------
POLLUTION CONTROL -- 3.5%
 ........................................................
Browning-Ferris Industries,
  Inc.                           220,000       6,380,000
--------------------------------------------------------
PROFESSIONAL SERVICES -- 1.5%
 ........................................................
PHH Corporation                   47,385       2,700,945
--------------------------------------------------------
RAILROADS -- 4.3%
 ........................................................
Burlington Northern Santa Fe
  Corp.                           24,542       1,984,834
 ........................................................
Norfolk Southern Corporation      37,757       3,199,906
 ........................................................
Union Pacific Corporation         37,757       2,638,270
 ........................................    ============
                                               7,823,010
--------------------------------------------------------
RETAIL -- GENERAL -- 4.6%
 ........................................................
J.C. Penney Co., Incorporated     44,323       2,326,957
 ........................................................
Kmart Corporation                144,671       1,790,304
 ........................................................
May Department Stores Company     47,196       2,064,825
 ........................................................
Sears, Roebuck & Company          47,196       2,294,906
 ........................................    ============
                                               8,476,992
--------------------------------------------------------
STEEL -- 7.7%
 ........................................................
Allegheny Ludlum Corporation     397,900       7,510,362
 ........................................................
Lukens, Inc.                     120,000       2,865,000
 ........................................................
USX-U.S. Steel Group, Inc.       128,941       3,658,701
 ........................................    ============
                                              14,034,063
--------------------------------------------------------
TELECOMMUNICATIONS -- 1.2%
 ........................................................
Comsat Corporation                84,954       2,208,804
--------------------------------------------------------
TOBACCO -- 7.5%
 ........................................................
American Brands, Inc.            165,000       7,486,875
 ........................................................
Philip Morris Companies, Inc.     26,150       2,719,600
 ........................................................
UST, Inc.                        101,029       3,460,243
 ........................................    ============
                                              13,666,718
--------------------------------------------------------
TRUCKING -- 0.9%
 ........................................................
Ryder System, Inc.                56,636       1,592,887
--------------------------------------------------------
UTILITY -- ELECTRIC -- 3.1%
 ........................................................
CMS Energy Corporation            70,795       2,185,796
 ........................................................
New York State Electric & Gas
  Corporation                     15,197         370,427
 ........................................................
Peco Energy Company               75,000       1,950,000
 ........................................................
Public Service Enterprises
  Group                           43,893       1,201,571
 ........................................    ============
                                               5,707,794
--------------------------------------------------------
                                 Shares        Value
--------------------------------------------------------
UTILITY -- TELEPHONE -- 4.2%
 ........................................................
BellSouth Corporation             35,114    $  1,487,956
 ........................................................
Cincinnati Bell, Incorporated     60,000       3,127,500
 ........................................................
GTE Corporation                    9,439         422,395
 ........................................................
NYNEX Corporation                 56,636       2,690,210
 ........................................    ============
                                               7,728,061
--------------------------------------------------------
Total common stocks (cost
  $145,227,490)                              180,002,875
--------------------------------------------------------
PREFERRED STOCKS -- 1.2%
--------------------------------------------------------
Armco Incorporated Class A
 ........................................................
  $2.10 Cum. Cv. Preferred        21,238         493,783
 ........................................................
  $4.50 Cum. Cv. Preferred         6,702         315,832
 ........................................................
Bethlehem Steel Corporation
 ........................................................
  $2.50 Cum. Cv. Preferred         4,600         122,475
 ........................................................
  $5.00 Cum. Cv. Preferred        22,865       1,188,980
 ........................................    ============
Total preferred stocks
  (cost $2,168,760)                            2,121,070
--------------------------------------------------------

VARIABLE RATE                   Principal
DEMAND NOTES* -- 0.3%            Amount
--------------------------------------------------------
General Mills, Inc., 5.14%      $241,721         241,721
 ........................................................
Pitney Bowes, Inc., 5.1441%      400,000         400,000
 ........................................    ============
Total variable rate demand
  notes                                          641,721
  (cost $641,721)
--------------------------------------------------------
Total investments -- 100.1%
  (cost $148,037,971)                        182,765,666
 ........................................................
Liabilities in excess of
  other
  assets -- (0.1%)                              (227,561)
 ........................................    ============
Total net assets -- 100.0%                  $182,538,105
--------------------------------------------------------

* Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 1996.

ADR -- American Depository Receipt.

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1996
--------------------------------------------------------------------------------
SMALL CAP FUND

COMMON STOCKS -- 96.5%            Shares        Value
--------------------------------------------------------
APPAREL & TEXTILES -- 3.8%
 ........................................................
Donnkenny, Inc. #                  15,000    $   292,500
 ........................................................
Kellwood Company                    7,000        128,625
 ........................................................
Kenneth Cole Productions, Class
  A #                              10,000        197,500
 .........................................    ===========
                                                 618,625
--------------------------------------------------------
APPLIANCES & HOUSEHOLD FURNITURE -- 4.8%
 ........................................................
Open Plan Systems, Inc. #          20,000        240,000
 ........................................................
REX Stores Corporation #           35,000        538,125
 .........................................    ===========
                                                 778,125
--------------------------------------------------------
AUTO PARTS -- 4.0%
 ........................................................
APS Holding Corporation, Class
  A #                              30,000        660,000
--------------------------------------------------------
AUTO-RELATED -- 2.4%
 ........................................................
Special Devices, Inc. #            25,000        400,000
--------------------------------------------------------
BANKS -- 4.3%
 ........................................................
Coastal Bancorp, Inc.              30,000        540,000
 ........................................................
Commercial Bank of New York        16,000        176,000
 .........................................    ===========
                                                 716,000
--------------------------------------------------------
BUILDING MATERIALS -- 3.1%
 ........................................................
NCI Building Systems, Inc. #       15,000        506,250
--------------------------------------------------------
CHEMICALS -- 1.8%
 ........................................................
Dexter Corporation                 10,000        297,500
--------------------------------------------------------
COMMUNICATIONS & MEDIA -- 6.7%
 ........................................................
Century Communications
  Corporation, Class A #           50,000        425,000
 ........................................................
EIS International, Inc. #          15,000        382,500
 ........................................................
VTEL Corporation #                 30,000        288,750
 .........................................    ===========
                                               1,096,250
--------------------------------------------------------
COMPUTERS -- 0.9%
 ........................................................
Key Tronic Corporation #           23,000        149,500
--------------------------------------------------------
COMPUTER-RELATED -- 3.1%
 ........................................................
Applied Voice Technology, Inc.
  #                                45,000        517,500
--------------------------------------------------------
COMPUTER SERVICES -- 0.5%
 ........................................................
AMX Corporation #                  10,000         78,750
--------------------------------------------------------
ELECTRONICS -- 3.7%
 ........................................................
FLIR Systems, Inc. #               50,000        612,500
--------------------------------------------------------
ENGINEERING & CONSTRUCTION -- 1.4%
 ........................................................
Stewart and Stevenson Services,
  Inc.                             10,000        227,500
--------------------------------------------------------
FOODS -- 2.1%
 ........................................................
Michael Foods, Inc.                30,000        348,750
--------------------------------------------------------

                                  Shares        Value
--------------------------------------------------------
HOMEBUILDERS -- 1.8%
 ........................................................
Del Webb Corporation               15,000    $   300,000
--------------------------------------------------------
HOSPITAL SUPPLIES & SERVICES -- 3.8%
 ........................................................
Healthcare Services Group, Inc.
  #                                70,000        630,000
--------------------------------------------------------
INSURANCE -- 7.5%
 ........................................................
GCR Holdings, Ltd.                  5,000        132,500
 ........................................................
Omni Insurance Group, Inc. #       60,000        555,000
 ........................................................
PXRE Corporation                   22,500        545,625
 .........................................    ===========
                                               1,233,125
--------------------------------------------------------
OIL -- DOMESTIC -- 5.3%
 ........................................................
Abraxas Petroleum Corporation #    40,000        272,500
 ........................................................
Tom Brown, Inc. #                  35,000        599,375
 .........................................    ===========
                                                 871,875
--------------------------------------------------------
REAL ESTATE -- 10.2%
 ........................................................
NHP, Inc. #                        20,000        412,500
 ........................................................
Redwood Trust, Inc.                45,000      1,260,000
 .........................................    ===========
                                               1,672,500
--------------------------------------------------------
RETAIL -- GENERAL -- 2.7%
 ........................................................
Orchard Supply Hardware Stores
  Corporation #                    15,000        451,875
--------------------------------------------------------
RETAIL -- SPECIALTY APPAREL -- 2.0%
 ........................................................
Haggar Corporation                 25,000        337,500
--------------------------------------------------------
SAVINGS & LOANS -- 7.1%
 ........................................................
CENFED Financial Corporation        8,800        195,800
 ........................................................
First Republic Bancorp, Inc. #     40,000        615,000
 ........................................................
Metropolitan Bancorp
  Corporation #                    26,500        357,750
 .........................................    ===========
                                               1,168,550
--------------------------------------------------------
SEMICONDUCTORS -- 2.9%
 ........................................................
Lattice Semiconductor
  Corporation #                    20,000        482,500
--------------------------------------------------------
STEEL FABRICATOR -- 1.8%
 ........................................................
Citation Corporation #             25,000        300,000
--------------------------------------------------------
TOYS -- 2.5%
 ........................................................
Toy Biz, Inc., Class A #           20,000        405,000
--------------------------------------------------------
TRANSPORTATION EQUIPMENT -- 1.3%
 ........................................................
Tranz Rail Holdings Ltd. -- ADR
  #                                15,000        208,125
--------------------------------------------------------

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1996
--------------------------------------------------------------------------------
SMALL CAP FUND

                                  Shares        Value
--------------------------------------------------------
TRUCKING & SHIPPING -- 5.0%
 ........................................................
Covenant Transport, Inc. --
  Class A #                        15,000    $   255,000
 ........................................................
Rollins Truck Leasing
  Corporation                      45,000        466,875
 ........................................................
USA Truck, Inc. #                  10,000        105,000
 .........................................    ===========
                                                 826,875
--------------------------------------------------------
Total common stocks
  (cost $14,773,851)                          15,895,175
--------------------------------------------------------

        VARIABLE RATE            Principal
    DEMAND NOTES* -- 0.9%         Amount
--------------------------------------------------------
General Mills, Inc., 5.14%       $153,675        153,675
 .........................................    ===========
Total variable rate demand
  notes                                          153,675
  (cost $153,675)
--------------------------------------------------------
Total investments -- 97.4%
  (cost $14,927,526)                          16,048,850
 ........................................................
Other assets in excess of
  liabilities -- 2.6%                            431,836
 .........................................    ===========
Total net assets -- 100.0%                   $16,480,686
--------------------------------------------------------
# Non-income producing security.
* Variable rate demand notes are considered short-term
  obligations and are payable on demand. Interest rates
  change periodically on specified dates. The rates
  listed are as of June 30, 1996.
ADR -- American Depository Receipt.

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1996
--------------------------------------------------------------------------------
INTERNATIONAL FUND

COMMON STOCKS -- 93.0%
---------------------------------------------------------
AUSTRALIA -- 5.2%               Shares         Value
---------------------------------------------------------
BANKING -- 1.9%
 .........................................................
Australia and New Zealand
  Banking Group, Ltd.           1,338,000    $  6,339,525
---------------------------------------------------------
BUILDING MATERIALS -- 1.2%
 .........................................................
Pioneer International, Ltd.     1,352,000       3,937,155
---------------------------------------------------------
DIVERSIFIED INDUSTRIALS -- 0.2%
 .........................................................
Pacific Dunlop, Ltd.              389,000         875,628
---------------------------------------------------------
INSURANCE -- 1.9%
 .........................................................
GIO Australia Holdings, Ltd.    1,731,786       4,266,215
 .........................................................
QBE Insurance Group, Ltd.         320,646       1,905,359
 .........................................    ============
                                                6,171,574
 .........................................    ============
Total Australia                                17,323,882
---------------------------------------------------------
AUSTRIA -- 1.6%
---------------------------------------------------------
STEEL -- 1.6%
 .........................................................
Boehler-Uddeholm AG                70,000       5,423,663
 .........................................    ============
Total Austria                                   5,423,663
---------------------------------------------------------
BELGIUM -- 0.8%
---------------------------------------------------------
DIVERSIFIED INDUSTRIALS -- 0.8%
 .........................................................
Groupe Bruxelles Lambert, S.A.     20,100       2,514,986
 .........................................................
Groupe Bruxelles Lambert rights
  #                                    60              17
 .........................................    ============
Total Belgium                                   2,515,003
---------------------------------------------------------
CANADA -- 5.8%
---------------------------------------------------------
BANKS -- 2.7%
 .........................................................
Bank of Nova Scotia               152,038       3,696,241
 .........................................................
Canadian Imperial Bank of
  Commerce                        168,000       5,419,077
 .........................................    ============
                                                9,115,318
---------------------------------------------------------
DIVERSIFIED INDUSTRIALS -- 1.5%
 .........................................................
IMASCO, Ltd.                      238,000       4,862,405
---------------------------------------------------------
METALS & MINERALS -- 0.5%
 .........................................................
Noranda, Inc.                      79,000       1,616,884
---------------------------------------------------------
RAILROADS -- 1.1%
 .........................................................
Canadian National Railway         201,000       3,701,724
 .........................................    ============
Total Canada                                   19,296,331
---------------------------------------------------------

FINLAND -- 1.7%                 Shares         Value
---------------------------------------------------------
FOREST PRODUCTS & PAPER -- 1.7%
 .........................................................
UPM-Kymmene OY #                  270,000    $  5,584,924
 .........................................    ============
Total Finland                                   5,584,924
---------------------------------------------------------
FRANCE -- 4.3%
---------------------------------------------------------
BUILDING MATERIALS & COMPONENTS -- 1.5%
 .........................................................
LaFarge Coppee SA                  83,173       5,032,623
---------------------------------------------------------
OIL & GAS -- 1.5%
 .........................................................
Societe Nationale Elf
  Acquitaine                       66,000       4,853,762
---------------------------------------------------------
STEEL -- 1.3%
 .........................................................
Unisor Sacilor #                  297,000       4,283,580
 .........................................    ============
Total France                                   14,169,965
---------------------------------------------------------
GERMANY -- 3.1%
---------------------------------------------------------
CHEMICALS -- 1.6%
 .........................................................
Bayer AG                          155,000       5,453,017
---------------------------------------------------------
MANUFACTURING -- 1.5%
 .........................................................
Buderus AG                         11,500       4,873,077
 .........................................    ============
Total Germany                                  10,326,094
---------------------------------------------------------
HONG KONG -- 9.6%
---------------------------------------------------------
BANKS -- 1.8%
 .........................................................
HSBC Holdings, PLC                392,800       5,937,285
---------------------------------------------------------
PRINTING & PUBLISHING -- 2.1%
 .........................................................
Oriental Press Group, Ltd.      4,953,000       2,655,504
 .........................................................
South China Morning Post
  (Holdings), Ltd.              6,010,000       4,115,105
 .........................................    ============
                                                6,770,609
---------------------------------------------------------
RETAIL -- SPECIALTY -- 1.5%
 .........................................................
Dickson Concepts International,
  Ltd.                          2,850,000       3,645,110
 .........................................................
Harbour Ring International
  Holdings                      11,426,000      1,239,950
 .........................................    ============
                                                4,885,060
---------------------------------------------------------
REAL ESTATE DEVELOPMENT -- 2.9%
 .........................................................
Hang Lung Development Co., Ltd. 1,955,000       3,674,856
 .........................................................
New World Development Co., Ltd. 1,305,000       6,052,510
 .........................................    ============
                                                9,727,366
---------------------------------------------------------
UTILITY -- TELECOMMUNICATIONS -- 1.3%
 .........................................................
Hong Kong Telecommunications
  Ltd.                          2,480,000       4,453,455
 .........................................    ============
Total Hong Kong                                31,773,775
---------------------------------------------------------

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1996
--------------------------------------------------------------------------------
INTERNATIONAL FUND

IRELAND -- 1.7%                 Shares         Value
---------------------------------------------------------
PAPER -- 1.7%
 .........................................................
Jefferson Smurfit Group PLC     2,129,430    $  5,715,229
 .........................................    ============
Total Ireland                                   5,715,229
---------------------------------------------------------
ITALY -- 1.2%
---------------------------------------------------------
ENGINEERING & CONSTRUCTION -- 1.2%
 .........................................................
Danieli & Company               1,086,000       3,860,985
 .........................................    ============
Total Italy                                     3,860,985
---------------------------------------------------------
JAPAN -- 14.4%
---------------------------------------------------------
AUTOS & TRUCKS -- 1.3%
 .........................................................
Bridgestone Corporation           165,000       3,144,104
 .........................................................
Suzuki Motor Corporation          105,000       1,378,537
 .........................................    ============
                                                4,522,641
---------------------------------------------------------
BUILDING MATERIAL & COMPONENTS -- 1.7%
 .........................................................
Sekisui Chemical Co., Ltd.        469,000       5,729,864
---------------------------------------------------------
CONSTRUCTION & HOUSING -- 0.9%
 .........................................................
Daiwa House Industry Co., Ltd.    187,000       2,898,392
---------------------------------------------------------
ELECTRONIC COMPONENTS -- 1.3%
 .........................................................
Nintendo Co., Ltd.                 57,300       4,262,962
---------------------------------------------------------
ELECTRICAL MACHINERY -- 3.2%
 .........................................................
Nichicon Corporation              339,000       4,914,320
 .........................................................
Sony Corporation                   87,400       5,745,309
 .........................................    ============
                                               10,659,629
---------------------------------------------------------
FINANCIAL SERVICES -- 1.1%
 .........................................................
Promise Company Ltd.               74,500       3,667,893
---------------------------------------------------------
FOREST PRODUCTS & PAPER -- 1.0%
 .........................................................
Hokushin                          250,600       3,198,717
---------------------------------------------------------
INSURANCE -- 1.3%
 .........................................................
Nippon Fire & Marine Insurance    645,000       4,204,675
---------------------------------------------------------
IRON/STEEL -- 1.6%
 .........................................................
Yodogawa Steel Works              701,000       5,349,462
---------------------------------------------------------
PHARMACEUTICALS -- 1.0%
 .........................................................
Terumo                            259,000       3,282,322
 .........................................    ============
Total Japan                                    47,776,557
---------------------------------------------------------

MALAYSIA -- 2.2%                Shares         Value
---------------------------------------------------------
BUILDING MATERIALS -- 0.4%
 .........................................................
Kedah Cement Holdings BHD         679,000    $  1,257,187
---------------------------------------------------------
FINANCIAL SERVICES -- 0.9%
 .........................................................
Arab Malaysian Finance Berhad     663,000       2,896,198
---------------------------------------------------------
TRUCKING & SHIPPING -- 0.9%
 .........................................................
Malaysian International
  Shipping Corporation BHD      1,013,000       3,146,294
 .........................................    ============
Total Malaysia                                  7,299,679
---------------------------------------------------------
NETHERLANDS -- 7.4%
---------------------------------------------------------
CHEMICALS -- 1.8%
 .........................................................
Akzo Nobel NV                      50,500       6,050,027
---------------------------------------------------------
CONSTRUCTION & HOUSING -- 1.4%
 .........................................................
Hollandsche Beton Groep NV         24,479       4,689,365
---------------------------------------------------------
FINANCIAL SERVICES -- 1.4%
 .........................................................
Internationale Nederlanden
  Groep NV                        155,857       4,647,471
---------------------------------------------------------
INSURANCE -- 1.3%
 .........................................................
Fortis AMEV NV                    147,843       4,235,267
---------------------------------------------------------
TELECOMMUNICATIONS -- 1.5%
 .........................................................
KPN                               127,763       4,835,153
 .........................................    ============
Total Netherlands                              24,457,283
---------------------------------------------------------
NEW ZEALAND -- 1.8%
---------------------------------------------------------
BUILDING MATERIALS -- 1.0%
 .........................................................
Fletcher Challenge Building     1,697,500       3,314,267
---------------------------------------------------------
FOREST PRODUCTS & PAPER -- 0.4%
 .........................................................
Fletcher Challenge Paper          695,000       1,342,662
---------------------------------------------------------
OIL & GAS -- 0.4%
 .........................................................
Fletcher Challenge Energy         522,500       1,152,590
 .........................................    ============
Total New Zealand                               5,809,519
---------------------------------------------------------
NORWAY -- 1.3%
---------------------------------------------------------
ENGINEERING & CONSTRUCTION -- 0.1%
 .........................................................
Kvaerner AS--Class A               10,227         432,138
---------------------------------------------------------
PHARMACEUTICALS & HEALTH CARE -- 0.8%
 .........................................................
Nycomed ASA -- Class B #          200,000       2,770,794
---------------------------------------------------------
UTILITY -- ELECTRIC -- 0.4%
 .........................................................
Hafslund ASA -- Class B           200,000       1,262,251
 .........................................    ============
Total Norway                                    4,465,183
---------------------------------------------------------

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1996
--------------------------------------------------------------------------------
INTERNATIONAL FUND

SINGAPORE -- 2.7%               Shares         Value
---------------------------------------------------------
DIVERSIFIED INDUSTRIES -- 2.2%
 .........................................................
Jardine Matheson                1,002,200    $  7,366,170
---------------------------------------------------------
MACHINERY & ENGINEERING -- 0.5%
 .........................................................
Sembawang Corporation             291,000       1,443,204
 .........................................    ============
Total Singapore                                 8,809,374
---------------------------------------------------------
SPAIN -- 3.3%
---------------------------------------------------------
BANKS -- 1.7%
 .........................................................
Banco Santander SA                122,500       5,713,633
---------------------------------------------------------
TELECOMMUNICATIONS -- 1.6%
 .........................................................
Telefonica De Espana              290,000       5,338,080
 .........................................    ============
Total Spain                                    11,051,713
---------------------------------------------------------
SWEDEN -- 3.1%
---------------------------------------------------------
COMPUTER SOFTWARE -- 0.7%
 .........................................................
Enator AB #                       101,500       2,332,727
---------------------------------------------------------
DEFENSE -- 0.4%
 .........................................................
Celsius Industrier AB             101,500       1,330,802
---------------------------------------------------------
DIVERSIFIED -- 2.0%
 .........................................................
Marieberg Tidnings AB -- Class
  A                               263,000       6,579,485
 .........................................    ============
Total Sweden                                   10,243,014
---------------------------------------------------------
SWITZERLAND -- 7.3%
---------------------------------------------------------
BUILDING MATERIALS -- 1.2%
 .........................................................
Sarna Kunststoff Holding AG
  "registered"                      3,750       3,954,808
---------------------------------------------------------
BUSINESS SERVICES -- 0.5%
 .........................................................
SGS Surveillance Holding SA         3,900       1,713,750
---------------------------------------------------------
CHEMICALS -- 1.2%
 .........................................................
Ciba-Geigy AG "registered"          3,300       4,020,722
---------------------------------------------------------
FOOD PRODUCERS -- 0.2%
 .........................................................
Nestle SA "registered"                735         839,150
---------------------------------------------------------
INSURANCE -- 1.6%
 .........................................................
Swiss Reinsurance Co.
  "registered"                      5,000       5,133,261
---------------------------------------------------------
MACHINERY & EQUIPMENT -- 2.6%
 .........................................................
Sig Schweizerische Industrie --
  Gesellschaft Holding AG           2,010       4,753,440
 .........................................................
Sulzer Gebruder AG (P.C.)           6,400       3,834,965
 .........................................    ============
                                                8,588,405
 .........................................    ============
Total Switzerland                              24,250,096
---------------------------------------------------------

UNITED KINGDOM -- 14.5%          Shares         Value
---------------------------------------------------------
BANKS -- 1.5%
 .........................................................
National Westminster Bank, PLC    529,000    $  5,063,275
---------------------------------------------------------
BUILDING MATERIALS -- 1.1%
 .........................................................
Redland PLC                       600,000       3,738,443
---------------------------------------------------------
DIVERSIFIED INDUSTRIALS -- 1.2%
 .........................................................
Hanson, PLC                     1,350,000       3,786,222
---------------------------------------------------------
FOOD PRODUCERS -- 1.5%
 .........................................................
Hillsdown Holdings, PLC         1,840,000       4,974,646
---------------------------------------------------------
HOUSING CONSTRUCTION -- 0.7%
 .........................................................
Barratt Developments PLC          562,500       2,219,992
---------------------------------------------------------
INSURANCE -- 0.7%
 .........................................................
Commercial Union, PLC             270,000       2,433,251
---------------------------------------------------------
RETAIL -- 1.9%
 .........................................................
Argyll Group PLC                1,150,000       6,200,439
---------------------------------------------------------
TOBACCO -- 1.4%
 .........................................................
BAT Industries, PLC               602,500       4,690,184
---------------------------------------------------------
UTILITY -- ELECTRIC -- 1.7%
 .........................................................
Powergen ORD                      770,000       5,635,166
---------------------------------------------------------
UTILITY -- GAS -- 1.2%
 .........................................................
British Gas PLC                 1,400,000       3,915,576
---------------------------------------------------------
UTILITY -- WATER -- 1.6%
 .........................................................
Hyder PLC                         465,000       5,158,771
 .........................................    ============
Total United Kingdom                           47,815,965
---------------------------------------------------------
Total common stocks -- 93.0%
  (cost $291,115,551)                         307,968,234
 .........................................................
Other assets in excess of liabilities --
  7.0%                                         23,025,209
 .........................................    ============
Total net assets -- 100%                     $330,993,443
---------------------------------------------------------

# Non-income producing security.

P.C. -- Participation Certificates.

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1996
--------------------------------------------------------------------------------
BALANCED INCOME FUND

COMMON STOCKS -- 41.2%           Shares        Value
--------------------------------------------------------
AEROSPACE -- 1.8%
 ........................................................
Northrop Grumman Corporation       5,200    $    354,250
 ........................................................
Rockwell International
  Corporation                      7,100         406,475
 ........................................................
United Technologies
  Corporation                      4,700         540,500
 ........................................    ============
                                               1,301,225
--------------------------------------------------------
AUTO-RELATED -- 0.4%
 ........................................................
Dana Corporation                  10,000         310,000
--------------------------------------------------------
AUTOS & TRUCKS -- 2.5%
 ........................................................
Ford Motor Company                30,100         974,486
 ........................................................
General Motors Corporation        14,500         759,438
 ........................................    ============
                                               1,733,924
--------------------------------------------------------
BANKS -- 2.4%
 ........................................................
BankAmerica Corporation            3,500         265,125
 ........................................................
The Chase Manhattan
  Corporation                      4,680         330,525
 ........................................................
Comerica, Inc.                     5,500         245,438
 ........................................................
First Chicago NBD Corporation      3,300         129,113
 ........................................................
First of America Bank
  Corporation                      8,700         389,325
 ........................................................
National City Corporation         10,500         368,813
 ........................................    ============
                                               1,728,339
--------------------------------------------------------
BEVERAGES -- 0.5%
 ........................................................
Anheuser-Busch Companies, Inc.     5,000         375,000
--------------------------------------------------------
BUILDING & FOREST PRODUCTS -- 0.8%
 ........................................................
Weyerhaeuser Company              14,000         595,000
--------------------------------------------------------
CHEMICALS -- 1.0%
 ........................................................
Dow Chemical Company               4,800         364,800
 ........................................................
Dupont (E.I.) De Nemours &
  Company                          4,800         379,800
 ........................................    ============
                                                 744,600
--------------------------------------------------------
DIVERSIFIED -- 1.4%
 ........................................................
Hanson PLC, ADR                   26,000         370,500
 ........................................................
Tenneco, Inc.                     12,400         633,950
 ........................................    ============
                                               1,004,450
--------------------------------------------------------
DRUGS -- 1.5%
 ........................................................
American Home Products
  Corporation                      5,000         300,625
 ........................................................
Baxter International, Inc.         6,200         292,950
 ........................................................
Bristol-Myers Squibb Company       2,800         252,000
 ........................................................
Merck & Company, Inc.              3,600         232,650
 ........................................    ============
                                               1,078,225
--------------------------------------------------------

                                 Shares        Value
--------------------------------------------------------
FINANCIAL SERVICES -- 4.1%
 ........................................................
Beneficial Corporation             6,200    $    347,975
 ........................................................
Great Western Financial
  Corporation                     31,000         740,125
 ........................................................
H.F. Ahmanson & Company           36,000         972,000
 ........................................................
Household International, Inc.      4,200         319,200
 ........................................................
Transamerica Corporation           6,000         486,000
 ........................................    ============
                                               2,865,300
--------------------------------------------------------
HOUSEHOLD FURNISHINGS & APPLIANCES -- 0.1%
 ........................................................
Whirlpool Corporation              1,300          64,513
--------------------------------------------------------
INSURANCE -- 1.4%
 ........................................................
Aetna Life & Casualty Company      4,600         328,900
 ........................................................
Aon Corporation                    7,500         380,625
 ........................................................
USLIFE Corporation                 7,700         253,138
 ........................................    ============
                                                 962,663
--------------------------------------------------------
MACHINERY -- 0.6%
 ........................................................
Deere & Company                   10,600         424,000
--------------------------------------------------------
METALS & MINING -- 2.0%
 ........................................................
Aluminum Company of America       10,900         625,387
 ........................................................
Phelps Dodge Corporation           8,000         499,000
 ........................................................
Reynolds Metals Company            5,000         260,625
 ........................................    ============
                                               1,385,012
--------------------------------------------------------
OIL -- DOMESTIC -- 1.7%
 ........................................................
Atlantic Richfield Company         5,500         651,750
 ........................................................
Ultramar Corporation               2,500          72,500
 ........................................................
USX-Marathon Group, Inc.          22,500         452,812
 ........................................    ============
                                               1,177,062
--------------------------------------------------------
OIL -- INTERNATIONAL -- 2.4%
 ........................................................
Chevron Corporation                6,000         354,000
 ........................................................
Exxon Corporation                  4,000         347,500
 ........................................................
Mobil Corporation                  2,000         224,250
 ........................................................
Royal Dutch Petroleum Company
  -- ADR                           3,500         538,125
 ........................................................
TransCanada Pipelines Ltd.        14,000         206,500
 ........................................    ============
                                               1,670,375
--------------------------------------------------------

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1996
--------------------------------------------------------------------------------
BALANCED INCOME FUND

                                 Shares        Value
--------------------------------------------------------
PAPER -- 1.7%
 ........................................................
Georgia Pacific Corporation        5,000    $    355,000
 ........................................................
International Paper Company       14,525         535,609
 ........................................................
Union Camp Corporation             6,000         292,500
 ........................................    ============
                                               1,183,109
--------------------------------------------------------
PHOTOGRAPHY & OPTICAL -- 0.5%
 ........................................................
Eastman Kodak Company              4,200         326,550
--------------------------------------------------------
POLLUTION CONTROL -- 0.5%
 ........................................................
Browning-Ferris Industries,
  Inc.                            13,200         382,800
--------------------------------------------------------
RAILROADS -- 1.3%
 ........................................................
Conrail, Inc.                      8,500         564,188
 ........................................................
Norfolk Southern Corporation       3,800         322,050
 ........................................    ============
                                                 886,238
--------------------------------------------------------
RETAIL -- GENERAL -- 2.6%
 ........................................................
J.C. Penney Co., Inc.             13,000         682,500
 ........................................................
May Department Stores Company     12,000         525,000
 ........................................................
Sears, Roebuck & Company           8,000         389,000
 ........................................................
Woolworth Corporation()           10,000         225,000
 ........................................    ============
                                               1,821,500
--------------------------------------------------------
SAVINGS & LOANS -- 0.4%
 ........................................................
Federal National Mortgage
  Association                      9,400         314,900
--------------------------------------------------------
STEEL -- 0.7%
 ........................................................
USX-U.S. Steel Group, Inc.        17,500         496,562
--------------------------------------------------------
TOBACCO -- 2.5%
 ........................................................
American Brands, Incorporated     16,000         726,000
 ........................................................
Philip Morris Companies,
  Incorporated                     9,700       1,008,800
 ........................................    ============
                                               1,734,800
--------------------------------------------------------
TRUCKING -- 0.6%
 ........................................................
Ryder System, Inc.                15,000         421,875
--------------------------------------------------------
                                 Shares        Value
--------------------------------------------------------
UTILITY -- ELECTRIC -- 3.3%
 ........................................................
CMS Energy Corporation            20,000    $    617,500
 ........................................................
DTE Energy Company                 7,500         231,563
 ........................................................
Edison International              19,300         340,162
 ........................................................
Entergy Corporation                1,100          31,213
 ........................................................
Illinova Corporation               5,000         143,750
 ........................................................
New York State Electric & Gas
  Corporation                      9,000         219,375
 ........................................................
Niagara Mohawk Power Company      13,500         104,625
 ........................................................
Peco Energy Company               11,000         286,000
 ........................................................
Public Service Enterprises
  Group, Inc.                     14,000         383,250
 ........................................    ============
                                               2,357,438
--------------------------------------------------------
UTILITY -- GAS PIPELINE -- 0.8%
 ........................................................
British Gas PLC, ADR               4,700         131,600
 ........................................................
Nicor, Inc.                        6,000         170,250
 ........................................................
Peoples Energy Corporation         7,500         251,250
 ........................................    ============
                                                 553,100
--------------------------------------------------------
UTILITY -- TELEPHONE -- 1.7%
 ........................................................
NYNEX Corporation                 10,500         498,750
 ........................................................
Pacific Telesis Group             10,500         354,375
 ........................................................
US West, Inc.                     10,000         318,750
 ........................................    ============
                                               1,171,875
--------------------------------------------------------
Total common stocks
  (cost $25,525,390)                          29,070,435
--------------------------------------------------------

CORPORATE                     Principal
BONDS -- 14.8%                  Amount
--------------------------------------------------------
BANKS -- 4.3%
 ........................................................
Okobank,
  6.9687%, 9/27/2049 #        $  700,000         717,990
 ........................................................
Midland Bank PLC,
  5.9125%, 6/29/2049 #           500,000         419,000
 ........................................................
Westpac Banking,
  5.6187%, 9/29/2049 #         2,200,000       1,895,740
 ........................................    ============
                                               3,032,730
--------------------------------------------------------

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1996
--------------------------------------------------------------------------------
BALANCED INCOME FUND

                              Principal
                                Amount         Value
--------------------------------------------------------
FINANCIAL SERVICES -- 3.0%
 ........................................................
Salomon, Inc.:
  5.65%, 2/10/1998            $  500,000    $    492,352
 ........................................................
  6.58%, 12/01/1998 #            500,000         500,563
 ........................................................
  5.799%, 4/05/1999 #          1,100,000       1,093,074
 ........................................    ============
                                               2,085,989
--------------------------------------------------------
PRINTING & PUBLISHING -- 0.7%
 ........................................................
Time Warner, Inc.,
  6.46%, 8/15/2000 #             500,000         502,132
--------------------------------------------------------
REAL ESTATE -- 2.1%
 ........................................................
Taubman Realty Group,
  6.00%, 11/03/1997 #          1,500,000       1,492,200
--------------------------------------------------------
SOVEREIGN -- 1.4%
 ........................................................
Swedish Export Credit Corp.,
  9.875%, 3/15/2038              900,000         982,080
--------------------------------------------------------
TELECOMMUNICATIONS -- 1.1%
 ........................................................
Southern New England Telephone,
  8.70%, 8/15/2031               750,000         769,989
--------------------------------------------------------
TRANSPORTATION -- 0.2%
 ........................................................
Delta Air Lines ETC,
  9.90%, 1/02/2002               150,000         165,407
--------------------------------------------------------
UTILITY -- ELECTRIC -- 2.0%
 ........................................................
CTC Mansfield Funding Corp. CLB,
  11.125%, 9/30/2016           1,400,000       1,447,821
--------------------------------------------------------
Total corporate bonds
  (cost $10,435,557)                          10,478,348
--------------------------------------------------------
GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES -- 5.1%
--------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.0%
 ........................................................
Federal Home Loan Mortgage
  Corporation, 1316 Z, 8.00%,
  6/15/2022                      674,076         671,488
 ........................................................
Federal National Mortgage
  Association:
  1993-202 VS, 9.75%,
  2/25/2023 #                    599,328         481,004
 ........................................................
  1994-2 SB, 10.00%,
  1/25/2024 #                    591,732         524,792
 ........................................................
  1994-13 SJ, 8.75%,
  2/25/2009 #                    525,000         454,946
 ........................................    ============
                                               2,132,230
--------------------------------------------------------
                              Principal
                                Amount         Value
--------------------------------------------------------
PASS-THROUGH SECURITIES -- 1.4%
 ........................................................
Federal Home Loan Bank,
  6.44%, 12/21/2000           $1,000,000    $    981,475
--------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 0.7%
 ........................................................
Federal Home Loan Mortgage
  Corporation, 1543 TH (IO),
  3.559%, 1/15/2019 #          8,644,287         493,329
--------------------------------------------------------
Total government agency
  mortgage-backed securities
  (cost $3,806,515)                            3,607,034
--------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED
SECURITIES -- 15.5%
--------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--13.2%
 ........................................................
Bear Stearns Mortgage
  Securities,
  Inc., 1993-8 A9, 7.50%,
  8/25/2024                      926,596         877,996
 ........................................................
Citicorp Mortgage Securities,
  Inc.:
 ........................................................
  1988-3 A2, 9.00%, 4/01/2018    246,281         253,665
 ........................................................
  1991-7 M, 8.75%, 5/25/2021     743,831         753,985
 ........................................................
Donaldson, Lufkin & Jenrette,
  1992-MF3 A3, 7.1375%,
  6/18/2007 #                    500,000         503,600
 ........................................................
Greenwich Capital Acceptance,
  Inc., 1994-LB1, 7.6364%,
  4/25/2024 #                  1,442,198       1,461,235
 ........................................................
Independent National Mortgage
  Corporation, 1995-N A5,
  7.50%, 10/25/2025            1,500,000       1,397,850
 ........................................................
Marine Midland, 1991-3 AM,
  8.00%, 12/25/2022            1,051,623       1,045,142
 ........................................................
PNC Mortgage Securities
  Corporation, 1996-1 A11,
  Class Z, 7.50%, 6/25/2026    1,577,864       1,462,285
 ........................................................
Ryland Mortgage Securities Corp.,
  1992-15 B1, 7.5159%,
  11/25/2022 #                 1,682,653       1,559,651
 ........................................      ==========
                                               9,315,409
--------------------------------------------------------
PASS-THROUGH SECURITIES -- 0.0%
 ........................................................
Citicorp Mortgage Securities, Inc.,
  1987-14, 9.50%, 9/25/2002       29,778          30,480
--------------------------------------------------------

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1996
--------------------------------------------------------------------------------
BALANCED INCOME FUND

                              Principal
                                Amount         Value
--------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 2.3%
 ........................................................
Bear Stearns, 1993-06 AS2
  (Inverse IO),
  3.5812%, 6/25/2024 #        $7,784,458    $    362,911
 ........................................................
Donaldson, Lufkin & Jenrette:
  1993-Q16 IS (IO),
  3.7392%, 11/25/2023 #          318,932          23,875
 ........................................................
  1993-Q16 IIS (IO),
  2.1783%, 11/25/2023 #        7,583,468         317,444
 ........................................................
  1993-Q18 SC (IO),
  3.0627%, 1/25/2024 #         5,275,913         255,671
 ........................................................
GE Capital Mortgage Services,
  Inc.,
  1993-1 G (IO),
  657.2504%, 2/25/2022 #          29,415         411,800
 ........................................................
Greenwich Capital Acceptance,
  Inc., 1992-LB8 (IO),
  2.5542%, 2/25/2023 #         2,275,330          28,669
 ........................................................
Structured Mortgage Asset
  Residential Trust:
  1991-1 I (IO),
  1000%, 6/25/2022                 3,005          48,111
 ........................................................
  1991-7 I (IO),
  14669.70%, 12/25/2022 #            637         168,159
 ........................................    ============
                                               1,616,640
--------------------------------------------------------
Total non-agency mortgage-
  backed securities
  (cost $10,677,877)                          10,962,529
--------------------------------------------------------
U.S. TREASURY OBLIGATIONS  -- 21.0%
--------------------------------------------------------
U.S. Treasury Notes:
 ........................................................
  5.375%, 5/31/1998            1,000,000         986,875
 ........................................................
  8.00%, 8/15/1999             2,000,000       2,092,500
 ........................................................
  6.75%, 4/30/2000               900,000         909,843
 ........................................................
  6.375%, 3/31/2001            3,000,000       2,986,875
 ........................................................
  7.25%, 5/15/2004               755,000         781,897
 ........................................................
  7.50%, 2/15/2005               250,000         262,969
 ........................................................
  6.50%, 5/15/2005             3,700,000       3,649,125
 ........................................    ============
                                              11,670,084
--------------------------------------------------------
                              Principal
                                Amount         Value
--------------------------------------------------------
U.S. Treasury Bonds:
  8.125%, 8/15/2019           $  250,000    $    280,469
 ........................................................
  7.25%, 8/15/2022               500,000         512,500
 ........................................    ============
                                                 792,969
--------------------------------------------------------
U.S. Treasury Bill,
  5.64%, 5/29/1997             2,500,000       2,376,882
--------------------------------------------------------
Total U.S. Treasury
  obligations
  (cost $14,942,811)                          14,839,935
--------------------------------------------------------
VARIABLE RATE DEMAND NOTES* -- 1.5%
--------------------------------------------------------
 ........................................................
Pitney Bowes, Inc., 5.1441%      127,670         127,670
 ........................................................
Southwestern Bell, Inc.,
  5.1239%                        900,935         900,935
 ........................................    ============
Total variable rate demand
  notes
  (cost $1,028,605)                            1,028,605
--------------------------------------------------------
Total investments -- 99.1%
  (cost $66,416,755)                          69,986,886
 ........................................................
Other assets in excess
  of liabilities -- 0.9%                         611,307
 ........................................    ============
Total net assets -- 100%                    $ 70,598,193
--------------------------------------------------------

()  Non-income producing security.

#   Variable rate security. The rate listed is as of June 30, 1996.

* Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 1996.

IO -- Interest only.

ETC -- Equipment Trust Certificate.

ADR -- American Depository Receipt.

CLB -- Callable.

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1996
--------------------------------------------------------------------------------
TOTAL RETURN BOND FUND

CORPORATE BONDS AND             Principal
NOTES -- 39.0%                   Amount          Value
---------------------------------------------------------
BANKS -- 7.7%
 .........................................................
Den Norske Bank,
  5.40%, 8/29/2049 #           $   400,000    $   325,640
 .........................................................
Kansallis-Osake-Pankki,
  7.53%, 9/30/2043 #               500,000        515,700
 .........................................................
Midland Bank PLC,
  5.9125%, 6/29/2049 #             650,000        544,700
 .........................................................
Swedbank,
  6.8125%, 12/29/2049 #          1,500,000      1,508,550
 .........................................................
Westpac Banking,
  5.6187%, 9/29/2049 #             500,000        430,850
 ..........................................    ===========
                                                3,325,440
---------------------------------------------------------
FINANCIAL SERVICES -- 4.1%
 .........................................................
Salomon, Inc.:
  6.3937%, 4/01/1997 #             600,000        602,094
 .........................................................
  6.00%, 7/28/1998                 250,000        246,163
 .........................................................
  6.58%, 12/01/1998 #              150,000        150,169
 .........................................................
  5.799%, 4/05/1999 #              600,000        596,222
 .........................................................
  6.26%, 5/20/1999 #               200,000        198,080
 ..........................................    ===========
                                                1,792,728
---------------------------------------------------------
FOOD, BEVERAGE & TOBACCO -- 4.1%
 .........................................................
RJR Nabisco, Inc.:
  8.00%, 7/15/2001                 350,000        347,558
 .........................................................
  7.625%, 9/15/2003              1,200,000      1,150,415
 .........................................................
  8.75%, 8/15/2005                 300,000        297,351
 ..........................................    ===========
                                                1,795,324
---------------------------------------------------------
PRINTING & PUBLISHING -- 3.1%
 .........................................................
Valassis Inserts,
  9.375%, 3/15/1999              1,300,000      1,319,348
---------------------------------------------------------
REAL ESTATE -- 3.4%
 .........................................................
Taubman Reality Group,
  6.00%, 11/03/1997 #            1,500,000      1,492,200
---------------------------------------------------------

                                Principal
                                 Amount          Value
---------------------------------------------------------
RETAIL -- 2.0%
 .........................................................
Woolworth Corporation,
  7.00%, 10/15/2002            $   900,000    $   853,640
---------------------------------------------------------
SAVINGS & LOAN -- 1.2%
 .........................................................
Western Financial Savings,
  8.50%, 7/01/2003                 500,000        505,361
---------------------------------------------------------
SOVEREIGN -- 2.7%
 .........................................................
Government of Mexico,
  10.8125%, 7/21/1997 #            850,000        884,000
 .........................................................
Republic of Argentina,
  5.25%, 3/31/2023 #               500,000        275,312
 ..........................................    ===========
                                                1,159,312
---------------------------------------------------------
TRANSPORTATION -- 0.6%
 .........................................................
Delta Air Lines ETC,
  9.90%, 1/02/2002                 250,000        275,679
---------------------------------------------------------
UTILITY -- ELECTRIC -- 10.1%
 .........................................................
Cleveland Electric Illum,
  7.375%, 6/01/2003                800,000        724,294
 .........................................................
Greece Public Power
  Corporation,
  7.25%, 11/15/2000              1,400,000      1,411,340
 .........................................................
Hydro-Quebec,
  9.40%, 2/01/2021                 200,000        232,536
 .........................................................
Northern States Power Co.
  CLB,
  9.125%, 4/01/2021                500,000        532,684
 .........................................................
Westinghouse Electric Corporation:
  9.30%, 6/07/1999               1,200,000      1,235,976
 .........................................................
  8.93%, 6/22/1999                 250,000        258,472
 ..........................................    ===========
                                                4,395,302
---------------------------------------------------------
Total corporate bonds
  (cost $16,674,552)                           16,914,334
---------------------------------------------------------

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1996
--------------------------------------------------------------------------------
TOTAL RETURN BOND FUND

GOVERNMENT AGENCY
MORTGAGE-BACKED                 Principal
SECURITIES -- 19.1%              Amount          Value
---------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 16.0%
 .........................................................
Federal Home Loan Mortgage
  Corporation:
  1261 J, 8.00%, 7/15/2021     $   553,935    $   551,946
 .........................................................
  1316 Z, 8.00%, 6/15/2022         550,266        548,153
 .........................................................
  1468 S, 11.877%, 2/15/2023
  #                                449,224        446,557
 .........................................................
  1564 SE, 8.3612%, 8/15/2008
  #                                353,637        281,031
 .........................................................
  1627 SD, 9.50%, 12/15/2023
  #                                598,273        437,218
 .........................................................
  1761 Z, 8.50%, 11/15/2024      1,143,517      1,164,741
 .........................................................
Federal National Mortgage
  Association:
  G93-27 SB, 6.6606%,
  8/25/2023 #                      115,176         62,356
 .........................................................
  1993-37 SB, 7.5396%,
  3/25/2023 #                      224,549        156,834
 .........................................................
  1993-45 SA, 9.0043%,
  6/25/2022 #                      550,360        429,797
 .........................................................
  1993-165 SJ, 10.25%,
  1/25/2022 #                    1,341,956      1,191,294
 .........................................................
  1993-202 VS, 9.75%,
  2/25/2023 #                      998,878        801,672
 .........................................................
  X-10B Z, 6.50%, 3/25/2024      1,072,751        880,740
 ..........................................    ===========
                                                6,952,339
---------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 0.8%
 .........................................................
Federal Home Loan Mortgage
  Corporation, 1543 TH (IO),
  3.559%, 1/15/2019 #            5,762,858        328,886
---------------------------------------------------------
GOVERNMENT AGENCY NOTE -- 2.3%
 .........................................................
Federal Home Loan Mortgage
  Corporation (CLB on
  5/20/1997), 8.14%,
  5/20/2004                      1,000,000      1,001,884
---------------------------------------------------------
Total government agency
  mortgage-backed securities
  (cost $8,254,996)                             8,283,109
---------------------------------------------------------

NON-AGENCY
MORTGAGE-BACKED                 Principal
SECURITIES -- 26.5%              Amount          Value
---------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 23.7%
 .........................................................
CMC Securities Corporation,
  1994-G, 7.00%, 9/25/2024     $   200,000    $   180,208
 .........................................................
Citicorp Mortgage Securities,
  Inc.:
  1990-D A1, 9.50%,
  10/25/2005                       263,904        262,716
 .........................................................
  1991-5 A, 6.248%, 5/25/2021
  #                                661,689        549,202
 .........................................................
Collateralized Mortgage
  Obligations Trust,
  57-D, 9.90%, 2/01/2019           600,000        655,464
 .........................................................
Countrywide Funding
  Corporation, 1994-2 A12T,
  9.00%, 2/25/2009 #               465,685        416,508
 .........................................................
GE Capital Mortgage Services,
  Inc.:
  1993-17 A17, 9.00%,
  12/25/2023 #                     197,759        168,177
 .........................................................
  1994-24 A4, 7.00%,
  7/25/2024                        169,843        153,343
 .........................................................
Greenwich Capital Acceptance,
  Inc.,
  1992-1 B1, 6.9252%,
  1/25/2023 #                      496,254        394,373
 .........................................................
Guardian Savings & Loan
  Assoc.:
  1989-1 A, 7.47519%,
  2/25/2019 #                      287,791        250,608
 .........................................................
  1989-3 A, 7.7233%,
  5/25/2019 #                      283,238        255,141
 .........................................................
Housing Securities, Inc.:
  1994-1 AB2, 6.50%,
  3/25/2009                        540,316        383,287
 .........................................................
  1994-2 B1, 6.50%, 7/25/2009      274,629        234,012
 .........................................................
Independent National Mortgage
  Corporation:
  1995-F, 8.25%, 5/25/2010       1,000,000      1,012,749
 .........................................................
  1995-MO A, 7.50%, 9/25/2025    1,000,000        930,800
 .........................................................
  1995-N A5, 7.50%,
  10/25/2025                     1,300,000      1,211,470
 .........................................................
Resident Funding Mortgage
  Securities I:
  1993-S47 A15, 9.00%,
  12/25/2023 #                   1,116,689        698,489
 .........................................................
  1993-S47 A16, 5.4844%,
  12/25/2023 #                   1,753,018        619,890
 .........................................................

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1996
--------------------------------------------------------------------------------
TOTAL RETURN BOND FUND

                                Principal
                                 Amount          Value
---------------------------------------------------------
Resolution Trust Corp.:
  1991-M4 A1, 6.341%,
  2/25/2020 #                  $   275,131    $   269,986
 .........................................................
  1995-2 B6, 6.8362%,
  5/25/2029 #                      491,825        479,382
 .........................................................
  1995-2 B7, 7.2303%,
  5/25/2029 #                      721,387        692,315
 .........................................................
Saxon Mortgage Securities
  Corporation,
  1994-6 B2, 8.1857%,
  6/25/2024 #                      488,810        485,193
 ..........................................    ===========
                                               10,303,313
---------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 2.8%
 .........................................................
Nomura Asset Securities
  Corporation:
  1994-2A 1 (IO), 2.1298%,
  5/25/2024 #                    9,331,045        360,598
 .........................................................
  1994-4A 2 (IO), 1.3988%,
  9/25/2024 #                   15,654,137        404,080
 .........................................................
Ryland Mortgage Securities
  Corporation, 42 2X1 (IO),
  3428.23022%,  6/25/2023 #          8,233        452,844
 ..........................................    ===========
                                                1,217,522
---------------------------------------------------------
Total non-agency mortgage-backed
  securities
  (cost $12,109,258)                           11,520,835
---------------------------------------------------------

U.S. TREASURY                   Principal
OBLIGATIONS -- 8.5%              Amount          Value
---------------------------------------------------------
U.S. Treasury Bonds:
  8.125%, 8/15/2019            $ 1,875,000    $ 2,103,516
 .........................................................
  8.75%, 8/15/2020                 585,000        699,623
 .........................................................
  7.875%, 2/15/2021                400,000        438,375
 .........................................................
  6.25%, 8/15/2023                 500,000        453,125
 ..........................................    ===========
Total U.S. Treasury
  obligations
  (cost $3,956,894)                             3,694,639
---------------------------------------------------------
DISCOUNT NOTES -- 5.8%
---------------------------------------------------------
American Bankers Institute,
 5.54%, 7/02/1996                1,000,000        999,846
 .........................................................
Columbia/HCA Healthcare
  Corp.,
  5.60%, 8/16/1996                 919,000        912,424
 .........................................................
Source One Mortgage Services
  Corp.,
  5.60%, 7/08/1996                 600,000        599,347
 ..........................................    ===========
Total discount notes
  (cost $2,511,617)                             2,511,617
---------------------------------------------------------
VARIABLE RATE DEMAND NOTE* -- 0.1%
---------------------------------------------------------
General Mills, Inc., 5.14%          60,945         60,945
 ..........................................    ===========
Total variable rate demand
  note (cost $60,945)                              60,945
---------------------------------------------------------
Total investments--99.0%
  (cost $43,568,262)                           42,985,479
 .........................................................
Other assets in excess
  of liabilities--1.0%                            434,713
 ..........................................    ===========
Total net assets--100%                        $43,420,192
---------------------------------------------------------

# Variable rate security. The rate listed is as of June 30, 1996.

* Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rate changes periodically on specified dates. The rate listed is as of June 30, 1996.

IO -- Interest only.

CLB -- Callable.

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1996
--------------------------------------------------------------------------------
LOW DURATION FUND

CORPORATE BONDS AND NOTES      Principal
-- 39.9%                        Amount          Value
---------------------------------------------------------
BANKS -- 17.3%
 .........................................................
Den Norske Bank,
  5.40%, 8/29/2049 #          $ 2,600,000    $  2,116,660
 .........................................................
Kansallis-Osake-Pankki,
  7.53%, 9/30/2043 #            4,660,000       4,806,324
 .........................................................
Midland Bank PLC,
  5.9125%, 6/29/2049 #          3,650,000       3,058,700
 .........................................................
National Australia Bank,
  5.8062%, 10/29/2049 #         4,150,000       3,592,447
 .........................................................
Okobank,
  6.9687%, 9/27/2049 #          6,700,000       6,872,190
 .........................................................
Swedbank:
  7.3359%, 10/29/2049 #         6,000,000       6,154,800
 .........................................................
  6.8125%, 12/29/2049 #           900,000         905,130
 .........................................................
Westpac Banking,
  5.6187%, 9/29/2049 #          6,100,000       5,256,370
 .........................................    ============
                                               32,762,621
---------------------------------------------------------
FINANCIAL SERVICES -- 7.3%
 .........................................................
Lehman Brothers, Inc.:
  9.50%, 6/15/1997                800,000         823,334
 .........................................................
  5.04%, 12/15/2003,
  putable 10/15/1996 #          3,300,000       3,264,459
 .........................................................
Salomon, Inc.:
  6.0515%, 11/26/1996 #           720,000         720,000
 .........................................................
  5.20%, 1/20/1997              1,000,000         995,088
 .........................................................
  8.67%, 2/14/1997                400,000         405,938
 .........................................................
  5.53%, 1/30/1998              2,100,000       2,065,005
 .........................................................
  5.65%, 2/10/1998                200,000         196,941
 .........................................................
  5.70%, 2/11/1998              2,000,000       1,970,870
 .........................................................
  9.43%, 3/15/1998              1,000,000       1,042,998
 .........................................................
  6.125%, 5/15/1998               315,000         311,621
 .........................................................
  6.58%, 12/01/1998 #           1,500,000       1,501,690
 .........................................................
  6.26%, 5/20/1999 #              500,000         495,200
 .........................................    ============
                                               13,793,144
---------------------------------------------------------

                               Principal
                                Amount          Value
---------------------------------------------------------
HEALTH -- 0.1%
 .........................................................
Health & Rehabilitation
  Property Trust,
  CLB 7/13/1996, 6.2551%,
  7/13/1999 #                 $   200,000    $    198,300
---------------------------------------------------------
INDUSTRIALS -- 0.3%
 .........................................................
Westinghouse Credit Co.,
  9.07%, 7/25/1996                500,000         500,949
---------------------------------------------------------
PRINTING & PUBLISHING -- 5.2%
 .........................................................
Time Warner, Inc.,
  6.46%, 8/15/2000 #            3,195,000       3,208,626
 .........................................................
Valassis Inserts,
  9.375%, 3/15/1999             6,600,000       6,698,227
 .........................................    ============
                                                9,906,853
---------------------------------------------------------
REAL ESTATE -- 2.8%
 .........................................................
Taubman Reality Group,
  6.00%, 11/03/1997 #           5,400,000       5,371,920
---------------------------------------------------------
SOVEREIGN -- 3.0%
 .........................................................
Government of Mexico,
  10.8125%, 7/21/1997 #         4,600,000       4,784,000
 .........................................................
Republic of Argentina,
  5.25%, 3/31/2023 #            1,550,000         853,469
 .........................................    ============
                                                5,637,469
---------------------------------------------------------
TELECOMMUNICATIONS -- 0.2%
 .........................................................
Illinois Bell Telephone Co.
  CLB, 7.625%, 4/01/2006          300,000         304,810
---------------------------------------------------------

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1996
--------------------------------------------------------------------------------
LOW DURATION FUND

                               Principal
                                Amount          Value
---------------------------------------------------------
UTILITY -- ELECTRIC -- 3.7%
 .........................................................
Cleveland Electric Illum:
  9.25%, 7/29/1999            $ 1,900,000    $  1,935,786
 .........................................................
  8.55%, 11/15/2001             2,000,000       1,931,632
 .........................................................
CTC Mansfield Funding Corp.
  CLB, 11.125%, 9/30/2016         350,000         361,955
 .........................................................
Gulf States Utilities CLB,
  6.75%, 10/01/1998               700,000         692,763
 .........................................................
Northern States Power Co.
  CLB, 9.125%, 4/01/2021        2,000,000       2,130,738
 .........................................    ============
                                                7,052,874
---------------------------------------------------------
Total corporate bonds and
  notes (cost $73,923,633)                     75,528,940
---------------------------------------------------------
GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 13.4%
---------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.2%
 .........................................................
Federal Home Loan Mortgage
  Corporation:
  GNMA Series 16 PU,
  4.50%, 10/25/2006               215,797         215,044
 .........................................................
  1081 I, 7.00%, 12/15/2019       392,030         394,417
 .........................................................
  1096 D, 7.00%, 6/15/2020         92,744          93,285
 .........................................................
  1194 G, 6.50%, 10/15/2006       500,000         487,440
 .........................................................
  1201 D, 7.00%, 10/15/2020       763,575         767,935
 .........................................................
  1262 F, 7.50%, 3/15/2015        500,000         508,594
 .........................................................
  1267 O, 7.25%, 12/15/2005       100,000         101,195
 .........................................................
  1336 H, 7.75%, 1/15/2021        400,000         403,248
 .........................................................
  1358 F, 6.75%, 1/15/2019        600,000         600,780
 .........................................................
  1499 SB, 9.9088%,
  4/15/2023 #                   1,282,435       1,066,825
 .........................................................
  1543 KE, 9.4456%,
  9/15/2022 #                   1,046,602         684,870
 .........................................................
  1617 D, 6.50%, 11/15/2023        71,000          61,637
 .........................................................
  1686 SG, 7.00%, 2/15/2024 #     924,490         721,969
 .........................................................
  1761 Z, 8.50%, 11/15/2024     1,143,517       1,164,741
---------------------------------------------------------

                               Principal
                                Amount          Value
---------------------------------------------------------
Federal National Mortgage
  Association:
  1988-26 C, 7.50%,
  7/25/2018                   $   154,670    $    156,607
 .........................................................
  1990-112 E, 8.50%,
  7/25/2019                       149,733         153,507
 .........................................................
  1991-147 K, 7.00%,
  1/25/2021                         5,000           4,883
 .........................................................
  1991-153 N, 7.50%,
  2/25/2007                       300,000         306,234
 .........................................................
  G92-9 K, 7.00%, 1/25/2020       250,000         251,005
 .........................................................
  1992-138 O, 7.50%,
  7/25/2022                        88,509          85,203
 .........................................................
  1992-158 Z, 7.75%,
  3/25/2021                     1,344,642       1,302,031
 .........................................................
  1992-163 E, 6.75%,
  9/25/2022                       500,000         494,490
 .........................................................
  1993-45 SB, 9.118%,
  4/25/2023 #                   1,500,000       1,070,157
 .........................................................
  1993-141 SB, 9.4456%,
  3/25/2023 #                   2,103,469       1,403,409
 .........................................................
  1994-2 SB, 10.00%,
  1/25/2024 #                     373,185         330,969
 .........................................................
  1994-13 SJ, 8.75%,
  2/25/2009 #                     800,000         693,250
 .........................................................
  1994-27 SE, 10.00%,
  3/25/2023 #                     725,668         597,089
 .........................................................
  1994-60 D, 7.00%,
  4/25/2024                        30,000          25,894
 .........................................................
Government National
  Mortgage Association,
  1995-2 G, 8.50%,
  3/20/2020                     1,300,000       1,347,359
 .........................................    ============
                                               15,494,067
---------------------------------------------------------

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1996
--------------------------------------------------------------------------------
LOW DURATION FUND

                               Principal
                                Amount          Value
---------------------------------------------------------
GOVERNMENT AGENCY NOTES -- 2.9%
 .........................................................
Federal Home Loan Bank,
  6.44%, 12/21/2000           $ 1,500,000    $  1,472,212
 .........................................................
Federal Home Loan Mortgage
  Corporation:
  8.14%, 5/20/2004 (CLB
  5/20/1997)                    2,000,000       2,003,768
 .........................................................
  8.44%, 10/27/2004 (CLB
  10/27/1997)                   2,000,000       2,038,682
 .........................................    ============
                                                5,514,662
---------------------------------------------------------
PASS-THROUGH SECURITIES -- 1.8%
 .........................................................
Federal Home Loan Mortgage
  Corporation,
  255452, 8.50%, 2/01/2008        722,090         748,331
 .........................................................
Federal National Mortgage
  Association:
  21130, 8.00%, 9/01/2000          19,820          19,842
 .........................................................
  308798, 7.311%,
  4/01/2025 #                   1,926,798       1,980,162
 .........................................................
  312155, 7.317%,
  3/01/2025 #                     633,796         641,275
 .........................................    ============
                                                3,389,610
---------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 0.5%
 .........................................................
Federal Home Loan Mortgage
  Corporation, 1543 TH
  (IO), 3.559%, 1/15/2019 #    11,640,973         664,350
 .........................................................
Federal National Mortgage
  Association,
  1993-97 L (IO), 7.50%,
  5/25/2023                     2,371,152         304,456
 .........................................    ============
                                                  968,806
---------------------------------------------------------
Total government agency
  mortgage-backed securities
  (cost $25,228,143)                           25,367,145
---------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED
SECURITIES -- 31.1%
---------------------------------------------------------
ASSET-BACKED SECURITIES -- 0.1%
 .........................................................
Western Financial Grantor
  Trust, 1992-3, 4.70%,
  1/01/1998                       202,774         202,267
---------------------------------------------------------

                               Principal
                                Amount          Value
---------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 29.0%
 .........................................................
Bear Stearns Mortgage
  Securities, Inc.,
  1993-8 A9, 7.50%,
  8/25/2024                   $ 1,667,874    $  1,580,394
 .........................................................
Capstead Securities Corp.:
  1992-2 C, 7.80%,
  2/25/2022                       437,774         439,153
 .........................................................
  1992-11 1B, 7.875%,
  8/25/2022                       440,881         420,910
 .........................................................
Chemical Mortgage
  Securities, Inc.,
  1993-3 A1, 7.125%,
  7/25/2023                       407,827         407,297
 .........................................................
Citicorp Mortgage
  Securities, Inc.:
  1987-9 A1, 9.00%,
  7/25/2002                       740,157         756,167
 .........................................................
  1988-3 A2, 9.00%,
  4/01/2018                        49,256          50,733
 .........................................................
  1989-8 A1, 10.50%,
  6/25/2019                       664,203         717,040
 .........................................................
  1989-17 A1, 7.1347%,
  10/25/2019 #                  1,233,201       1,235,544
 .........................................................
  1989-18 A1, 9.50%,
  11/25/2004                      202,631         202,065
 .........................................................
  1990-D A1, 9.50%,
  10/25/2005                      527,808         525,433
 .........................................................
  1990-4 A5, 9.50%,
  3/25/2005                       652,629         655,240
 .........................................................
  1991-5 A, 6.248%,
  5/25/2021 #                   1,386,395       1,150,708
 .........................................................
  1993-13 A6, 8.50%,
  11/25/2008 #                    285,000         226,853
 .........................................................

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1996
--------------------------------------------------------------------------------
LOW DURATION FUND

                               Principal
                                Amount          Value
---------------------------------------------------------
Countrywide Funding Corp.,
 1994-17 A9, 8.00%,
 7/25/2024                    $     4,000    $      3,996
 .........................................................
Donaldson, Lufkin &
  Jenrette: 1992-M10 A1,
  7.3125%, 12/22/2002 #         3,412,729       3,488,833
 .........................................................
  1992-MF3 A3, 7.1375%,
  6/18/2007 #                   4,000,000       4,028,800
 .........................................................
First Bank Systems,
  1993 AT T2, 8.25%,
  3/25/2023                       405,964         407,832
 .........................................................
Fleet Mortgage Securities,
  1992-2 2A4, 8.55%,
  6/25/2023                     2,632,953       2,677,450
 .........................................................
GE Capital Mortgage
  Services, Inc.:
  1992-7A A6, 8.30%,
  7/25/2023                     1,962,448       2,009,468
 .........................................................
  1993-17 A17, 9.00%,
  12/25/2023 #                    461,538         392,499
 .........................................................
Greenwich Capital
  Acceptance, Inc.:
  1992-1 B1, 6.9252%,
  1/25/2023 #                   2,481,270       1,971,865
 .........................................................
  1994-LB1, 7.6364%,
  4/25/2024 #                     961,466         974,157
 .........................................................
Guardian Savings &
  Loan Assoc.,
  1991-1 A1, 7.2201%,
  1/25/2021 #                   1,581,927       1,158,306
 .........................................................
Housing Securities, Inc.,
  1994-2 B1, 6.50%,
  7/25/2009                       245,853         209,491
 .........................................................
Independent National
  Mortgage Corporation:
  1995-A4, 8.75%, 3/25/2025        18,000          18,950
 .........................................................
  1995-MA4 A, 7.50%,
  9/25/2025                     1,000,000         930,800
 .........................................................
Marine Midland,
  1991-3 AM, 8.00%,
  12/25/2022                    4,503,750       4,475,994
 .........................................................
Paine Webber Mortgage,
  1993-9 A6, 7.00%,
  10/25/2023                    3,121,299       2,980,060
 .........................................................

                               Principal
                                Amount          Value
---------------------------------------------------------
Prudential Home Mortgage
  Securities, Co.:
  1993-36 A10, 7.25%,
  10/25/2023                  $   500,000    $    481,720
 .........................................................
Residential Funding Corp.,
  1993-S9 A8, 8.75%,
  2/25/2008 #                     125,305          86,365
 .........................................................
Residential Funding
  Mortgage
  Securities, Inc.:
  1989-SW1 A, 7.065%,
  1/25/2019 #                     808,144         791,577
 .........................................................
  1992-S5 A5, 7.50%,
  2/25/2007                     1,350,000       1,348,434
 .........................................................
Resolution Trust Corp.:
  1991-6 B6, 8.7563%,
  3/25/2021 #                   1,600,000       1,642,320
 .........................................................
  1991-M4 A1, 6.341%,
  2/25/2020 #                   2,109,336       2,069,891
 .........................................................
  1995-2 B6, 6.8362%,
  5/25/2029 #                   3,977,999       3,877,356
 .........................................................
  1995-2 B7, 7.2303%,
  5/25/2029 #                   3,428,390       3,290,226
 .........................................................
Ryland Mortgage Securities
  Corp.:
  1989-8 E, 9.00%,
  8/25/2020                       931,556         929,599
 .........................................................
  1992-15 B1, 7.5159%,
  11/25/2022 #                    967,651         896,915
 .........................................................
Saxon Mortgage
  Securities Corp.,
  1994-6 B2, 8.1844%,
  6/25/2024 #                   2,427,430       2,409,467
 .........................................................
Structured Mortgage Asset
  Residential Trust:
  1991-1H, 8.25%, 6/25/2022       351,103         336,953
 .........................................................
  1992-3 A, 8.00%,
  10/25/2007                      272,501         262,746
 .........................................................
  1993-5A AA, 6.9456%,
  6/25/2024 #                     435,453         422,041
 .........................................................
SML, Inc.,
  1994-C 1, 6.4375%,
  9/20/1999 #                   2,000,000       2,006,700
 .........................................    ============
                                               54,948,348
---------------------------------------------------------

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1996
--------------------------------------------------------------------------------
LOW DURATION FUND

                               Principal
                                Amount          Value
---------------------------------------------------------
PASS-THROUGH SECURITIES -- 0.1%
 .........................................................
Citicorp Mortgage
  Securities, Inc.:
  1987-5, 8.50%, 4/25/2017    $    32,771    $     32,831
 .........................................................
  1987-14, 9.50%, 9/25/2002        59,556          60,961
 .........................................................
  1988-16 A1, 10.00%,
  11/25/2018                       64,242          68,623
 .........................................    ============
                                                  162,415
---------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 1.9%
 .........................................................
Donaldson, Lufkin &
  Jenrette: 1993-Q16 IIS
  (IO), 2.1783%, 11/25/2023 #   4,139,371         173,274
 .........................................................
  1993-Q16 IS (IO),
  3.7392%, 11/25/2023 #           917,744          68,702
 .........................................................
  1993-Q18 SC (IO),
  3.0627%, 1/25/2024 #          2,374,161         115,052
 .........................................................
  1994-Q8 IIS (IO), 1.95%,
  5/25/2024 #                  24,032,772         979,095
 .........................................................
Nomura Asset Securities
  Corporation:
  1994-2A 1 (IO), 2.2144%,
  5/25/2024 #                  27,952,580       1,080,227
 .........................................................
  1994-5A 1 (IO), 1.0681%,
  11/25/2024 #                 51,111,414         762,838
 .........................................................
Residential Funding Corp.,
  1992-S2 A16 (IO), 0.50%,
  1/25/2022                    36,029,672         270,006
 .........................................................
Structured Mortgage Asset
  Residential Trust,
  1991-2 I (IO), 28.1035%,
  6/25/2022 #                      53,325          68,795
 .........................................    ============
                                                3,517,989
---------------------------------------------------------
Total non-agency mortgage-
  backed securities
  (cost $59,585,128)                           58,831,019
---------------------------------------------------------

                               Principal
                                Amount          Value
---------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 10.9%
---------------------------------------------------------
U.S. Treasury Notes:
  5.375%,11/30/1997           $ 1,000,000    $    991,875
 .........................................................
  5.00%, 1/31/1998              2,000,000       1,968,750
 .........................................................
  7.875%, 4/15/1998             7,000,000       7,210,000
 .........................................................
  7.50%, 10/31/1999               600,000         620,062
 .........................................................
  6.125%, 7/31/2000               950,000         939,609
 .........................................................
  6.25%, 8/31/2000              1,000,000         993,437
 .........................................................
  5.75%, 8/15/2003              7,885,000       7,505,534
 .........................................................
U.S. Treasury Bonds,
  8.75%, 8/15/2020                300,000         358,781
 .........................................    ============
Total U.S. Treasury
  obligations
  (cost $20,808,303)                           20,588,048
---------------------------------------------------------
DISCOUNT NOTES -- 3.7%
---------------------------------------------------------
Columbia/HCA Healthcare
  Corp.:
  5.52%, 7/10/1996              3,000,000       2,995,860
 .........................................................
  5.50%, 8/15/1996              3,000,000       2,979,375
 .........................................................
Source One Mortgage
  Services Corporation,
  5.60%, 7/08/1996              1,000,000         998,911
 .........................................    ============
Total discount notes
  (cost $6,974,146)                             6,974,146
---------------------------------------------------------
VARIABLE RATE DEMAND NOTES* -- 0.1%
---------------------------------------------------------
Pitney Bowes, Inc.,
  5.1441%                         256,243         256,243
 .........................................    ============
Total variable rate demand
  note (cost $256,243)                            256,243
---------------------------------------------------------
Total investments -- 99.1%
  (cost $186,775,596)                         187,545,541
 .........................................................
Other assets in excess of
  liabilities -- 0.9%                           1,615,641
 .........................................    ============
Total net assets -- 100%                     $189,161,182
---------------------------------------------------------

#   Variable rate security. The rate listed is as of June 30, 1996.

* Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 1996.

IO -- Interest Only.

CLB -- Callable.

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1996
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT FUND

                                Principal
CORPORATE BONDS -- 30.5%          Amount         Value
---------------------------------------------------------
BANKS -- 18.1%
 .........................................................
Den Norske Bank,
  5.75%, 11/29/2049 #           $  700,000    $   574,875
 .........................................................
Kansallis-Osake-Pankki,
  7.53%, 9/30/2043 #               200,000        206,280
 .........................................................
National Australia Bank,
  5.8062%, 10/29/2049 #          1,000,000        865,650
 .........................................................
Okobank,
  6.9687%, 9/27/2049 #             900,000        923,130
 .........................................................
Swedbank,
  7.3359%, 10/29/2049 #            800,000        820,640
 ..........................................    ===========
                                                3,390,575
---------------------------------------------------------
FINANCIAL SERVICES -- 4.8%
 .........................................................
Salomon, Inc.:
  5.53%, 1/30/1998                 500,000        491,668
 .........................................................
  6.58%, 12/01/1998 #              400,000        400,451
 ..........................................    ===========
                                                  892,119
---------------------------------------------------------
SOVEREIGN -- 3.0%
 .........................................................
Government of Mexico,
  10.8125%, 7/21/1997 #            550,000        572,000
---------------------------------------------------------
TELECOMMUNICATIONS -- 0.8%
 .........................................................
Illinois Bell Telephone Co.
  CLB, 7.625%, 4/01/2006           150,000        152,405
---------------------------------------------------------
UTILITY -- ELECTRIC -- 3.8%
 .........................................................
Gulf States Utilities CLB,
  6.75%, 10/01/1998                300,000        296,899
 .........................................................
Westinghouse Electric
  Corporation,
  9.30%, 6/07/1999                 400,000        411,992
 ..........................................    ===========
                                                  708,891
---------------------------------------------------------
Total corporate bonds
  (cost $5,589,648)                             5,715,990
---------------------------------------------------------


GOVERNMENT AGENCY
MORTGAGE-BACKED                 Principal
SECURITIES -- 8.8%                Amount         Value
---------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.1%
 .........................................................
Federal Home Loan Mortgage
  Corporation:
  16-B, 10.00%, 10/15/2019      $   26,444    $    27,006
 .........................................................
  1081 I, 7.00%, 12/15/2019        161,222        162,204
 .........................................................
  1722 PB, 6.50%, 2/15/2009        171,177        171,122
 .........................................................
Federal Housing Authority
  Project, 7.43%, 2/01/2023        139,560        140,785
 .........................................................
Federal National Mortgage
  Association:
  G92-40 B, 7.00%, 12/25/2015 #    124,603        124,390
 .........................................................
  1992-43 B, 7.50%,
    11/25/2018                     669,283        673,961
 .........................................................
  1992-185 VA, 5.10%,
    5/25/1997                      225,632        224,221
 ..........................................    ===========
                                                1,523,689
---------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 0.7%
 .........................................................
Federal National Mortgage
  Association, 1993-97 L
  (IO),
  7.50%, 5/25/2023                 874,486        112,284
 .........................................................
Government National Mortgage
  Association, 103695,
  11.50%, 9/15/1998                 19,943         20,908
 ..........................................    ===========
                                                  133,192
---------------------------------------------------------
Total government agency
  mortgage-backed securities
  (cost $1,624,225)                             1,656,881
---------------------------------------------------------

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1996
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT FUND

NON-AGENCY
MORTGAGE-BACKED                 Principal
SECURITIES -- 17.9%               Amount         Value
---------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 17.0%
 .........................................................
Citicorp Mortgage Securities,
  Inc.:
  1989-18 A1, 9.50%,
  11/25/2004                    $  159,210    $   158,766
 .........................................................
  1990-D A1, 9.50%,
  10/25/2005                       263,904        262,716
 .........................................................
  1991-5 A, 6.248%,
  5/25/2021 #                      189,054        156,915
 .........................................................
  1991-7 M, 8.75%, 5/25/2021        82,648         83,776
 .........................................................
Donaldson, Lufkin & Jenrette:
  1992-M10 A1, 7.3125%,
  12/22/2002 #                     663,586        678,384
 .........................................................
  1992-MF3 A3, 7.1375%,
    6/18/2007 #                    500,000        503,600
 .........................................................
Prudential Home Mortgage
  Securities, Inc.,
  1993-1 A1, 7.50%, 2/25/2023      279,189        280,895
 .........................................................
Ryland Mortgage Securities
  Corp.,
  1992-15 B1, 7.5159%,
  11/25/2022 #                     387,060        358,766
 .........................................................
Saxon Mortgage Securities
  Corp.,
  1994-6 B2, 8.1844%,
  6/25/2024 #                      488,810        485,193
 .........................................................
Structured Mortgage Asset
  Residential Trust,
  1992-11B BH, 7.80%,
  8/25/2021                        209,903        212,300
 ..........................................    ===========
                                                3,181,311
---------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 0.9%
 .........................................................
Donaldson, Lufkin & Jenrette:
  1993-Q16 IS (IO), 3.7392%,
  11/25/2023 #                     533,723         39,955
 .........................................................
  1993-Q18 SC (IO), 3.0627%,
  1/25/2024 #                    2,637,956        127,835
 ..........................................    ===========
                                                  167,790
---------------------------------------------------------
Total non-agency mortgage-
  backed securities
  (cost $3,447,235)                             3,349,101
---------------------------------------------------------

U.S. TREASURY                   Principal
OBLIGATIONS -- 20.6%              Amount         Value
---------------------------------------------------------
U.S. Treasury Notes:
  5.625%, 1/31/1998             $2,100,000    $ 2,086,875
 .........................................................
  5.375%, 5/31/1998              1,800,000      1,776,375
 ..........................................    ===========
Total U.S. Treasury
  obligations
  (cost $3,859,227)                             3,863,250
---------------------------------------------------------
DISCOUNT NOTES -- 19.2%
---------------------------------------------------------
Alloman Funding Corp.,
  5.42%, 7/22/1996                 800,000        797,471
 .........................................................
C & H Sugar,
  5.50%, 7/09/1996                 700,000        699,144
 .........................................................
Columbia/HCA Healthcare
  Corp.,
  5.52%, 7/26/1996                 700,000        697,317
 .........................................................
Kerr McGee Credit Corp.,
  5.55%, 7/08/1996                 700,000        699,245
 .........................................................
Source One Mortgage Services
  Corp.,
  5.55%, 7/19/1996                 700,000        698,058
 ..........................................    ===========
Total discount notes
  (cost $3,591,233)                             3,591,235
---------------------------------------------------------
VARIABLE RATE DEMAND NOTE* -- 2.2%
---------------------------------------------------------
Southwestern Bell, Inc.,
  5.1239%                          408,706        408,706
 ..........................................    ===========
Total variable rate demand
  note
  (cost $408,706)                                 408,706
---------------------------------------------------------
Total investments -- 99.2%
  (cost $18,520,274)                           18,585,163
 ..........................................    ===========
Other assets in excess of
  liabilities -- 0.8%                             140,619
 ..........................................    ===========

Total net assets -- 100%                      $18,725,782
---------------------------------------------------------

# Variable rate security. Rate listed is as of June 30, 1996.

* Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 1996.

IO -- Interest Only.

CLB -- Callable.

                       See Notes to Financial Statements

Financial Statements -- June 30, 1996
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

                                                                   EQUITY               SMALL
                                                                   INCOME                CAP
                                                                    FUND                FUND
                                                                --------------------------------
ASSETS:
  Investments, at value*......................................  $182,765,666         $16,048,850
  Foreign currency**..........................................             0                   0
  Cash........................................................        76,709               1,360
  Dividends and interest receivable...........................       465,207              23,474
  Receivable from Advisor.....................................             0               6,149
  Receivable for investments sold.............................             0             427,792
  Receivable for Fund shares sold.............................        53,000              10,000
  Other receivables...........................................         1,567               7,010
                                                                ------------         -----------
       Total assets...........................................  $183,362,149         $16,524,635
                                                                ------------         -----------
LIABILITIES:
  Payable to Advisor..........................................       120,437                   0
  Payable for investments purchased...........................       348,725                   0
  Payable for Fund shares repurchased.........................       203,041               3,639
  Dividends payable...........................................             0                   0
  Accrued expenses and other liabilities......................       151,841              40,310
                                                                ------------         -----------
       Total liabilities......................................       824,044              43,949
                                                                ------------         -----------
       Net assets.............................................  $182,538,105         $16,480,686
                                                                ============         ===========
NET ASSETS CONSIST OF:
  Paid in capital.............................................  $142,852,990         $13,319,788
  Undistributed net investment income.........................             0              56,471
  Undistributed net realized gain (loss) on securities
     and foreign currency transactions........................     4,957,420           1,983,103
  Net unrealized appreciation (depreciation) of
     securities and foreign currency..........................    34,727,695           1,121,324
                                                                ------------         -----------
       Net assets.............................................  $182,538,105         $16,480,686
                                                                ============         ===========
CALCULATION OF NET ASSET VALUE PER SHARE:
  Shares outstanding (unlimited shares of
     no par value authorized).................................     9,650,910             772,618
  Net asset value per share (offering and redemption price)...  $      18.91         $     21.33
                                                                ============         ===========
 *Cost of Investments.........................................  $148,037,971         $14,927,526
                                                                ============         ===========
**Cost of Foreign Currency....................................  $          0         $         0
                                                                ============         ===========

                       See Notes to Financial Statements

--------------------------------------------------------------------------------

                      BALANCED          TOTAL            LOW          SHORT-TERM
    INTERNATIONAL      INCOME        RETURN BOND       DURATION       INVESTMENT
        FUND            FUND            FUND             FUND            FUND
    -----------------------------------------------------------------------------
    $307,968,234     $69,986,886     $42,985,479     $187,545,541     $18,585,163
      11,925,048               0               0                0               0
      32,747,429           9,795             199                0               0
       1,614,376         612,636         607,099        2,397,030         201,176
               0               0           4,001                0               0
               0         109,685         100,738          243,424          12,144
       1,265,558         100,200               0          203,600           7,467
          29,515          15,560          17,910           83,739          37,545
    ------------     -----------     -----------     ------------     -----------
     355,550,160      70,834,762      43,715,426      190,473,334      18,843,495
    ------------     -----------     -----------     ------------     -----------
         150,825          57,241               0           38,703             487
      23,847,083          77,095               0                0               0
         292,540          37,769               0          163,181               0
           1,639               0         245,467        1,016,632          82,289
         264,630          64,464          49,767           93,636          34,937
    ------------     -----------     -----------     ------------     -----------
      24,556,717         236,569         295,234        1,312,152         117,713
    ------------     -----------     -----------     ------------     -----------
    $330,993,443     $70,598,193     $43,420,192     $189,161,182     $18,725,782
    ============     ===========     ===========     ============     ===========
    $312,994,774     $64,561,629     $43,688,951     $188,103,806     $18,745,835
         503,115          80,910          79,541          290,152               0
         664,767       2,385,523         234,483           (2,721)        (84,942)
      16,830,787       3,570,131        (582,783)         769,945          64,889
    ------------     -----------     -----------     ------------     -----------
    $330,993,443     $70,598,193     $43,420,192     $189,161,182     $18,725,782
    ============     ===========     ===========     ============     ===========
      16,192,046       3,865,012       3,396,308       18,700,254       1,841,171
    $      20.44     $     18.27     $     12.78     $      10.12     $     10.17
    ============     ===========     ===========     ============     ===========
    $291,115,551     $66,416,755     $43,568,262     $186,775,596     $18,520,274
    ============     ===========     ===========     ============     ===========
    $ 11,926,443     $         0     $         0     $          0     $         0
    ============     ===========     ===========     ============     ===========

                       See Notes to Financial Statements

Financial Statements -- Year Ended June 30, 1996
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                                   EQUITY               SMALL
                                                                   INCOME                CAP
                                                                    FUND                FUND
                                                                 -------------------------------
INVESTMENT INCOME
  Income*
     Dividends.................................................  $ 5,537,019         $   172,082
     Interest..................................................      296,099              91,009
                                                                 -----------         -----------
          Total income.........................................    5,833,118             263,091
                                                                 -----------         -----------
  Expenses
     Advisory fee..............................................    1,238,052             159,346
     Legal and auditing fees...................................       69,358              22,576
     Custodian fees and expenses...............................       60,383               6,426
     Accounting and transfer agent fees and expenses...........       94,976              25,211
     Administration fee........................................       33,744               2,784
     Trustees' fees............................................        6,275               6,275
     Reports to shareholders...................................       28,000              20,000
     Registration fees.........................................       55,374              12,726
     Other expenses............................................       29,925               1,268
                                                                 -----------         -----------
          Total expenses.......................................    1,616,087             256,612
     Less, expense reimbursement...............................            0             (44,825)
                                                                 -----------         -----------
          Net expenses.........................................    1,616,087             211,787
                                                                 -----------         -----------
  Net investment income........................................    4,217,031              51,304
                                                                 -----------         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain on securities and foreign currency
       transactions............................................    6,697,177           3,242,921
     Net change in unrealized appreciation (depreciation) of
       securities and foreign currency.........................   17,517,007          (1,035,528)
                                                                 -----------         -----------
  Net gain (loss) on investments...............................   24,214,184           2,207,393
                                                                 -----------         -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.....................  $28,431,215         $ 2,258,697
                                                                 ===========         ===========
*Net of Foreign Taxes Withheld.................................  $    15,236         $         0
                                                                 ===========         ===========

                       See Notes to Financial Statements

--------------------------------------------------------------------------------

                     BALANCED         TOTAL            LOW         SHORT-TERM
    INTERNATIONAL     INCOME       RETURN BOND      DURATION       INVESTMENT
       FUND            FUND           FUND            FUND            FUND
    --------------------------------------------------------------------------
    $ 5,192,070     $  858,947     $        0      $         0     $        0
        420,748      2,291,873      2,226,847       12,311,794      1,242,397
    -----------     ----------     -----------     -----------     ----------
      5,612,818      3,150,820      2,226,847       12,311,794      1,242,397
    -----------     ----------     -----------     -----------     ----------
      1,108,545        377,472        164,708          706,115         71,031
         35,277         26,043         18,419           48,834         15,227
        265,000         37,964         11,159           41,208          5,893
         73,391         33,131         21,882           66,907         22,464
         34,924         10,211          5,975           27,965          2,445
          6,275          6,275          6,275            6,275          6,275
         20,000         20,000         20,000           20,000         20,000
        105,000         22,088         27,939           38,316         10,501
          3,365          1,667          1,195            5,294            984
    -----------     ----------     -----------     -----------     ----------
      1,651,777        534,851        277,552          960,914        154,820
       (169,480)       (31,555)       (84,461)         (29,763)       (69,867)
    -----------     ----------     -----------     -----------     ----------
      1,482,297        503,296        193,091          931,151         84,953
    -----------     ----------     -----------     -----------     ----------
      4,130,521      2,647,524      2,033,756       11,380,643      1,157,444
    -----------     ----------     -----------     -----------     ----------
      1,311,404      2,948,927        386,435          302,726         17,041
     14,489,301        587,322     (1,233,325)        (603,922)        72,725
    -----------     ----------     -----------     -----------     ----------
     15,800,705      3,536,249       (846,890)        (301,196)        89,766
    -----------     ----------     -----------     -----------     ----------
    $19,931,226     $6,183,773     $1,186,866      $11,079,447     $1,247,210
    ===========     ==========     ===========     ===========     ==========
    $   550,504     $   14,043     $        0      $         0     $        0
    ===========     ==========     ===========     ===========     ==========

                       See Notes to Financial Statements

Financial Statements
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                        EQUITY INCOME FUND
                                                                 ---------------------------------
                                                                    Year Ended          Year Ended
                                                                 June 30, 1996       June 30, 1995
                                                                 ---------------------------------
OPERATIONS:
     Net investment income (loss)...........................     $   4,217,031       $   3,330,418
     Net realized gain on securities and foreign currency
       transactions.........................................         6,697,177           8,380,400
     Net change in unrealized appreciation (depreciation)
       of securities and foreign currency...................        17,517,007           8,445,277
                                                                 -------------       -------------
          Net increase in net assets resulting from
            operations......................................        28,431,215          20,156,095
                                                                 -------------       -------------
NET EQUALIZATION CREDITS....................................                 0             101,938
                                                                 -------------       -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income..................................        (5,190,178)         (3,053,827)
     Net realized gain on securities transactions...........        (9,231,395)         (2,560,940)
                                                                 -------------       -------------
          Total dividends and distributions.................       (14,421,573)         (5,614,767)
                                                                 -------------       -------------
FUND SHARE TRANSACTIONS:
     Net proceeds from shares sold..........................        71,541,636          41,289,943
     Shares issued in connection with payment of dividends
       and distributions....................................        13,515,453           5,234,238
     Cost of shares redeemed................................       (43,625,015)        (21,285,555)
                                                                 -------------       -------------
          Net increase (decrease) in net assets from Fund
            share transactions..............................        41,432,074          25,238,626
                                                                 -------------       -------------
Total increase (decrease) in net assets.....................        55,441,716          39,881,892
NET ASSETS:
     Beginning of period....................................       127,096,389          87,214,497
                                                                 -------------       -------------
     End of period*.........................................     $ 182,538,105       $ 127,096,389
                                                                 =============       =============
*Including undistributed net investment income of:               $           0       $   1,600,193
                                                                 =============       =============
CHANGES IN SHARES OUTSTANDING:
     Shares sold............................................         3,846,201           2,625,774
     Shares issued in connection with payment of dividends
       and distributions....................................           743,944             345,347
     Shares redeemed........................................        (2,311,587)         (1,384,748)
                                                                 -------------       -------------
          Net increase (decrease)...........................         2,278,558           1,586,373
                                                                 =============       =============

                       See Notes to Financial Statements

--------------------------------------------------------------------------------

            SMALL CAP FUND                    INTERNATIONAL FUND
    -------------------------------     -------------------------------
     Year Ended        Year Ended        Year Ended        Year Ended
    June 30, 1996     June 30, 1995     June 30, 1996     June 30, 1995
    -------------------------------     -------------------------------
      $    51,304       $   (53,458)     $  4,130,521      $    918,248
        3,242,921         2,051,312         1,311,404           235,087
       (1,035,528)          315,290        14,489,301         2,640,106
      -----------       -----------      ------------      ------------
        2,258,697         2,313,144        19,931,226         3,793,441
      -----------       -----------      ------------      ------------
                0                 0                 0           105,891
      -----------       -----------      ------------      ------------
                0                 0        (3,924,997)       (1,058,855)
       (3,229,051)         (567,724)         (911,877)         (727,274)
      -----------       -----------      ------------      ------------
       (3,229,051)         (567,724)       (4,836,874)       (1,786,129)
      -----------       -----------      ------------      ------------
        9,973,586         6,033,472       324,232,058        25,589,662
        2,737,936           548,049         4,533,313         1,758,581
      (15,737,773)         (931,042)      (64,341,082)       (3,959,148)
      -----------       -----------      ------------      ------------
       (3,026,251)        5,650,479       264,424,289        23,389,095
      -----------       -----------      ------------      ------------
       (3,996,605)        7,395,899       279,518,641        25,502,298
       20,477,291        13,081,392        51,474,802        25,972,504
      -----------       -----------      ------------      ------------
      $16,480,686       $20,477,291      $330,993,443      $ 51,474,802
      ===========       ===========      ============      ============
      $    56,471       $   464,275      $    503,115      $    325,550
      ===========       ===========      ============      ============
          444,190           298,181        16,283,849         1,484,025
          137,516            28,967           227,114           103,654
         (760,129)          (45,954)       (3,226,302)         (227,394)
      -----------       -----------      ------------      ------------
         (178,423)          281,194        13,284,661         1,360,285
      ===========       ===========      ============      ============

                       See Notes to Financial Statements

Financial Statements
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                        BALANCED INCOME FUND
                                                                  ---------------------------------
                                                                   Year Ended          Year Ended
                                                                  June 30, 1996       June 30, 1995
                                                                  ---------------------------------
OPERATIONS:
     Net investment income...................................     $   2,647,524       $   1,917,881
     Net realized gain (loss) on securities transactions.....         2,948,927             434,314
     Net change in unrealized appreciation (depreciation) of
       securities............................................           587,322           2,852,215
                                                                  -------------       -------------
          Net increase in net assets resulting from
            operations.......................................         6,183,773           5,204,410
                                                                  -------------       -------------
NET EQUALIZATION (DEBITS)....................................                 0             (65,989)
                                                                  -------------       -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income...................................        (2,554,681)         (1,672,655)
     Net realized gain on securities transactions............           (55,137)         (1,199,739)
     Return of capital.......................................                 0             (30,446)
                                                                  -------------       -------------
          Total dividends and distributions..................        (2,609,818)         (2,902,840)
                                                                  -------------       -------------
FUND SHARE TRANSACTIONS:
     Net proceeds from shares sold...........................        43,038,215          10,526,666
     Shares issued in connection with payment of dividends
       and distributions.....................................         2,406,463           2,688,210
     Cost of shares redeemed.................................       (10,483,447)        (19,360,405)
                                                                  -------------       -------------
          Net increase (decrease) in net assets from Fund
            share transactions...............................        34,961,231          (6,145,529)
                                                                  -------------       -------------
Total increase (decrease) in net assets......................        38,535,186          (3,909,948)
NET ASSETS:
     Beginning of period.....................................        32,063,007          35,972,955
                                                                  -------------       -------------
     End of period**.........................................     $  70,598,193       $  32,063,007
                                                                  =============       =============
**Including undistributed net investment income of:               $      80,910       $           0
                                                                  =============       =============
CHANGES IN SHARES OUTSTANDING:
     Shares sold.............................................         2,395,366             668,502
     Shares issued in connection with payment of dividends
       and distributions.....................................           134,345             172,367
     Shares redeemed.........................................          (580,252)         (1,215,259)
                                                                  -------------       -------------
          Net increase (decrease)............................         1,949,459            (374,390)
                                                                  =============       =============

* Commencement of operations.

                       See Notes to Financial Statements

--------------------------------------------------------------------------------

          TOTAL RETURN BOND FUND                   LOW DURATION FUND              SHORT-TERM INVESTMENT FUND
    -----------------------------------     -------------------------------     -------------------------------
                      December 6, 1994*
     Year Ended            through           Year Ended        Year Ended        Year Ended        Year Ended
    June 30, 1996       June 30, 1995       June 30, 1996     June 30, 1995     June 30, 1996     June 30, 1995
    -----------------------------------     -------------------------------     -------------------------------
      $ 2,033,756        $   352,723        $  11,380,643      $  5,880,534      $  1,157,444       $   838,304
          386,435            167,201              302,726           622,634            17,041          (131,070)
       (1,233,325)           650,542             (603,922)        1,891,223            72,725            38,083
      -----------        -----------        -------------      ------------      ------------       -----------
        1,186,866          1,170,466           11,079,447         8,394,391         1,247,210           745,317
      -----------        -----------        -------------      ------------      ------------       -----------
                0                  0                    0                 0                 0                 0
      -----------        -----------        -------------      ------------      ------------       -----------
       (2,033,756)          (352,723)         (11,385,745)       (5,880,534)       (1,150,687)         (838,304)
         (239,612)                 0             (680,292)          (75,968)                0                 0
                0                  0                    0                 0            (6,473)                0
      -----------        -----------        -------------      ------------      ------------       -----------
       (2,273,368)          (352,723)         (12,066,037)       (5,956,502)       (1,157,160)         (838,304)
      -----------        -----------        -------------      ------------      ------------       -----------
       31,603,393         14,983,481          187,622,316       160,502,377        14,567,153        17,020,236
        1,813,318            358,388           10,272,786         5,661,434           634,339           365,441
       (4,198,498)          (880,731)        (131,067,667)      (81,760,823)      (16,377,951)       (7,986,845)
      -----------        -----------        -------------      ------------      ------------       -----------
       29,218,213         14,461,138           66,827,435        84,402,988        (1,176,459)        9,398,832
      -----------        -----------        -------------      ------------      ------------       -----------
       28,131,711         15,278,881           65,840,845        86,840,877        (1,086,409)        9,305,845
       15,288,481              9,600          123,320,337        36,479,460        19,812,191        10,506,346
      -----------        -----------        -------------      ------------      ------------       -----------
      $43,420,192        $15,288,481        $ 189,161,182      $123,320,337      $ 18,725,782       $19,812,191
      ===========        ===========        =============      ============      ============       ===========
      $    79,541        $   167,201        $     290,152      $    693,241      $          0       $         0
      ===========        ===========        =============      ============      ============       ===========
        2,396,355          1,223,013           18,411,897        16,119,314         1,435,371         1,683,176
          138,416             28,352            1,008,556           567,024            62,521            36,134
         (319,560)           (70,268)         (12,866,489)       (8,215,536)       (1,613,876)         (791,051)
      -----------        -----------        -------------      ------------      ------------       -----------
        2,215,211          1,181,097            6,553,964         8,470,802          (115,984)          928,259
      ===========        ===========        =============      ============      ============       ===========

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
June 30, 1996

NOTE 1.

ACCOUNTING POLICIES. Hotchkis and Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust was organized as a Massachusetts business trust on August 22, 1984 and consists of eight series of shares comprising the Balanced Income Fund, the Small Cap Fund, the Equity Income Fund, the International Fund, the Total Return Bond Fund, the Low Duration Fund, the Short-Term Investment Fund and the Equity Fund for Insurance Companies (collectively, the "Funds"), the assets of which are invested in separate, independently managed portfolios. The accompanying financial statements exclude financial information for the Equity Fund for Insurance Companies; financial statements for that Fund are reported on separately. Investment operations of the Funds began on August 13, 1985 (the Balanced Income Fund), September 20, 1985 (the Small Cap Fund), June 24, 1987 (the Equity Income Fund), October 1, 1990 (the International Fund), January 29, 1993 (the Equity Fund for Insurance Companies), May 18, 1993 (the Low Duration Fund and the Short-Term Investment Fund), and December 6, 1994 (the Total Return Bond Fund).

The Balanced Income Fund seeks to preserve capital while producing a high total return. The Small Cap Fund seeks capital appreciation. The Equity Income Fund seeks to provide current income and long-term growth of income, accompanied by growth of capital. The International Fund seeks to provide current income and long-term growth of income, accompanied by growth of capital. The Total Return Bond Fund seeks to maximize long-term total return. The Low Duration Fund seeks to maximize total return, consistent with preservation of capital. The Short-Term Investment Fund seeks to maximize total return, consistent with preservation of capital. The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

SECURITY VALUATION: Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or the NASDAQ National Market System ("System") are valued at the last sale price as of 4:00 p.m., Eastern time, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or such System. Unlisted securities that are not included in such System are valued at the average of the quoted bid and asked price in the over-the-counter market. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities for which daily market quotations are not readily available may be valued pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable or an appropriate matrix utilizing similar factors. As a broader market does not exist, the proceeds received upon the disposal of such securities may differ from quoted values previously furnished by such market makers. Securities for which market quotations are not otherwise available are valued at fair value as determined in good faith by Hotchkis and Wiley (the "Advisor") under procedures established by the Board of Trustees.

--------------------------------------------------------------------------------

Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation.

REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with banks or broker-dealers that meet credit guidelines established by the Board of Trustees. In connection with transactions in repurchase agreements, it is the Funds' policy that the custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Funds are maintained in U.S. dollars. For the International Fund, foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The International Fund does not isolate and treat as ordinary income that portion of the results of operations arising as a result of changes in the exchange rate from the fluctuations arising from changes in the market prices of securities held during the period. However, for federal income tax purposes the International Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates from the fluctuations arising from trade date and settlement date differences.

FORWARD CURRENCY EXCHANGE CONTRACTS: The International Fund utilizes forward currency exchange contracts for the purpose of hedging foreign currency risk on unsettled trades. Under these contracts, it is obligated to exchange currencies at specific future dates. Risks arise from the possible inability of counter-parties to meet the terms of their contracts and from movements in currency values.

FEDERAL INCOME TAXES: It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

EXPENSE ALLOCATION: Common expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) as incurred on a specific identification basis, or (iii) evenly among the Funds, depending on the nature of the expenditure.

EQUALIZATION: Effective July 1, 1995, the Funds discontinued the practice of equalization. The Balanced Income Fund, the Equity Income Fund, and the International Fund each followed the accounting practice known as equalization, by which

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
June 30, 1996

a portion of the proceeds from sales and costs of redemptions of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share was unaffected by sales or redemptions of the Fund's shares.

USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER: Security and shareholder transactions are recorded no later than the first business day after the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified to paid in capital.

NOTE 2.

INVESTMENT ADVISORY AGREEMENT. Each Fund has an investment advisory agreement with the Advisor. The Advisor receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. The Advisor has voluntarily agreed to pay all operating expenses in excess of the annual rates presented below as applied to each Fund's daily net assets. For the year ended June 30, 1996, the Advisor waived the following fees by Fund:

                                         Equity Income      Small Cap      International       Balanced
                                             Fund             Fund             Fund           Income Fund
                                         ----------------------------------------------------------------
ANNUAL ADVISORY RATE..................     0.75%             0.75%            0.75%             0.75%
ANNUAL CAP ON EXPENSES................     1.00%             1.00%            1.00%             1.00%
FEES WAIVED...........................      $0              $44,825         $169,480           $31,555

                                                   Total Return          Low Duration        Short-Term
                                                    Bond Fund               Fund          Investment Fund
                                                   -------------------------------------------------------
ANNUAL ADVISORY RATE............................        0.55%(2)           0.46%(2)            0.40%
ANNUAL CAP ON EXPENSES..........................        0.65%(1)           0.58%               0.48%
FEES WAIVED.....................................     $84,461            $29,763             $69,867

---------------

(1) Prior to October 31, 1995 the cap on expenses was 0.80%.

(2) Prior to October 31, 1995 the annual advisory rate was 0.70% and 0.40% for the Total Return Bond Fund and the Low Duration Fund, respectively.

--------------------------------------------------------------------------------

NOTE 3.

SECURITIES TRANSACTIONS. Purchases and sales of investment securities, other than short-term investments, for the year ended June 30, 1996 were as follows:

                                           Purchases                               Sales
                               ---------------------------------      --------------------------------
            Fund               U.S. Government         Other          U.S. Government         Other
------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND..........              --        $ 75,874,959                 --        $38,653,126
SMALL CAP FUND..............              --          23,177,790                 --         28,434,706
INTERNATIONAL FUND..........              --         259,607,748                 --         17,421,880
BALANCED INCOME FUND........     $43,329,290          34,484,505        $29,749,363         13,853,364
TOTAL RETURN BOND FUND......      17,375,098          25,284,188          8,117,336          4,987,113
LOW DURATION FUND...........      77,928,167          76,885,465         44,188,340         29,656,743
SHORT-TERM INVESTMENT
  FUND......................       4,306,944           7,112,715            138,491          9,066,542

As of June 30, 1996, unrealized appreciation (depreciation) for federal income tax purposes was as follows:

                                                   Net Appreciation      Appreciated      Depreciated
                      Fund                          (Depreciation)       Securities       Securities
-----------------------------------------------------------------------------------------------------
EQUITY INCOME FUND..............................     $ 34,682,882        $37,918,503      $(3,235,621)
SMALL CAP FUND..................................        1,121,324          2,064,976         (943,652)
INTERNATIONAL FUND..............................       16,419,100         24,406,777       (7,987,677)
BALANCED INCOME FUND............................        3,545,902          5,358,698       (1,812,796)
TOTAL RETURN BOND FUND..........................         (589,991)           970,827       (1,560,818)
LOW DURATION FUND...............................          769,945          2,897,019       (2,127,074)
SHORT-TERM INVESTMENT FUND......................           64,889            190,720         (125,831)

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
June 30, 1996

At June 30, 1996, the cost of investments for federal income tax purposes was $148,082,784, $14,927,526, $291,549,134, $66,440,984, $43,575,470, $186,775,596
and $18,520,274 for the Equity Income, Small Cap, International, Balanced Income, Total Return Bond, Low Duration and Short-Term Investment Funds, respectively.

The International, Low Duration and Short-Term Investment Funds realized, on a tax basis, post-October losses of $58,680, $2,721 and $1,827, respectively. Such amounts may be used to offset future capital gains.

At June 30, 1996, the Short-Term Investment Fund had accumulated net realized capital loss carryovers of $19,570 expiring in 2003 and $63,545 expiring in 2004. To the extent the Short-Term Investment Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

For the year ended June 30, 1996, the following percent of dividends and distributions paid qualifies for the dividend received deduction available to corporate stockholders: Equity Income Fund 97%, Small Cap Fund 13% and Balanced Income Fund 29%.

NOTE 4.

SUBSEQUENT EVENT. In June 1996, the Advisor, a limited partnership, entered into a Purchase Agreement with Merrill Lynch & Co., Inc., a Delaware corporation ("ML"), pursuant to which ML will acquire the partnership interests in the Advisor. The purchase is subject to a number of contingencies, including approval by the Funds' Board of Trustees (which has occurred) and shareholders of new investment advisory agreements relating to each Fund. If the transaction occurs, it is anticipated that the Funds will be operated in the same manner as they are currently.

The net assets and net asset value per share of each Fund as of August 16, 1996 were as follows:

                         Net Assets     Net Asset Value
          Fund          (in millions)      Per Share
-------------------------------------------------------
Equity Income Fund......    $ 177.8         $ 18.68
Small Cap Fund..........       16.1           20.88
International Fund......      346.8           20.41
Balanced Fund...........       70.1           18.30
Total Return Fund.......       35.4           12.94
Low Duration Fund.......      171.2           10.12
Short-Term Investment
  Fund..................       14.0           10.17
-------------------------------------------------------

TAX STATUS OF DIVIDENDS (UNAUDITED)

During the year ended June 30, 1996, the following Funds paid capital gain dividends (taxable as long-term capital gains) as follows:

                                       Per Share
                                       ---------
EQUITY INCOME FUND..................     $0.86
SMALL CAP FUND......................     $2.03

Financial Highlights
--------------------------------------------------------------------------------
EQUITY INCOME FUND

                                                                Year Ended June 30,
                                               ------------------------------------------------------
                                                1996        1995        1994        1993        1992
                                               ------------------------------------------------------
Net Asset Value, Beginning of Year...........  $17.24      $15.07      $15.50      $14.51      $12.53
                                               ------      ------      ------      ------      ------
  Income from Investment Operations:
     Net investment income...................    0.45(1)     0.49        0.46        0.44        0.40
     Net realized and unrealized gain on
       investments...........................    2.89        2.48        0.10        1.21        1.99
                                               ------      ------      ------      ------      ------
     Total from investment operations........    3.34        2.97        0.56        1.65        2.39
                                               ------      ------      ------      ------      ------
  Less Distributions:
     Dividends (from net investment
       income)...............................   (0.57)      (0.44)      (0.46)      (0.43)      (0.41)
     Distributions (from realized gains).....   (1.10)      (0.36)      (0.53)      (0.23)         --
                                               ------      ------      ------      ------      ------
     Total Distributions.....................   (1.67)      (0.80)      (0.99)      (0.66)      (0.41)
                                               ------      ------      ------      ------      ------
Net Asset Value, End of Year.................  $18.91      $17.24      $15.07      $15.50      $14.51
                                               ======      ======      ======      ======      ======
RATIOS/SUPPLEMENTAL DATA:
Total Return.................................   20.04%      20.49%       3.40%      11.67%      19.28%
Net assets, end of year (millions)...........  $182.5      $127.1       $87.2       $86.7       $71.6
Ratio of expenses to average net assets:
     Before expense reimbursement............    0.98%       1.02%       1.05%       1.02%       1.02%
     After expense reimbursement.............    0.98%       1.00%       1.00%       1.00%       1.00%
Ratio of net investment income to average net
  assets:
     Before expense reimbursement............    2.56%       3.11%       2.85%       2.97%       2.93%
     After expense reimbursement.............    2.56%       3.14%       2.90%       2.99%       2.95%
Portfolio turnover rate......................      24%         50%         36%         25%         32%

(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

                       See Notes to Financial Statements

Financial Highlights
--------------------------------------------------------------------------------
SMALL CAP FUND

                                                                 Year Ended June 30,
                                                    ----------------------------------------------
                                                     1996      1995      1994      1993      1992
                                                    ----------------------------------------------
Net Asset Value, Beginning of Year................  $21.53    $19.53    $19.88    $18.10    $17.30
                                                    -------   -------   -------   -------   -------
  Income from Investment Operations:
     Net investment income (loss).................    0.05(1)  (0.06)    (0.01)     0.27      0.09
     Net realized and unrealized gain on
       investments................................    2.80      2.84      0.78      3.18      3.09
                                                    -------   -------   -------   -------   -------
     Total from investment operations.............    2.85      2.78      0.77      3.45      3.18
                                                    -------   -------   -------   -------   -------
  Less Distributions:
     Dividends (from net investment income).......      --        --     (0.20)    (0.04)    (0.13)
     Distributions (from realized gains)..........   (3.05)    (0.78)    (0.92)    (1.63)    (2.25)
                                                    -------   -------   -------   -------   -------
     Total Distributions..........................   (3.05)    (0.78)    (1.12)    (1.67)    (2.38)
                                                    -------   -------   -------   -------   -------
Net Asset Value, End of Year......................  $21.33    $21.53    $19.53    $19.88    $18.10
                                                    =======   =======   =======   =======   =======
RATIOS/SUPPLEMENTAL DATA:
Total Return......................................   14.24%    14.79%     3.77%    19.80%    19.04%
Net assets, end of year (millions)................   $16.5     $20.5     $13.1     $10.8      $8.8
Ratio of expenses to average net assets:
     Before expense reimbursement.................    1.21%     1.49%     1.65%     1.40%     1.45%
     After expense reimbursement..................    1.00%     1.00%     1.00%     1.00%     1.00%
Ratio of net investment income (loss) to average
  net assets:
     Before expense reimbursement.................    0.03%    (0.82)%   (0.71)%    1.03%    (0.06)%
     After expense reimbursement..................    0.24%    (0.34)%   (0.06)%    1.42%     0.40%
Portfolio turnover rate...........................     119%       81%       44%       20%       26%

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

                       See Notes to Financial Statements

Financial Highlights
--------------------------------------------------------------------------------
INTERNATIONAL FUND

                                                                 Year Ended June 30,
                                                  --------------------------------------------------
                                                   1996       1995       1994       1993       1992
                                                  --------------------------------------------------
Net Asset Value, Beginning of Year..............  $17.70     $16.79     $14.63     $13.97     $12.56
                                                  ------     ------     ------     ------     ------
  Income from Investment Operations:
     Net investment income......................    0.56(1)    0.28       0.26       0.23       0.22
     Net realized and unrealized gain on
       investments..............................    2.51       1.52       2.19       0.74       3.09
                                                  ------     ------     ------     ------     ------
     Total from investment operations...........    3.07       1.80       2.45       0.97       3.31
                                                  ------     ------     ------     ------     ------
  Less Distributions:
     Dividends (from net investment income).....   (0.14)     (0.44)     (0.14)        --      (0.61)
     Distributions (from realized gains)........   (0.19)     (0.45)     (0.15)     (0.31)     (1.29)
                                                  ------     ------     ------     ------     ------
     Total Distributions........................   (0.33)     (0.89)     (0.29)     (0.31)     (1.90)
                                                  ------     ------     ------     ------     ------
Net Asset Value, End of Year....................  $20.44     $17.70     $16.79     $14.63     $13.97
                                                  ======     ======     ======     ======     ======
RATIOS/SUPPLEMENTAL DATA:
Total Return....................................   18.61%     11.08%     16.71%      7.36%     27.48%
Net assets, end of year (millions)..............  $331.0      $51.5      $26.0       $6.6       $4.0
Ratio of expenses to average net assets:
     Before expense reimbursement...............    1.11%      1.39%      1.61%      2.44%      4.19%
     After expense reimbursement................    1.00%      1.00%      1.00%      1.00%      1.00%
Ratio of net investment income to average net
  assets:
     Before expense reimbursement...............    2.67%      2.45%      2.01%      1.14%      0.42%
     After expense reimbursement................    2.78%      2.83%      2.62%      2.58%      3.61%
Portfolio turnover rate.........................      12%        24%        23%        24%        88%

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

                       See Notes to Financial Statements

Financial Highlights
--------------------------------------------------------------------------------
BALANCED INCOME FUND

                                                                Year Ended June 30,
                                               ------------------------------------------------------
                                                1996        1995        1994        1993        1992
                                               ------------------------------------------------------
Net Asset Value, Beginning of Year...........  $16.74      $15.71      $16.69      $16.35      $15.23
                                               ------      ------      ------      ------      ------
  Income from Investment Operations:
     Net investment income...................    0.94        0.89        0.89        0.77        0.79
     Net realized and unrealized gain (loss)
       on investments........................    1.53        1.53       (0.27)       0.82        1.45
                                               ------      ------      ------      ------      ------
     Total from investment operations........    2.47        2.42        0.62        1.59        2.24
                                               ------      ------      ------      ------      ------
  Less Distributions:
     Dividends (from net investment
       income)...............................   (0.92)      (0.80)      (0.94)      (0.74)      (0.76)
     Distributions (from realized gains).....   (0.02)      (0.57)      (0.66)      (0.51)      (0.36)
     Return of capital.......................      --       (0.02)         --          --          --
                                               ------      ------      ------      ------      ------
     Total Distributions.....................   (0.94)      (1.39)      (1.60)      (1.25)      (1.12)
                                               ------      ------      ------      ------      ------
Net Asset Value, End of Year.................  $18.27      $16.74      $15.71      $16.69      $16.35
                                               ======      ======      ======      ======      ======
RATIOS/SUPPLEMENTAL DATA:
Total Return.................................   15.04%      16.40%       3.60%      10.10%      15.10%
Net assets, end of year (millions)...........   $70.6       $32.1       $36.0       $30.3       $16.7
Ratio of expenses to average net assets:
     Before expense reimbursement............    1.06%       1.19%       1.20%       1.15%       1.27%
     After expense reimbursement.............    1.00%       1.00%       1.00%       1.00%       1.00%
Ratio of net investment income to average net
  assets:
     Before expense reimbursement............    5.20%       5.44%       5.04%       4.62%       4.64%
     After expense reimbursement.............    5.26%       5.63%       5.24%       4.77%       4.90%
Portfolio turnover rate......................      92%         51%         97%        155%         36%

                       See Notes to Financial Statements

Financial Highlights
--------------------------------------------------------------------------------
TOTAL RETURN BOND FUND

                                                                                     December 6, 1994*
                                                                   Year Ended             through
                                                                 June 30, 1996         June 30, 1995
                                                                 --------------------------------------
Net Asset Value, Beginning of Period.............................     $12.94               $12.00
                                                                    -----------          --------
  Income from Investment Operations:
     Net investment income.......................................       0.84(1)              0.46
     Net realized and unrealized gain on investments.............       0.06                 0.94
                                                                    -----------          --------
     Total from investment operations............................       0.90                 1.40
                                                                    -----------          --------
  Less Distributions:
     Dividends (from net investment income)......................      (0.93)               (0.46)
     Distributions (from realized gains).........................      (0.13)                  --
                                                                    -----------          --------
     Total Distributions.........................................      (1.06)               (0.46)
                                                                    -----------          --------
Net Asset Value, End of Period...................................     $12.78               $12.94
                                                                    ===========          ========
RATIOS/SUPPLEMENTAL DATA:
Total Return.....................................................       7.05%               11.88%
Net assets, end of period (millions).............................      $43.4                $15.3
Ratio of expenses to average net assets:
     Before expense reimbursement................................       0.98%                2.93%+
     After expense reimbursement.................................       0.68%                0.80%+
Ratio of net investment income to average net assets:
     Before expense reimbursement................................       6.86%                4.92%+
     After expense reimbursement.................................       7.16%                7.05%+
Portfolio turnover rate..........................................         51%                  68%

 *  Commencement of operations.
 +  Annualized.
(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

                       See Notes to Financial Statements

Financial Highlights
--------------------------------------------------------------------------------
LOW DURATION FUND

                                                                                          May 18, 1993*
                                                               Year Ended June 30,           through
                                                             1996      1995      1994     June 30, 1993
                                                            -------------------------------------------
Net Asset Value, Beginning of Period.....................   $10.15    $ 9.93    $10.00       $ 10.00
                                                            --------  --------  --------    --------
  Income from Investment Operations:
     Net investment income...............................     0.68      0.75      0.77          0.05
     Net realized and unrealized gain on investments.....     0.06      0.23      0.11          0.00
                                                            --------  --------  --------    --------
     Total from investment operations....................     0.74      0.98      0.88          0.05
                                                            --------  --------  --------    --------
  Less Distributions:
     Dividends (from net investment income)..............    (0.72)    (0.75)    (0.77)        (0.05)
     Distributions (from realized gains).................    (0.05)    (0.01)    (0.18)        (0.00)
                                                            --------  --------  --------    --------
     Total Distributions.................................    (0.77)    (0.76)    (0.95)        (0.05)
                                                            --------  --------  --------    --------
Net Asset Value, End of Period...........................   $10.12    $10.15    $ 9.93       $ 10.00
                                                            ========  ========  ========    ========
RATIOS/SUPPLEMENTAL DATA:
Total Return.............................................     7.47%    10.23%     9.02%         4.36%+
Net assets, end of period (millions).....................   $189.2    $123.3     $36.5          $7.6
Ratio of expenses to average net assets:
     Before expense reimbursement........................     0.60%     0.75%     1.10%         4.94%+
     After expense reimbursement.........................     0.58%     0.58%     0.58%         0.58%+
Ratio of net investment income to average net assets:
     Before expense reimbursement........................     7.07%     7.43%     6.82%         1.93%+
     After expense reimbursement.........................     7.09%     7.61%     7.34%         6.28%+
Portfolio turnover rate..................................       50%       71%      254%           34%

* Commencement of operations.
+ Annualized.

                       See Notes to Financial Statements

Financial Highlights
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT FUND

                                                                                          May 18, 1993*
                                                               Year Ended June 30,           through
                                                             1996      1995      1994     June 30, 1993
                                                            -------------------------------------------
Net Asset Value, Beginning of Period.....................   $10.12    $10.21    $10.00       $ 10.00
                                                            --------  --------  --------    --------
  Income from Investment Operations:
     Net investment income...............................     0.66      0.66      0.53          0.03
     Net realized and unrealized
       gain (loss) on investments........................     0.05     (0.09)     0.21            --
                                                            --------  --------  --------    --------
     Total from investment operations....................     0.71      0.57      0.74          0.03
                                                            --------  --------  --------    --------
  Less Distributions:
     Dividends (from net investment income)..............    (0.66)    (0.66)    (0.53)        (0.03)
     Return of capital...................................    (0.00)       --        --            --
                                                            --------  --------  --------    --------
     Total Distributions.................................    (0.66)    (0.66)    (0.53)        (0.03)
                                                            --------  --------  --------    --------
Net Asset Value, End of Period...........................   $10.17    $10.12    $10.21       $ 10.00
                                                            ========  ========  ========    ========
RATIOS/SUPPLEMENTAL DATA:
Total Return.............................................     7.23%     5.78%     7.47%         2.30%+
Net assets, end of period (millions).....................    $18.7     $19.8     $10.5         $.003
Ratio of expenses to average net assets:
     Before expense reimbursement........................     0.88%     1.26%     2.06%        57.02%+
     After expense reimbursement.........................     0.48%     0.48%     0.48%         0.48%+
Ratio of net investment income (loss)
  to average net assets:
     Before expense reimbursement........................     6.15%     5.74%     4.16%       (56.99)%+
     After expense reimbursement.........................     6.55%     6.52%     5.74%         2.32%+
Portfolio turnover rate..................................       60%       81%      135%            0%

* Commencement of operations.
+ Annualized.

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Hotchkis and Wiley Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Income Fund, the Small Cap Fund, the International Fund, the Balanced Income Fund, the Total Return Bond Fund, the Low Duration Fund and the Short-Term Investment Fund (seven of the eight separately managed portfolios of Hotchkis and Wiley Funds, the "Funds") at June 30, 1996, the results of each of their operations for the year then ended, and the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
PRICE WATERHOUSE LLP
Milwaukee, WI
August 16, 1996

--------------------------------------------------------------------------------
MARKET INDICES

The following are definitions for indices used in the performance summary charts as of June 30, 1996. These indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Funds. The securities that comprise these indices may differ substantially from the securities in the Funds' portfolios. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indices may portray different comparative performance.

STANDARD & POOR'S 500 INDEX (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

RUSSELL 2000 INDEX (Russell 2000) is a stock market index comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks that are included in the Russell 3000 Index. These common stocks represent approximately 11% of the U.S. equity market. The Russell 3000 Index is comprised of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity market.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, FAR EAST INDEX (MSCI-EAFE) is an arithmetical average weighted by market value of the performance of over 1,000 non-U.S. companies representing 18 stock markets in Europe, Australia, New Zealand and the Far East.

CONSUMER PRICE INDEX (CPI) is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, fuel, transportation fares, medical and other day-to-day services). While not an objective of the Balanced Income Fund, the Advisor's current goal is a return at least 4% greater than the rate of inflation as measured by the CPI.

LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX (LB Govt/Corp) is a weighted index comprised of publicly-traded intermediate and long-term government and corporate debt with an average maturity of 11 years.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX is an index of Treasury securities with maturities ranging from one to three years.

MERRILL LYNCH 6 MONTH TREASURY BILL INDEX is an index of Treasury securities with maturities of six months.

LEHMAN BROTHERS AGGREGATE INDEX is a weighted index comprised of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The index includes fixed-rate debt issues rated investment grade or higher. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $50 million for all others.

--------------------------------------------------------------------------------


                                      LOGO
                             800 WEST SIXTH STREET
                                  FIFTH FLOOR
                         LOS ANGELES, CALIFORNIA 90017
                                  800-236-4479

                               INVESTMENT ADVISOR
                               Hotchkis and Wiley
                             800 West Sixth Street
                                  Fifth Floor
                         Los Angeles, California 90017

                                 LEGAL COUNSEL
                           Gardner, Carton & Douglas
                             321 North Clark Street
                            Chicago, Illinois 60610

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                           100 East Wisconsin Avenue
                              Milwaukee, WI 53202

                          CUSTODIAN AND TRANSFER AGENT
                             Firstar Trust Company
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202



                              ANNUAL REPORT

                            FOR THE YEAR ENDED
                              JUNE 30, 1996


                                   LOGO



                                   LOGO


                            EQUITY INCOME FUND
      -------------------------------------------------------------
                              SMALL CAP FUND
      -------------------------------------------------------------
                            INTERNATIONAL FUND
      -------------------------------------------------------------
                           BALANCED INCOME FUND
      -------------------------------------------------------------
                          TOTAL RETURN BOND FUND
      -------------------------------------------------------------
                            LOW DURATION FUND
      -------------------------------------------------------------
                        SHORT-TERM INVESTMENT FUND

--------------------------------------------------------------------------------
    THIS MATERIAL SHOULD BE PRECEDED              HOTCHKIS AND WILEY:
    OR ACCOMPANIED BY A PROSPECTUS.               INVESTMENT ADVISOR


--------------------------------------------------------------------------------

                             ______________________


                                  HOTCHKIS AND

                                  WILEY FUNDS

                             ______________________



                      Equity Fund For Insurance Companies





                                 ANNUAL REPORT
                              ___________________

                                 June 30, 1996




                        800 West 6th Street, Fifth Floor
                             Los Angeles, CA 90017
                                 (213) 362-8900


                    Investment Advisor:  HOTCHKIS AND WILEY

                      EQUITY FUND FOR INSURANCE COMPANIES
                        JANUARY 29, 1993 - JUNE 30, 1996





                                    [CHART]





                                                    Ended
                                                   6/30/96
                  --------------------------------------------
                  One Year                          22.9%
                  --------------------------------------------
                  Three Years                       14.6%
                  --------------------------------------------
                  Since Inception                   14.2%
                  (1/29/93)
                  --------------------------------------------




Past performance is not predictive of future performance. The representative market indices are unmanaged. The annual returns reflect the voluntary agreement of Hotchkis and Wiley, the Funds' advisor, to assume fees and expenses in excess of certain limits.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------

Dear Shareholders:

The Equity Income Fund's total return for the fiscal year ended June 30, 1996 was 22.9%. The second quarter of 1996 was a difficult environment for value investors, dampening the strong returns achieved in the previous three quarters. There has been an increasing amount of volatility and dispersion of returns between various sectors of the equity market. The market's recent performance has come primarily from technology and consumer products. We have continued to retain a healthy investment position in basic industry, including chemicals, paper and steel. These areas underperformed in the Spring, as climbing interest rates threatened continued expansion in the economy. Now the economy is sending mixed signals. It seems to be teetering in a delicate balance between growth that is too strong or not strong enough. Perhaps this is what a continuing "soft landing" feels like -- a lot of bumps along the way.

In this uncertain, volatile environment, we continue to believe high dividend yielding, low P/E stocks of financially strong companies will provide superior returns with less risk. The Fund remains attractive relative to the market as a whole, with a projected price/earnings ratio of 12.1x compared to 16.5x for the S&P 500 Stock Index, and a dividend yield of 3.4% compared to the S&P 500 Stock Index of 2.2%. We will continue to manage the portfolio by adherence to our investment disciplines which emphasize these lower risk characteristics.

George Wiley                             Gail Bardin
Managing Director, Hotchkis and Wiley    Managing Director, Hotchkis and Wiley
Portfolio Manager                        Portfolio Manager

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
June 30, 1996

                         COMMON STOCKS--95.8%                           SHARES        VALUE
----------------------------------------------------------------------------------------------
AEROSPACE--4.3%
     Lockheed Martin Corporation......................................   1,800     $   151,200
     Northrop Grumman Corporation.....................................   3,000         204,375
     Rockwell International Corporation...............................   5,100         291,975
     United Technologies Corporation..................................   3,600         414,000
                                                                                   -----------
                                                                                     1,061,550
                                                                                   -----------
AUTO-RELATED--1.4%
     Dana Corporation.................................................  11,000         341,000
                                                                                   -----------
AUTOS & TRUCKS--5.2%
     Ford Motor Company...............................................  23,300         754,338
     General Motors Corporation.......................................  10,200         534,225
                                                                                   -----------
                                                                                     1,288,563
                                                                                   -----------
BANKS--8.3%
     BankAmerica Corporation..........................................   3,600         272,700
     The Chase Manhattan Corporation..................................   4,784         337,870
     Comerica, Inc....................................................   8,100         361,463
     First Chicago NBD Corporation....................................   9,700         379,513
     First of America Bank Corporation................................   4,700         210,325
     KeyCorp..........................................................   5,800         224,750
     NationsBank Corporation..........................................   3,200         264,400
                                                                                   -----------
                                                                                     2,051,021
                                                                                   -----------
BEVERAGES--1.6%
     Anheuser-Busch Companies, Inc....................................   5,200         390,000
                                                                                   -----------
BUILDING & FOREST PRODUCTS--1.8%
     Weyerhaeuser Company.............................................  10,600         450,500
                                                                                   -----------
CHEMICALS--2.0%
     Dow Chemical Company.............................................   3,400         258,400
     Dupont (E.I.) De Nemours & Company...............................   3,000         237,375
                                                                                   -----------
                                                                                       495,775
                                                                                   -----------
COAL & GAS--1.8%
     Eastern Enterprises..............................................  13,000         432,250
                                                                                   -----------

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 1996

                                                                        SHARES        VALUE
                                                                        ------     -----------
DIVERSIFIED--4.9%
     Hanson PLC, ADR..................................................  22,000     $   313,500
     Ogden Corporation................................................  11,500         208,438
     Olin Corporation.................................................   2,700         240,975
     Tenneco, Inc.....................................................   8,500         434,563
                                                                                   -----------
                                                                                     1,197,476
                                                                                   -----------
DRUGS--3.1%
     American Home Products Corporation...............................   4,800         288,600
     Baxter International, Inc........................................   7,200         340,200
     Merck & Company, Inc.............................................   2,000         129,250
                                                                                   -----------
                                                                                       758,050
                                                                                   -----------
ENGINEERING & CONSTRUCTION--1.0%
     Harsco Corporation...............................................   3,700         248,825
                                                                                   -----------
FINANCIAL SERVICES--7.5%
     Beneficial Corporation...........................................   4,800         269,400
     Great Western Financial Corporation..............................  15,300         365,287
     H.F. Ahmanson & Company..........................................  18,000         486,000
     Household International, Inc.....................................   6,100         463,600
     Transamerica Corporation.........................................   3,300         267,300
                                                                                   -----------
                                                                                     1,851,587
                                                                                   -----------
HOUSEHOLD FURNISHINGS & APPLIANCES--0.2%
     Whirlpool Corporation............................................   1,000          49,625
                                                                                   -----------
INSURANCE--5.3%
     Aetna Life & Casualty Company....................................   4,400         314,600
     Aon Corporation..................................................   7,000         355,250
     Lincoln National Corporation.....................................   5,200         240,500
     SAFECO Corporation...............................................   6,000         212,250
     USLIFE Corporation...............................................   5,500         180,812
                                                                                   -----------
                                                                                     1,303,412
                                                                                   -----------
MACHINERY--1.6%
     Deere & Company..................................................   9,900         396,000
                                                                                   -----------

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 1996

                                                                        SHARES        VALUE
                                                                        ------     -----------
METALS & MINING--3.3%
     Aluminum Company of America......................................   8,600     $   493,425
     Reynolds Metals Company..........................................   6,200         323,175
                                                                                   -----------
                                                                                       816,600
                                                                                   -----------
OIL--DOMESTIC--4.2%
     Ashland, Inc.....................................................   7,200         285,300
     Atlantic Richfield Company.......................................   2,200         260,700
     Sun Company, Inc.................................................   6,710         203,816
     USX-Marathon Group, Inc..........................................  13,900         279,737
                                                                                   -----------
                                                                                     1,029,553
                                                                                   -----------
OIL--INTERNATIONAL--1.0%
     Chevron Corporation..............................................   4,000         236,000
                                                                                   -----------
PAPER--4.5%
     Georgia Pacific Corporation......................................   3,500         248,500
     International Paper Company......................................  11,000         405,625
     Union Camp Corporation...........................................   4,000         195,000
     Westvaco Corporation.............................................   9,000         268,875
                                                                                   -----------
                                                                                     1,118,000
                                                                                   -----------
PHOTOGRAPHY & OPTICAL--1.9%
     Eastman Kodak Company............................................   6,000         466,500
                                                                                   -----------
POLLUTION CONTROL--1.2%
     Browning-Ferris Industries, Inc..................................  10,500         304,500
                                                                                   -----------
PROFESSIONAL SERVICES--0.7%
     PHH Corporation..................................................   3,200         182,400
                                                                                   -----------
RAILROADS--2.3%
     Conrail, Inc.....................................................   4,000         265,500
     Norfolk Southern Corporation.....................................   3,600         305,100
                                                                                   -----------
                                                                                       570,600
                                                                                   -----------

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 1996

                                                                        SHARES        VALUE
                                                                        ------     -----------
RETAIL--GENERAL--7.2%
     J.C. Penney Company, Inc.........................................   9,800     $   514,500
     Kmart Corporation................................................  16,200         200,475
     May Department Stores Company....................................  11,800         516,250
     Sears, Roebuck & Company.........................................   7,400         359,825
     Woolworth Corporation(+).........................................   8,300         186,750
                                                                                   -----------
                                                                                     1,777,800
                                                                                   -----------
SAVINGS & LOANS--1.1%
     Federal National Mortgage Association............................   8,000         268,000
                                                                                   -----------
STEEL--1.4%
     USX-U.S. Steel Group, Inc........................................  12,000         340,500
                                                                                   -----------
TELECOMMUNICATIONS--0.9%
     Harris Corporation...............................................   3,500         213,500
                                                                                   -----------
TOBACCO--4.3%
     American Brands, Inc.............................................   9,200         417,450
     Philip Morris Companies, Inc.....................................   6,300         655,200
                                                                                   -----------
                                                                                     1,072,650
                                                                                   -----------
TRUCKING--0.9%
     Ryder System, Inc................................................   8,000         225,000
                                                                                   -----------
UTILITY--ELECTRIC--6.6%
     CMS Energy Corporation...........................................  12,000         370,500
     DTE Energy Company...............................................   4,000         123,500
     Edison International.............................................   6,000         105,750
     Entergy Corporation..............................................   4,000         113,500
     Illinova Corporation.............................................   6,500         186,875
     New York State Electric & Gas Corporation........................   5,300         129,187
     Peco Energy Company..............................................  11,300         293,800
     Public Service Enterprises Group, Inc............................  11,000         301,125
                                                                                   -----------
                                                                                     1,624,237
                                                                                   -----------
UTILITY--GAS PIPELINE--0.9%
     British Gas PLC, ADR.............................................   2,089         223,262
                                                                                   -----------

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 1996

                                                                        SHARES        VALUE
                                                                        ------     -----------
UTILITY--TELEPHONE--3.4%
     NYNEX Corporation................................................   4,900     $   232,750
     Pacific Telesis Group............................................  11,000         371,250
     US West, Inc.....................................................   7,000         223,125
                                                                                   -----------
                                                                                       827,125
                                                                                   -----------
     Total common stocks (cost $18,829,185)...........................              23,611,861
                                                                                   -----------

                                                                      PRINCIPAL
                    SHORT-TERM INVESTMENTS--4.2%                       AMOUNT
----------------------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES#--4.2%
     Pitney Bowes, Inc., 5.1441%....................................  $484,847         484,847
     Southwestern Bell, Inc., 5.1239%...............................   500,000         500,000
     Warner Lambert, Inc., 5.115%...................................    50,000          50,000
                                                                                   -----------
     Total variable rate demand notes (cost $1,034,847).............                 1,034,847
                                                                                   -----------
Total investments--100.0% (cost $19,864,032)........................                24,646,708
Liabilities in excess of other assets--0.0%.........................                     2,321
                                                                                   -----------
     TOTAL NET ASSETS--100.0%.......................................               $24,649,029
                                                                                    ==========

---------------

   # Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rate changes periodically on specified dates. The rate listed is as of
    June 30, 1996.
 (+) Non-income producing security.
 ADR --American Depository Receipts

HOTCHKIS
AND WILEY FUNDS  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1996

ASSETS:
     Investments, at value (cost $19,864,032)...................................  $24,646,708
     Cash.......................................................................       13,678
     Dividends and interest receivable..........................................       56,495
     Receivable for investments sold............................................       64,494
     Receivable from Advisor....................................................       11,458
     Other receivables..........................................................          185
                                                                                  -----------
          Total assets..........................................................   24,793,018
                                                                                  -----------
LIABILITIES:
     Payable for investments purchased..........................................      121,219
     Accrued expenses and other liabilities.....................................       22,770
                                                                                  -----------
     Total liabilities..........................................................      143,989
                                                                                  -----------
          Net assets............................................................  $24,649,029
                                                                                  ===========
NET ASSETS CONSIST OF:
     Paid in capital............................................................  $19,415,596
     Undistributed net investment income........................................       11,105
     Undistributed net realized gains on investments............................      439,652
     Net unrealized appreciation on investments.................................    4,782,676
                                                                                  -----------
          Net assets............................................................  $24,649,029
                                                                                  ===========
CALCULATION OF NET ASSET VALUE PER SHARE:
     Shares outstanding (unlimited shares of no par value authorized)...........    1,823,836
     Net asset value per share (offering and redemption price)..................  $     13.51
                                                                                  ===========

See Notes to the Financial Statements.

HOTCHKIS
AND WILEY FUNDS  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Year ended June 30, 1996

INVESTMENT INCOME:
     Dividends *.................................................................  $  723,958
     Interest....................................................................      36,865
                                                                                    ---------
          Total income...........................................................     760,823
                                                                                    ---------
EXPENSES:
     Advisory fee................................................................     115,773
     Legal and auditing fees.....................................................      14,865
     Custodian fees and expenses.................................................       7,291
     Transfer agent fees and expenses............................................      12,332
     Administration fee..........................................................       2,424
     Trustees' fees and expenses.................................................       6,275
     Reports to shareholders.....................................................         100
     Registration fees...........................................................       3,867
     Other expenses..............................................................       1,103
                                                                                    ---------
          Total expenses.........................................................     164,030
     Less: expense reimbursement.................................................     (48,257)
                                                                                    ---------
          Net expenses...........................................................     115,773
                                                                                    ---------
NET INVESTMENT INCOME............................................................     645,050
                                                                                    ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Net realized gain on investments............................................     809,778
     Net change in unrealized appreciation on investments........................   2,827,246
                                                                                    ---------
          Net gain on investments................................................   3,637,024
                                                                                    ---------
NET INCREASE IN NET ASSETS FROM OPERATIONS.......................................  $4,282,074
                                                                                    =========
---------------
* Net of Foreign Taxes withheld..................................................  $    3,449
                                                                                    =========

See Notes to the Financial Statements

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED            YEAR ENDED
                                                                JUNE 30, 1996         JUNE 30, 1995
                                                                -------------         -------------
OPERATIONS:
     Net investment income....................................   $    645,050          $    515,636
     Net realized gain on securities transactions.............        809,778                53,938
     Net change in unrealized appreciation of securities......      2,827,246             2,320,505
                                                                  -----------           -----------
          Net increase in net assets resulting from
            operations........................................      4,282,074             2,890,079
                                                                  -----------           -----------
NET EQUALIZATION CREDITS......................................              0                48,905
                                                                  -----------           -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income....................................       (688,368)             (458,833)
     Net realized gain on securities transactions.............       (378,446)              (37,220)
                                                                  -----------           -----------
          Total dividends and distributions...................     (1,066,814)             (496,053)
                                                                  -----------           -----------
FUND SHARE TRANSACTIONS:
     Net proceeds from shares sold............................      3,000,002             3,960,772
     Shares issued in connection with payment of dividends....      1,066,814               496,053
     Cost of shares redeemed..................................        (22,500)              (59,677)
                                                                  -----------           -----------
          Net increase in net assets from Fund share
            transactions......................................      4,044,316             4,397,148
                                                                  -----------           -----------
Total Increase in Net Assets..................................      7,259,576             6,840,079
NET ASSETS:
     Beginning of year........................................     17,389,453            10,549,374
                                                                  -----------           -----------
     End of year*.............................................   $ 24,649,029          $ 17,389,453
                                                                  ===========           ===========
*Including undistributed net investment income of:............   $     11,105          $     54,604
                                                                  ===========           ===========
CHANGES IN SHARES OUTSTANDING:
     Shares sold..............................................        234,558               400,117
     Shares issued in connection with payment of dividends....         83,286                46,972
     Shares redeemed..........................................         (2,403)               (5,704)
                                                                  -----------           -----------
          Net increase........................................        315,441               441,385
                                                                  ===========           ===========

See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
June 30, 1996

NOTE 1. ACCOUNTING POLICIES. The Equity Fund for Insurance Companies (the "Fund") is a series of Hotchkis and Wiley Funds (the "Trust"), an open-end, management investment company organized as a Massachusetts business trust on August 22, 1984 and registered under the Investment Company Act of 1940. The Fund commenced operations on January 29, 1993. In addition to the Fund, the Trust also offers the Balanced Income Fund, the Small Cap Fund, the Equity Income Fund, the International Fund, the Low Duration Fund, the Short-Term Investment Fund, and the Total Return Bond Fund. The assets of each series are invested in separate, independently managed portfolios. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

               SECURITY VALUATION: Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or the NASDAQ National Market System ("System") are valued at the last sale price as of 4:00 p.m., Eastern time, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or such System. Unlisted securities that are not included in such System are valued at the average of the quoted bid and asked price in the over-the-counter market. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by Hotchkis and Wiley (the "Advisor") under procedures established by and under the general supervision and responsibility of the Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation.

               REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with banks or broker-dealers that meet credit guidelines established by the Board of Trustees. In connection with transactions in repurchase agreements, it is the Fund's policy that the custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

               FEDERAL INCOME TAXES: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute net investment company taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED
June 30, 1996

               EQUALIZATION: Effective July 1, 1995, the Fund discontinued the practice of equalization. The Fund followed the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of redemptions of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share was unaffected by sales or redemptions of the Fund's shares.

               USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

               EXPENSE ALLOCATION: Common expenses incurred by the Trust are allocated among the funds based upon (i) relative average net assets,
           (ii) as incurred on a specific identification basis, or (iii) evenly among the Funds, depending on the nature of the expenditure.

               OTHER: Security and shareholder transactions are recorded no later than the first business day after the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified to paid in capital.

NOTE 2. INVESTMENT ADVISORY AGREEMENT. The Fund has an investment advisory agreement with the Advisor. The Advisor receives a fee, computed daily and payable monthly, at an annual rate of 0.60% of the first $10 million of the Fund's average net assets, and 0.50% of average net assets in excess of $10 million.

               The Advisor provides continuous supervision of the investment portfolio and pays all of the operating expenses relating to the Fund other than the Advisory fee. For the year ended June 30, 1996, the Advisor paid $48,257 of operating expenses on behalf of the Fund.

NOTE 3. PURCHASES AND SALES OF SECURITIES. Purchases and sales of investment securities, other than short-term investments, for the year ended June 30, 1996 were $7,265,980 and $4,250,059, respectively.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED
June 30, 1996

               At June 30, 1996 (for financial reporting and federal income tax purposes), net unrealized appreciation aggregated $4,782,676, of which $5,168,773 related to appreciated securities and $(386,097) related to depreciated securities.

NOTE 4. SUBSEQUENT EVENT. In June 1996, the Advisor, a limited partnership, entered into a Purchase Agreement with Merrill Lynch & Co., Inc., a Delaware corporation ("ML"), pursuant to which ML will acquire the partnership interests in the Advisor. The purchase is subject to a number of contingencies, including approval by the Funds' Board of Trustees (which has occurred) and shareholders of a new investment advisory agreement relating to the Fund. If the transaction occurs, it is anticipated that the Fund will be operated in the same manner as it is currently.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                           JANUARY 29, 1993+
                                         YEAR ENDED       YEAR ENDED       YEAR ENDED           THROUGH
                                        JUNE 30, 1996    JUNE 30, 1995    JUNE 30, 1994      JUNE 30, 1993
                                        -------------    -------------    -------------    ------------------
Net Asset Value, Beginning of Period...    $ 11.53          $  9.89          $ 10.31             $10.00
                                        -------------    -------------    -------------         -------
  Income from Investment Operations:
     Net investment income.............       0.34             0.41             0.40               0.16
     Net realized and unrealized gain
       (loss) on investments...........       2.26             1.59            (0.24)              0.30
                                        -------------    -------------    -------------         -------
     Total from investment
       operations......................       2.60             2.00             0.16               0.46
                                        -------------    -------------    -------------         -------
  Less Distributions:
     Dividends (from net investment
       income).........................      (0.40)           (0.34)           (0.38)             (0.15)
     Distributions (from capital
       gains)..........................      (0.22)           (0.02)           (0.20)             (0.00)
                                        -------------    -------------    -------------         -------
     Total Distributions...............      (0.62)           (0.36)           (0.58)             (0.15)
                                        -------------    -------------    -------------         -------
Net Asset Value, End of Period.........    $ 13.51          $ 11.53          $  9.89             $10.31
                                        ==========       ==========       ==========       ==============
RATIOS/SUPPLEMENTAL DATA:
Total Return...........................      22.93%           20.62%            1.38%             11.45%#
Net assets, end of period (millions)...      $24.6            $17.4            $10.5               $7.1
Ratio of expenses to average net
  assets:
     Before expense reimbursement......       0.76%            1.05%            1.20%              1.45%#
     After expense reimbursement.......       0.54%            0.58%            0.60%              0.60%#
Ratio of net investment income to
  average net assets:
     Before expense reimbursement......       2.78%            3.58%            3.32%              2.81%#
     After expense reimbursement.......       3.00%            4.03%            3.91%              3.66%#
Portfolio turnover.....................         21%              29%              26%                 2%

---------------

 + Commencement of operations.

 # Annualized.

See Notes to Financial Statements.

HOTCHKIS
AND WILEY FUNDS
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of the Equity Fund for Insurance
Companies:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Fund for Insurance Companies (one of the eight separately managed portfolios of Hotchkis and Wiley Funds, the "Fund") at June 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period from January 29, 1993 (commencement of operations) through June 30, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



/s/ PRICE WATERHOUSE LLP
------------------------

PRICE WATERHOUSE LLP
Milwaukee, WI
August 16, 1996



==================================================================================================================

INVESTMENT ADVISOR         LEGAL COUNSEL                INDEPENDENT ACCOUNTANTS      CUSTODIAN AND TRANSFER AGENT

Hotchkis and Wiley         Gardner, Carton & Douglas    Price Waterhouse LLP         Firstar Trust Company
800 West 6th Street        321 North Clark Street       100 East Wisconsin Avenue    615 East Michigan Street
Fifth Floor                Chicago, IL 60610            Milwaukee, WI 53202          Milwaukee, WI 53202
Los Angeles, CA 90017







This report is intended for the information of shareholders of Hotchkis and Wiley Funds and should not be used as sales literature unless preceded or accompanied by a current prospectus.